SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy statement pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant     x
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Check the appropriate box:
   Preliminary Proxy Statement           Confidential, For Use of the Commission
x  Definitive Proxy Statement            Only (as permitted by Rule 14a-6(e)(2))
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Sheridan Healthcare, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           Sheridan Healthcare, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


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


                                PRELIMINARY COPY
                                ----------------

                           SHERIDAN HEALTHCARE, INC.

                              4651 Sheridan Street
                                   Suite 400
                            Hollywood, Florida 33021
                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON June 24, 1998
                                ---------------

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Sheridan Healthcare, Inc. (the "Company") will be held on June 24, 1998 at 10:00 a.m. Florida time at the offices of the Company at 4651 Sheridan Street, Hollywood, Florida 33021 for the following purposes:

     1. To elect two Class III Directors of the Company to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

     2. To consider and act upon a proposal to approve the potential issuance of shares of common stock, par value $0.01 per share ("Common Stock"), of the Company in connection with the acquisition by the Company of an office-based physician practice.

     3. To consider and act upon a proposal to approve an amendment to the Company's Second Amended and Restated 1995 Stock Option Plan (the "Option Plan") to increase the total number of shares of Common Stock that may be issued under the Option Plan from 1,350,000 to 1,750,000.

     4. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

     The Board of Directors has fixed the close of business on May 11, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                         By Order of the Board of Directors

                                         Jay A. Martus, Esq.
                                         Secretary
Hollywood, Florida
May 20, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                PRELIMINARY COPY

                           SHERIDAN HEALTHCARE, INC.

                              4651 Sheridan Street
                                   Suite 400
                            Hollywood, Florida 33021
                                ---------------

                                PROXY STATEMENT
                                ---------------

                    FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on June 24, 1998

                                                                    May 20, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sheridan Healthcare, Inc. (the "Company") for use at the 1998 Annual Meeting of Stockholders of the Company to be held on June 24, 1998 and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon the election of two Class III Directors of the Company, to consider and act upon a proposal to approve the potential issuance of shares of common stock, par value $0.01 per share ("Common Stock"), of the Company in connection with the acquisition by the Company of an office-based physician practice, (the "Acquisition") to consider and act upon a proposal to approve an amendment to the Company's Second Amended and Restated 1995 Stock Option Plan (the "Option Plan"), and to act upon any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 20, 1998. The Board of Directors has fixed the close of business on May 11, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them. As of the Record Date, there were 7,910,712 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

     The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. A plurality of votes cast shall be sufficient for the election of directors. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not affect the election of the candidates receiving a plurality of votes. The affirmative vote of holders of a majority of the votes cast is required to approve the proposal to issue shares of Common Stock in connection with the Acquisition. Abstentions and broker non-votes will not be counted in determining the number of votes cast for purposes of approval of the proposal to potentially issue shares of Common Stock in connection with the Acquisition, and will therefore not have the effect or votes either "for" or "against" such proposal. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote is required to approve the amendment to the Option Plan. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval of the proposal to amend the Option Plan, and will therefore have the effect of votes "against" such proposal. Broker non-votes will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the amendment to the Option Plan, and will therefore not have the effect of votes either "for" or "against" such proposal. A "broker non-vote" is a proxy from a broker or other nominee indicat ing that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT, FOR THE PROPOSAL TO POTENTIALLY ISSUE COMMON STOCK OF THE COMPANY IN CONNECTION WITH THE ACQUISITION AND FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE OPTION PLAN. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     The Company's 1997 Annual Report, including financial statements for the fiscal year ended December 31, 1997, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.


                       PROPOSAL 1: ELECTION OF DIRECTORS

INTRODUCTION

     The Board of Directors of the Company consists of five members. At the Annual Meeting, two Class III Directors will be elected to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Mitchell Eisenberg, M.D. and Neil A. Natkow, D.O. to serve as the Class III Directors (the "Nominees"). The Nominees are currently serving as directors of the Company. The Board of Directors anticipates that the Nominees will serve, if elected, as directors. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's Amended and Restated By-laws (the "By-laws"). See "Other Matters--Stockholder Proposals" for a summary of these requirements.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES.

INFORMATION REGARDING THE NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

     The following biographical descriptions set forth certain information with respect to the Nominees for election as directors at the Annual Meeting, each director who is not up for election and the executive officers who are not directors, based on information furnished to the Company by each director and officer. The following information is as of March 1, 1998.

Nominees For Election As Directors - Term Expiring 2001

     MITCHELL EISENBERG, M.D. Dr. Eisenberg joined the Company in 1982, has been a director of the Company since 1985, has been President since 1989, and has been Chairman of the Board and Chief Executive Officer since 1994. Prior to joining the Company, Dr. Eisenberg was in private practice. He is 47 years old.

     NEIL A. NATKOW, D.O. Dr. Natkow was appointed to the Company's Board of Directors in July 1996. Dr. Natkow served as Senior Vice President -- Health Care for Precision Response Corporation, a publicly traded company, from February 1997 until October 1997, and is currently a member of Precision
Response Corporation's Board of Directors. Upon leaving Precision Response Corporation, Dr. Natkow became President of NAN II, Inc., a Florida Corporation which is the general partner of PhyTrust, Ltd., a Florida management services organization. From December 1993 until October 1995, Dr. Natkow served as an executive officer of PCA Health Plans of Florida, a health maintenance organization, most recently as its Chief Executive Officer. From July 1992 to December 1993, Dr. Natkow was the President and Chief Executive Officer of Family Health Plan, a health maintenance organization, and from June 1987 to July 1992, Dr. Natkow was the Vice President for Professional Affairs at Southeastern University for Health Sciences. He is 51 years old.

Incumbent Director - Term Expiring 1999

     JAMIE E. HOPPING. Mrs. Hopping has been a director of the Company since February 1998. Mrs. Hopping is currently an independent health care consultant. Prior to that, Mrs. Hopping served as a Group President from January 1996 to August 1997 and as a Division President from February 1994 to January 1996 of Columbia/HCA Healthcare Corporation. Prior to that, Mrs. Hopping served as the Chief Executive Officer of Deering Hospital and Grant Center, an acute care hospital and psychiatric facility, from September 1990 to January 1993. She is 44 years old.

Incumbent Directors - Term Expiring 2000

     LEWIS D. GOLD, M.D. Dr. Gold joined the Company in 1985 as an anesthesiologist and has been a director of the Company since 1988. He has served as Executive Vice President Business Development since 1994. Dr. Gold was also Chief of the Department of Anesthesia of Parkway Regional Medical Center from 1990 to 1994. He is 41 years old.

     HENRY E. GOLEMBESKY, M.D. Dr. Golembesky has been a director of the Company since November 1995. Dr. Golembesky has served as a health care consultant to APM, Inc. from January 1, 1993 to present. From 1990 to 1992, Dr. Golembesky served as President and Chief Executive Officer of UniMed America, a physician services division of Unihealth. He is 52 years old.

Executive Officers Who Are Not Directors

     MICHAEL F. SCHUNDLER. Mr. Schundler joined the Company in July 1996 as Chief Operating Officer and currently serves as both Chief Operating Officer and Chief Financial Officer. Previously, Mr. Schundler served as Vice President -- Operations at American Health Network from 1994 to 1996 and as Chief Financial Officer of AdminiStar, Inc. from 1991 to 1994. Prior to that, Mr. Schundler was Senior Vice President -- Finance of Merrill Lynch Life Insurance Co. and Family Life Insurance Co. He is 42 years old.

     GILBERT L. DROZDOW, M.D., M.B.A. Dr. Drozdow joined the Company in 1987 as an anesthesiologist and was a director of the Company from 1990 to 1994. He served the Company as Vice President Medical Affairs from 1994 to February 1996 and has served as Vice President Hospital Based Services since February 1996. He was also Chairman of the Department of Anesthesia at Westside Regional Medical Center in 1994. He is 40 years old.

     JAY A. MARTUS, ESQ. Mr. Martus joined the Company in 1994 as Vice President, Secretary and General Counsel. Prior to joining the Company, he was a partner with the law firm of Levey & Martus, P.A. Mr. Martus represented the Company as outside general counsel from 1989 to 1994. He is 42 years old.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company consists of five members and is divided into three classes. The members of each class of Directors serve for staggered three-year terms. The Board is composed of one Class I Director (Mrs. Hopping), two Class II Directors (Drs. Gold and Golembesky), and two Class III Directors (Drs. Eisenberg and Natkow), who are up for election at the Annual Meeting. The terms of the Class I and Class II Directors will expire upon the election and qualification of directors at the annual meetings of stockholders held following the fiscal years ending December 31, 1998 and 1999, respectively. At each annual meeting of stockholders, directors will be reelected or elected for a full term of three years to succeed those directors whose terms are expiring.

     During 1997, the Board of Directors met three times. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such director served on the Board of Directors) and (ii) the total number of meetings of all committees of the Board of Directors on which such director served (during the periods for which such director served on such committee or committees).

     Audit Committee. The Board of Directors has established an Audit Committee consisting of Mrs. Hopping and Dr. Golembesky (the "Audit Committee"). The Audit Committee is responsible for making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, approving professional services provided by the independent public accountants, reviewing the independence of the independent public accountants, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee met once during 1997.

     Compensation Committee. The Board of Directors has also established a Compensation Committee consisting of Drs. Eisenberg and Natkow and Mrs. Hopping (the "Compensation Committee"). The Compensation Committee reviews and recommends the compensation arrangements for all directors and officers and approves such arrangements for other senior level employees. The Compensation Committee also administers and takes such other action as may be required in connection with the Company's Executive Incentive Plan. The Compensation Committee met once during 1997.

     Option Committee. The Board of Directors has also established an Option Committee consisting of Drs. Golembesky and Natkow and Mrs. Hopping (the "Option Committee"). The Option Committee administers and takes such other action as may be required in connection with the Option Plan. The Option Committee met once during 1997.

     Indemnification Committee. The Board of Directors has also established an Indemnification Committee consisting of Drs. Golembesky and Natkow and Mrs. Hopping (the "Indemnification Committee"). The Indemnification Committee reviews and recommends actions as may be required in connection with indemnification issues arising out of litigation filed against the Company and certain of its executive officers and directors by former shareholders of the Company's predecessor. The Indemnification Committee met once during 1997.

     The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Directors. Directors of the Company who are also employees receive no additional compensation for their services as a director. Non-employee directors receive an annual director's fee of $5,000 for their service as directors. Each non-employee director also receives $1,000 for personal attendance at any meeting of the Board of Directors and $500 for each committee meeting attended and each meeting of the full Board of Directors attended by telephone conference. All directors of the Company are reimbursed for travel related expenses incurred in attending meetings of the Board of Directors and its committees.

     The Option Plan provides that each new non-employee director of the Company will receive, on the date he or she first becomes a director, an option not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Non-Qualified
Option"), to purchase up to 7,500 shares of Common Stock. In addition, the Option Plan provides that each non-employee director serving in such capacity on the fifth business day after each annual meeting of stockholders will also receive, on such date, a Non-Qualified Option to purchase up to 2,500 shares of Common Stock. Pursuant to this provision, Mr. Robert W. Daly, a former member of the Board of Directors who resigned on December 12, 1997, and Drs. Golembesky and Natkow received grants of such Non-Qualified Options on May 22, 1997. All options granted to directors under the Option Plan vest in three equal installments, with one-third vesting on the date of grant and an additional one-third vesting on each of the two successive anniversaries thereof. All such options are granted with an exercise price per share equal to the fair market value per share of Common Stock on the date of grant and expire on the tenth anniversary of such date of grant.

     Executive Officers. The following table sets forth the compensation awarded to the Company's Chief Executive Officer, the four other most highly compensated executive officers of the Company who were serving as executive officers at the end of 1997 and an additional individual who held an executive officer position during 1997 but who was not serving as an executive officer following 1997, each of whose total salary and bonus exceeded $100,000 during 1997 (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE



                                                           Annual          Long Term
                                                        Compensation      Compensation
                                                    -------------------      Awards
                                                                           Securities
                                                                           Underlying        All Other
                                                    Salary        Bonus     Options(1)     Compensation(2)
Name and Principal Position              Year         ($)          ($)          (#)               ($)
---------------------------              ----       -------      ------    -----------     ---------------

Mitchell Eisenberg, M.D................  1997       274,999         --        170,000            950
 Chairman of the Board of Directors,...  1996       275,712         --         30,000             --
 President and Chief Executive Officer.  1995       290,157         --         26,956         20,760

Valerio J. Toyos, M.D., M.B.A..........  1997       279,076         --            --             --
 Former Vice President Primary Care....  1996       296,022         --         28,500(3)         --
   Services(4).........................  1995       137,846(5)      --          8,500            --

Lewis D. Gold, M.D.....................  1997       249,999         --        122,500            950
   Director and Executive Vice.........  1996       251,712         --         20,000            --
   President Business Development......  1995       256,534         --         26,956         20,760

Gilbert L. Drozdow, M.D., M.B.A........  1997       249,999         --         55,000            950
   Vice President Hospital Based.......  1996       250,512         --         20,000            --
   Services............................  1995       254,473         --          5,392         20,760

Jay A. Martus, Esq.....................  1997       200,000         --         55,000            --
   Vice President, Secretary...........  1996       199,677         --         20,000            --
   and General Counsel.................  1995       200,000         --         16,174            --

Michael F. Schundler...................  1997       199,999         --        122,500            --
   Chief Financial Officer.............  1996        84,615(6)      --         50,000            --
   and Chief Operating Officer.........  1995          --           --           --              --

------------

(1)   Includes  stock  options  granted on February 4, 1998 in lieu of cash bonuses under the Company's 1997 Executive  Incentive Plan as follows:  Dr.  Eisenberg -
      20,000;  Dr. Gold - 17,500; Mr. Schundler - 17,500; Dr. Drozdow - 10,000 and Mr.
      Martus - 10,000. The options vested fully on March 31, 1998 at an exercise price of $14.25 (the fair market value of the Common Stock on the date of grant).

(2)   Represents  contributions  by the Company  under its 401(k) Plan on behalf of each of Drs. Eisenberg, Gold and Drozdow during 1995 and 1997.

(3)   Includes  options to  purchase  up to 8,500  shares of Common  Stock  granted during 1995 for which the exercise price was adjusted during 1996.

(4) Dr. Toyos held the position of Vice President Primary Care Services until December 31, 1997.

(5)   Represents  salary paid to Dr. Toyos from June 1995, when he began employment with the Company, to December 31, 1995.

(6)   Represents  salary  paid to Mr.  Schundler  from  July  1996,  when he  began employment with the Company, to December 31, 1996.


                                                  OPTION GRANTS IN FISCAL YEAR 1997
                                                          Individual Grant
                                                     -------------------------
                                                                                         Potential Realizable
                                                                                           Value at Assumed
                                  Number of    Percent of                                   Annual Rates of
                                 Securities   Total Options                                   Stock Price
                                  Underlying    Granted to                                   Appreciation
                                   Options      Employees  Exercise or                     For Option Term(1)
                                  Granted      in Fiscal   Base Price   Expiration   ----------------------------
     Name                           (#)          Year        ($/sh)        Date         5% ($)          10% ($)
     ----                        ----------   ----------  ------------  ----------   ----------     -------------

Mitchell Eisenberg, M.D.........  60,673(2)     13.1%     $   9.00       2/26/07     $  343,412     $     870,274
                                  89,327(3)     19.3%     $   9.50       5/15/07     $  533,684     $   1,352,460
                                  20,000(4)      4.3%     $  14.25       02/4/08     $  179,200     $     454,200
Valerio J. Toyos, M.D., M.B.A...      --          --          --            --             --               --
Lewis D. Gold, M.D..............  42,471(2)      9.2%     $   9.00       2/26/07     $  240,388     $     609,191
                                  62,529(3)     13.5%     $   9.50       5/15/07     $  373,579     $     946,724
                                  17,500(4)      3.8%     $  14.25       2/ 4/08     $  156,800     $     397,425
Gilbert L. Drozdow, M.D., M.B.A.  18,202(2)      3.9%     $   9.00       2/26/07     $  103,024     $     261,084
                                  26,798(3)      5.8%     $   9.50       5/15/07     $  160,105     $     405,737
                                  10,000(4)      2.2%     $  14.25       2/ 4/08     $   87,100     $     224,600
Jay A. Martus, Esq..............  18,202(2)      3.9%     $   9.00       2/26/07     $  103,024     $     261,084
                                  26,798(3)      5.8%     $   9.50       5/15/07     $  160,105     $     405,737
                                  10,000(4)      2.2%     $  14.25       2/ 4/08     $   87,100     $     224,600
Michael F. Schundler............  42,471(2)      9.2%     $   9.00       2/26/07     $  240,388     $     609,191
                                  62,529(3)     13.5%     $   9.50       5/15/07     $  373,579     $     946,724
                                  17,500(4)      3.8%     $  14.25       2/ 4/08     $  156,800     $     397,425

------------------

(1)    Amounts  represent   hypothetical  gains  that  could  be  achieved  for  the
       respective  options if exercised at the end of the option term.  These gains are based upon assumed rates of stock price  appreciation  set by the Securities and
       Exchange  Commission ("SEC") of five percent and ten percent compounded annually from the date the  respective  options were granted.  Actual gains,  if any, are dependent on the performance of the Common Stock. There can be no assurance that the amounts reflected will be achieved.

(2)    These  options  vest in full on February  26, 2007 so long as the  applicable option  holder is employed by the Company or one of its  subsidiaries  as of the respective  date. The vesting of such options will be accelerated  upon a change in control of the Company or in accordance  with the  following  schedule in the event  that the last  reported  sale  price of the  Common  Stock on the  Nasdaq
       National  Market (the  "Closing  Price")  reaches the following  thresholds  and remains at or above such thresholds each day for a period of one calendar month:
       (i) 33.3% of the options will vest at a Closing Price of $18.00 per share,  (ii)
       66.66% of the options will vest at a Closing Price of $24.00 per share and (iii)
       100% of the options will vest at a Closing Price of $30.00 per share.

(3)    These  options vest in full on May 15, 2007 so long as the applicable  option holder  is  employed  by  the  Company  or one  of  its  subsidiaries  as of the respective  date.  The vesting of such options will be  accelerated  in the same manner as the options which are described in footnote 2 above.

(4)    These options were granted in Fiscal Year 1998, but reflect bonuses earned in
       Fiscal Year 1997. These options vested in full on March 31, 1998.


     Option Exercises And Year-end Holdings. The following table sets forth the aggregate number of options exercised in 1997 and the value of options held at the end of 1997 by the Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND
                       FISCAL YEAR-END 1997 OPTION VALUES


                                                                       Number of
                                                                       Securities           Value of
                                                                       Underlying          Unexercised
                                                                       Unexercised         in-the-Money
                                                                         Options             Options
                                                                        at Fiscal            at Fiscal
                                      Shares                          Year-End (#)          Year-End ($)
                                    Acquired On         Value         Exercisable/          Exercisable/
Name                                Exercise (#)     Realized ($)    Unexercisable        Unexercisable(1)
----------------------            ---------------   -------------    --------------       ----------------

Mitchell Eisenberg, M.D..........        26,956     $331,424(2)      10,000/170,000       $62,500/$980,337
Valerio J. Toyos, M.D., M.B.A....             0            0           3,400/25,000       $31,450/$197,175
Lewis D. Gold, M.D...............        26,956     $331,424(2)       6,667/118,333       $41,669/$682,067
Gilbert L. Drozdow, M.D., M.B.A..         4,314     $ 51,693(3)            0/66,078            $0/$422,146
Jay A. Martus, Esq...............             0            0          12,939/68,235      $186,580/$453,250
Michael F. Schundler.............             0            0         10,000/145,000       $92,500/$599,106

------------------

(1)    Based on $15.00 per share, the price of the last reported trade of the Common
       Stock on the National Market on December 31, 1997.

(2)    Based  on $12.875  per  share,  the price of the last  reported  trade of the
       Common Stock on the Nasdaq  National  Market on November 28, 1997,  the date the options were exercised.

(3)    Based on $12.56 per share, the price of the last reported trade of the Common
       Stock on the Nasdaq  National  Market on December 23, 1997, the date the options were exercised.

EXECUTIVE INCENTIVE PLAN

     The Company has established an Executive Incentive Plan (the "Incentive Plan") pursuant to which the Compensation Committee has the discretion to determine those officers and key employees of the Company who will be eligible for bonuses if certain financial and business objectives are achieved. The formula for determining bonuses under the Incentive Plan is established annually by the Compensation Committee. The Compensation Committee bases these formulas upon the achievement of financial goals (such as earnings per share, specified revenue levels, maintenance of positive cash flow or addition of economic value) and business objectives. The Compensation Committee may change formulas during a particular year and may, from time to time, designate additional employees as participants in the Incentive Plan. The terms of the Incentive Plan may be amended by the Board of Directors at any time. See "Compensation Committee Report on Executive Compensation -- Executive Incentive Plan" for a description of the bonus formula established by the Compensation Committee for the 1998 Fiscal Year.

EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

     The Company has entered into employment agreements with each of Drs. Eisenberg, Gold, Toyos and Drozdow and Messrs. Martus and Schundler. Dr. Toyos held the position of Vice President Primary Care Services until December 31, 1997 and remains employed with the Company under the terms of such employment agreement in the position of Panel Services Director. The term of each of the agreements with Drs. Eisenberg, Gold and Drozdow and Mr. Martus ends on December 31, 1999. The term of the agreement with Mr. Schundler ends on June 30, 2001. Thereafter each agreement is renewable for a one-year term. The term of the agreement with Dr. Toyos ends on June 5, 2000.

     The agreements with Drs. Eisenberg and Gold may be terminated (i) by the Company without cause (as defined in the agreements) upon 30 days written notice, (ii) upon the death or permanent disability of the executive, and (iii) by the executive upon the occurrence of certain events including the failure of the Company to pay the executive's salary or provide certain benefits to which the executive is entitled, certain relocations of the Company's offices, and a material breach of the employment agreement by the Company. The employment agreements provide for a continuation of base salary and certain benefits for a period of one year following any such termination, as well as the pro rata portion of any bonus to which the executive would otherwise have been entitled if such executive had remained employed by the Company for the remainder of the calendar year of his termination. Each employment agreement also provides for termination upon mutual consent, for cause, and by the executive upon 90 days' written notice (60 days' notice following certain reductions in medical malpractice liability insurance), in which event the Company has no further obligation to the executive other than the obligations to pay accrued but unpaid salary, provide certain continuing medical malpractice insurance coverage and make salary payments pursuant to a non-competition provision in the employment agreement, as described below. Each agreement also requires the Company to continue to provide each of Drs. Eisenberg and Gold with medical malpractice insurance coverage for claims arising during the term of the agreement, to the extent the executive was covered prior to his termination, for a period of two years from the date of termination for any reason other than by the executive following specified reductions in insurance coverage by the Company. Each of Drs. Eisenberg and Gold are subject to certain restrictions on competition with the Company for a period of three years following termination of such executive's employment for any reason, provided that the Company continues to pay such executives their salaries during such three year period.

     The agreements with Dr. Drozdow and Messrs. Schundler and Martus may be terminated (i) by the Company without cause (as defined in the agreements) upon 30 days written notice, (ii) upon the death or permanent disability of the executive, and (iii) by the executive upon the occurrence of certain events including the failure of the Company to pay the executive's salary or to provide certain benefits to which the executive is entitled, certain relocations of the Company's offices, and material breach of the employment agreement by the Company. The employment agreements provide for a continuation of base salary and certain benefits for a period of six months following any such termination. Each employment agreement also provides for termination upon mutual consent, for cause, and by the executive upon 90 days' written notice (60 days' notice following certain reductions in medical malpractice liability insurance in the case of Dr. Drozdow), in which event the Company has no further obligation to the executive other than the payment of accrued but unpaid salary. The agreement with Dr. Drozdow also requires the Company to continue to provide Dr. Drozdow with medical malpractice insurance coverage for claims arising during the term of the agreement, to the extent Dr. Drozdow was covered prior to his termination, for a period of two years from the date of termination for any reason other than by Dr. Drozdow following specified reductions in insurance coverage by the Company. Each of Dr. Drozdow and Messrs. Martus and Schundler are subject to certain restrictions on competition with the Company for a period of one year following termination of such executive's employment for any reason.

     The agreement with Dr. Toyos may be terminated by the Company (i) upon the death or permanent disability of Dr. Toyos, and (ii) for cause (as defined in the agreement) upon 30 days written notice. In the event of termination pursuant to either of those provisions, the Company has no further obligation to Dr. Toyos other than the obligation to pay accrued but unpaid salary. The agreement may be terminated by Dr. Toyos upon 30 days written notice if the Company fails to perform its obligations under the agreement, in which event the Company has no further obligation to Dr. Toyos other than the obligation to pay accrued but unpaid salary. The agreement requires the Company to continue to provide Dr. Toyos with medical malpractice insurance coverage for claims arising during the term of the agreement, to the extent Dr. Toyos was covered prior to his termination, for a period of four years from the date of termination. Dr. Toyos is subject to certain restrictions on competition with the Company for a period of one year following termination of his employment; provided, however, that if the agreement expires pursuant to its terms on the anticipated expiration date, the restrictions on competition do not apply to Dr. Toyos unless the Company agrees to pay Dr. Toyos the sum of $250,000 within 30 days of such expiration.

STOCK PERFORMANCE GRAPH

     The following graph provides a comparison of cumulative total stockholder return for the period from October 31, 1995 (the date on which the Common Stock was first publicly traded) through December 31, 1997, among the Company, the Nasdaq Stock Market-US Companies Index (the "Nasdaq-US Index") and the Center for Research in Security Prices ("CRSP") Nasdaq Stock Market-Health Services Index (the "CRSP-Health Services Index"). The Stock Performance Graph assumes an investment of $100 in each of the Company and the two indices, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance. Data for the Nasdaq-US Index and the CRSP-Health Services Index was provided to the Company by CRSP.


                                    10/31/95     12/29/95     6/28/96     12/31/96      6/30/97      12/31/97
                                    --------     --------     -------     --------     ---------     --------

    The Company                      $100.0       $ 95.1       $ 74.5      $ 46.1        $ 82.4       $117.7
    Nasdaq-US Index                  $100.0       $101.8       $115.2      $125.2        $140.1       $153.7
    CRSP-Health Services Index       $100.0       $117.8       $133.7      $117.8        $122.8       $120.0

Prepared  By The Center For  Research  In  Security  Prices
Produced on 3/09/98 including data to 12/31/97.


                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     In connection with the Company's initial public offering in November 1995, the Board of Directors established a Compensation Committee, which currently consists of Drs. Eisenberg and Natkow and Mrs. Hopping. Prior to the establishment of the Compensation Committee, decisions with respect to compensation of executive officers were made by the full Board of Directors. The Compensation Committee is responsible for setting base salaries for executive officers and awarding bonuses under the Company's Executive Incentive Plan. In addition to administering executive compensation, the Compensation Committee also reviews from time to time succession planning for senior management. The overall objectives of the Company's executive compensation program, as established by the Board of Directors and confirmed by the Compensation Committee, are to:

    - attract, retain and reward experienced, highly motivated executives who contribute to the Company's growth;

    -  reward executives based on individual and corporate performance; and to

    - align executives' goals with those of the stockholders through grants of stock options.

     In order to implement this philosophy for 1998, the Compensation Committee will review the individual elements of executive compensation, including salaries, incentive compensation awards and the terms of employment agreements with a view towards enhancing the profitability of the Company and closely aligning the financial interests of the Company's officers with those of its stockholders.

BASE SALARY

     To date, the Compensation Committee has not established a formal policy for determining base salary ranges for executive positions, as the vast majority of the Company's executive officers are now compensated in accordance with the terms of employment agreements approved by the Board of Directors and entered into prior to the establishment of the Compensation Committee.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In determining the compensation of the Chief Executive Officer, the Compensation Committee applies the same philosophy and procedures as are applied to other executive officers. As with the other executive officers, the Chief Executive Officer is currently compensated in accordance with the terms of an employment agreement approved by the Board of Directors and entered into prior to the establishment of the Compensation Committee.

EXECUTIVE INCENTIVE PLAN

     1997 Bonus Awards. The Compensation Committee is responsible for awarding bonuses under the Incentive Plan. Pursuant to the Incentive Plan, the Compensation Committee determines those officers and other key employees of the Company who will be eligible for bonuses if the objectives established by the Compensation Committee for the applicable period are met. Pursuant to the Incentive Plan, for the fiscal year ending December 31, 1997, Drs. Eisenberg, Gold and Drozdow and Messrs. Martus and Schundler earned cash bonuses because the Company's 1997 earnings per share, exceeded $0.58. These executives elected to receive options to purchase Common Stock in lieu of such cash bonuses as disclosed in the Summary Compensation Table.

     1998 Bonus Awards. For the fiscal year ending December 31, 1998, the Compensation Committee has declared Drs. Eisenberg, Gold and Drozdow and Messrs. Martus and Schundler and Dennis L. Gates and Robert Coward eligible for bonuses under the Incentive Plan. In order to incentivize these individuals to focus their efforts on the Company's financial performance, the Compensation Committee has established a bonus formula for 1998 (the "1998 Formula") based on the
Company's 1998 earnings per share, as reported in the Company's 1998 audited financial statements ("1998 EPS"). The 1998 Formula provides that in the event 1998 EPS is equal to or exceeds $0.76, the eligible employees will receive, in the aggregate, bonuses in an amount equal to 20% of the product of the excess of 1998 EPS over $0.76 multiplied by the number of shares used in determining 1998 EPS. Of the aggregate amount of bonuses determined by the 1998 Formula, 25% shall be awarded to Dr. Eisenberg, 5% shall be awarded to each of Drs. Gold and Drozdow and Messrs. Martus and Schundler, 2.5% shall be awarded to each of Messrs. Coward and Gates and the remaining 50% shall be distributed to officers and key employees at the discretion of Dr. Eisenberg. The 1998 Formula provides that no bonuses will be awarded pursuant to the Incentive Plan for the 1998 fiscal year if 1998 EPS is less than $0.76.


     MITCHELL EISENBERG, M.D.
     JAMIE E. HOPPING
     NEIL A. NATKOW, D.O.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The Company's executive compensation is determined by the Compensation Committee of the Company's Board of Directors, which consists of Drs. Eisenberg and Natkow and Mrs. Hopping. Dr. Eisenberg serves as Chief Executive Officer of the Company.


                              CERTAIN TRANSACTIONS

SHERIDAN MEDICAL HEALTHCORP, P.C.

     As a result of certain prohibitions on the practice of medicine by business corporations in New York, Sheridan Medical Healthcorp, P.C. ("Sheridan-NY") was organized under the laws of the State of New York on October 28, 1993. Dr. Drozdow is the only stockholder of Sheridan-NY. The Company has maintained an affiliation with Sheridan-NY through a management services agreement pursuant to which the Company provides all physician management services to the physicians affiliated with Sheridan-NY in exchange for a management fee. During 1997, the Company received approximately $2,753,000 in fees from Sheridan-NY under this agreement.

SHERIDAN HEALTHCARE OF TEXAS, P.A.

     As a result of certain prohibitions on the practice of medicine by business corporations in Texas, Sheridan Healthcare of Texas, P.A. ("Sheridan-Texas") was organized under the laws of the State of Texas on August 18, 1995. Dr. Drozdow is the only stockholder of Sheridan-Texas. The Company has entered into a management services agreement with Sheridan-Texas pursuant to which the Company provides all physician management services to the physicians affiliated with Sheridan-Texas in exchange for a management fee. During 1997, the Company
received   approximately   $47,000  in  fees  from  Sheridan-Texas   under  this
arrangement.

SHERIDAN HEALTHCARE OF CALIFORNIA MEDICAL GROUP, INC.

     As a result of certain prohibitions on the practice of medicine by business corporations in California, Sheridan Healthcare of California Medical Group, Inc. ("Sheridan-California") was organized under the laws of the state of California on August 18, 1995. Dr. Drozdow is the only stockholder of Sheridan-California.

SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF PENNSYLVANIA, P.C.

     The Company also maintains an affiliation with Sheridan Children's Healthcare Services of Pennsylvania, P.C. ("Sheridan Children's"), under which Sheridan Children's provides certain physician management services to the Company. Sheridan Children's is also wholly-owned by Dr. Drozdow. The Company provided management services to Sheridan Children's during 1997, but the management fees were deferred.

                 PROPOSAL 2: POTENTIAL ISSUANCE OF COMMON STOCK

FORWARD LOOKING STATEMENTS

     This Proxy Statement contains or incorporates certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These forward-looking statements are subject to risks and uncertainties that would cause actual results to differ materially from those projected. Those risks and uncertainties include fluctuations in the volume of services delivered by the Company's affiliated physicians, changes in the reimbursement rates for those services, uncertainty about the ability to collect the appropriate fees for those services, the loss of significant hospital or third-party payor relationships, the ability to recruit and retain qualified physicians and changes in the number of patients using the Company's physician services.

INTRODUCTION

     On March 4, 1998, the Company completed a transaction in which, through one of its subsidiaries, it purchased options to acquire all of the stock of two entities with an office-based perinatology practice (the "Perinatology Transaction"). The Company financed the Perinatology Transaction through the issuance of shares of the Common Stock of the Company and from borrowings under its revolving credit facility with NationsBank, National Association. The
Company may be obligated to issue additional shares of Common Stock as consideration for the Perinatology Transaction if the total value of cash received and the fair market value of shares of Common Stock held by each shareholder of the two entities through which the acquired practice is conducted, as of March 4, 1999, is not equal to a specified dollar value (see "--Terms of the Perinatology Transaction and Related Transactions" below). In addition, the Company, through one of its subdidiaries, entered into a long-term manament agreement with such practice.

     Under the Company's Charter and the Delaware General Corporation Law, the Board of Directors had the authority to approve the issuance of the Common Stock. However, it is possible that additional shares of Common Stock could be issued which, together with the shares of Common Stock previously issued in the Perinatology Transaction, would represent 20% or more of the number of shares outstanding prior to the Perinatology Transaction. Rule 4310 of the National Association of Securities Dealers Automated Quotation System ("Nasdaq") requires that stockholder approval be obtained with respect to the issuance of any shares of Common Stock which would cause the aggregate number of shares issued in the Perinatology Transaction to equal or exceed 20% of the number of shares outstanding prior to the Perinatology Transaction (the shares causing the aggregate number of shares issued to equal or exceed 20% of the shares outstanding are referred to herein as the "Excess Shares").

DESCRIPTION OF PERINATOLOGY

     Perinatology (as defined below) is an office-based perinatology practice which provides services to high-risk obstetric patients in Dallas and the surrounding north Texas area. Perinatology provides diagnostic, laboratory and surgical procedures, consultations, medical management and delivery services to women with high risk and/or complicated pregnancies, usually on a referral basis. Perinatology operates two main offices in the greater Dallas, Texas area. It's principal executive office is at 8160 Walnut Hill Lane, Suite 001, Dallas, Texas 75231, (214) 696-5760.

     Perinatology employs two physician specialists, both of whom are board certified in Obstetrics and Gynecology and Maternal Fetal Medicine, as well as two medical specialists and a complete office support staff. Perinatology provides perinatal services to three hospitals in the Dallas area. For the year ended December 31, 1997, approximately 55% of Perinatology's patient services revenues billed were derived from diagnostic ultrasounds, X-rays and laboratory fees, 18% from surgery and amniocentesis procedures, 13% from medical consultations, 8% from caesarian sections and deliveries and the balance from other miscellaneous services.

REASONS FOR THE PERINATOLOGY TRANSACTION; RECOMMENDATION OF THE BOARD OF DIRECTORS.

     The Board of Directors unanimously approved the Perinatology Transaction and the issuance of Common Stock in connection therewith, including any Excess Shares, by written consent on March 3, 1998. THE BOARD OF DIRECTORS BELIEVES THAT THE PERINATOLOGY TRANSACTION AND THE RELATED ISSUANCE OF COMMON STOCK, INCLUDING ANY EXCESS SHARES, ARE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ISSUANCE OF THE EXCESS SHARES.

     In making its determination with respect to the Perinatology Transaction and the related issuance of Common Stock, including any Excess Shares, the Board considered the following factors which it deemed to be favorable:

(i) Expansion of the Company's Specialist Physician Services. The Company's objective is to expand its business by increasing the number of hospitals and other health care facilities at which it provides specialist physician services, providing physician services in additional specialities to existing hospital customers and acquiring additional physician practices. The Perinatology Transaction provides the Company with a new line of office-based physician services specializing in the area of women's health.

(ii) Further Development of the Company's Integrated Network Strategy.One of the Company's key strategies is to create integrated networks providing women's and children's health care services, consisting of both hospital-based and office-based physicians in various complementary specialities that support the Company's hospital customers. The Board of Directors believes that the Perinatology Transaction supports this strategy.

(iii)Potential Effect on Financial Results. Perinatology generated net revenue of approximately $4.3 million for the year ended December 31, 1997 which resulted in pro forma net income (after giving effect to a pro forma tax provision as if the Cavenee P.A. (as defined below) and Trimmer P.A. (as defined below) S-corporations had been C-corporations) of approximately $898,000. The Board of Directors believes that the Perinatology Transaction represents an opportunity for growth for the Company and that any such growth will have a positive effect on the Company's financial results.

     The transactions involved in effecting the Perinatology Transaction and terms of the securities issued are described below. The Board of Directors seeks the approval of the Company's stockholders for the potential issuance of the Excess Shares.

TERMS OF THE PERINATOLOGY TRANSACTION AND RELATED TRANSACTIONS

     Management Agreement. On March 5, 1998, Sheridan Healthcorp, Inc. ("Sheridan"), a wholly-owned subsidiary of the Company, entered into a forty
(40) year Management Services Agreement (the "Management Agreement") with Michael Cavenee, M.D., P.A. ("Cavenee P.A."), Kenneth Trimmer, M.D., P.A. ("Trimmer, P.A. and, together with Cavenee, P.A., "Perinatology"), and Michael
R. Cavenee, M.D. and Kenneth J. Trimmer, M.D., the sole stockholders of Cavenee, P.A. and Trimmer, P.A., respectively.

      Pursuant to the terms of the Management Agreement, Perinatology delegates to Sheridan responsibility for the provision of all management services including personnel, bookkeeping and accounting services, billing and collection services, physician recruiting and credentialling, managed care contracting, utilization review, malpractice risk management and management information systems. In exchange Sheridan receives a monthly management fee from Perinatology. The Management Agreement is terminable by a party (i) if the other party fails to perform in any material respect any material obligation or materially breaches any material term or condition of the Management Agreement, which failure is not cured within 60 days after notice or (ii) upon the application for, or consent to, the appointment of a receiver, trustee or liquidator of all or a substantial part of the other party's assets, the filing of a petition in bankruptcy or consent to an involuntary petition in bankruptcy by the other party or (iii) if the other party materially breaches or defaults under any other agreement delivered and executed in connection with the Perinatology Transaction, subject to any applicable notice and cure periods provided in that agreement.

     Purchase Option Agreements. The Company, pursuant to the terms of separate Purchase Option Agreements, each dated March 4, 1998, as amended, between the Company and each of (i) Cavenee P.A. and Dr. Cavenee and (ii) Trimmer P.A. and Dr. Trimmer (together, the "Purchase Option Agreements"), acquired options for it or its legally qualified designee or designees to purchase at any time the outstanding stock of Cavenee P.A. and Trimmer P.A, respectively, each for an exercise price of $100.00.

     The consideration paid to Dr. Cavenee included (i) approximately $1.8 million in cash and (ii) 403,560 shares of Common Stock. (the "Cavenee Shares"). In addition, the Purchase Option Agreement between the Company, Cavenee, P.A. and Dr. Cavenee (the "Cavenee Purchase Option Agreement") provides that in the event by March 4, 1999 Dr. Cavenee shall not have received an aggregate of approximately $4.6 million in cash from the sale of all or part of the Cavenee Shares (and/or, at the Company's option, additional issued shares of Common Stock),then the Company shall pay cash to Dr. Cavenee in the amount of any deficit. Further, the Cavenee Purchase Option Agreement provides that in the event the sum of the amount of cash received upon the sale of the Cavenee Shares and any additional shares issued (as described above) plus the fair market value (determined based on the average per share closing price of Common Stock on the Nasdaq National Market during the fifteen trading days immediately preceding the Second Payment Date) of any Cavenee Shares still held by Dr. Cavenee on the Second Payment Date plus the cash consideration previously paid to him is less than $9,212,055, the Company at its election will either (i) issue to Dr. Cavenee, within 15 days subsequent to the Second Payment Date, additional shares of Common Stock such that the total value of cash received and any Cavenee shares still held by Dr. Cavenee as of the Second Payment Date is equal to approximately $9.2 million or (ii) pay to Dr. Cavenee by five days subsequent to the Second Payment Date cash in an amount equal to (x) $9.2 million minus (y) the fair market value of any Cavenee Shares still held by Dr. Cavanee on the Second Payment Date plus the cash consideration previously paid to him. The agreement also provides that, at the Company's request, the parties will make an election under Section 338(h)(10) of the Internal Revenue Code (the "Election"). In the event of an Election the Company has agreed to indemnify Dr. Cavenee for the additional tax liability, if any, arising as a result of the Election. For purposes of this paragraph the Second Payment Date shall be March 4, 1999 unless an Election is made in which case the Second Payment Date shall be June 30, 1999.

      The consideration paid to Dr. Trimmer for the option to purchase the stock of Trimmer, P.A. included (i) approximately $2.0 million in cash and (ii)

446,040 shares of Common Stock (the "Trimmer Shares"). In addition, the Purchase Option Agreement between the Company, Trimmer, P.A. and Dr. Trimmer (the "Trimmer Purchase Option Agreement") provides that in the event that by March 4, 1999 Dr. Trimmer shall not have received in cash an aggregate of approximately $5.1 million from the sale of all or part of the Trimmer Shares (and/or, at the Company's option, additional issued shares of Common Stock), then the Company shall pay cash to Dr. Trimmer in the amount of any deficit. The Trimmer Purchase Option Agreement further provides that in the event the sum of the amount of cash received upon the sale of shares of Common Stock (as described above) plus the fair market value of any Trimmer Shares still held by Dr. Trimmer on the Second Payment Date plus the cash consideration previously paid to him is less than $10,181,745, the Company at its election will either (i) issue to Dr. Trimmer, within fifteen days subsequent to the Second Payment Date, additional shares of Common Stock such that the total value of cash received and any Trimmer share still held by Dr. Trimmer as of the Second Payment Date is equal to approximately $10.2 million or (ii) pay to Dr. Trimmer by five days subsequent to the Second Payment Date, cash in an amount equal to (x) $10.2 million minus (y) the fair market value of any Trimmer Shares still held by Dr. Trimmer on the Second Payment Date plus the cash consideration previously paid to him. The agreement also provides that, at the Company's request, the parties will make an election under Section 338(h)(10) of the Internal Revenue Code (the "Election"). In the event of an Election the Company has agreed to indemnify Dr. Trimmer for the additional tax liability, if any, arising as a result of the Election. For purposes of this paragraph the Second Payment Date shall be March 4, 1999 unless an Election is made in which case the Second Payment Date shall be June 30, 1999.This summary of the Purchase Option Agreements is not complete and is qualified in its entirety by reference to the full text of the Form of Purchase Option Agreement attached to this Proxy Statement as Annex A and the Schedules attached thereto.

     Employment Agreements. In connection with the Perinatology Transaction, Cavenee, P.A. and Trimmer, P.A. entered into employment agreements with Drs. Cavenee and Trimmer, respectively. The initial term of each of the agreements with Drs. Cavenee and Trimmer ends on March 4, 2003. Thereafter, each agreement is renewable for a five-year term if specified earnings thresholds are met and the physician is less than sixty-five years old. The employment agreements provide for a base salary and incentive compensation. Each of Drs. Cavenee and Trimmer are subject to certain restrictions on competition with Cavenee, P.A. and Trimmer, P.A. for a period of 24 months in a specified geographic area following termination of such physician's employment.

     Voting Agreements. The Company and its legally qualified designated trustee entered into separate Voting Trust Agreements with each of (i) Cavenee, P.A. and Dr. Cavenee and (ii) Trimmer, P.A. and Dr. Trimmer, pursuant to which the Company's legally designated trustee was granted the sole right to vote all of the capital stock of Cavenee, P.A. and Trimmer, P.A., respectively.

ACCOUNTING TREATMENT

     The Company will account for the Perinatology Transaction as a purchase. Purchase accounting for a combination is similar to the accounting treatment used in the acquisition of any asset group. The fair market value of the consideration (cash, stock and any other consideration) given by the acquiring company (here, the Company) is used as the valuation basis for the combination. The assets and liabilities of the acquired company (here, Perinatology) are revalued to their respective fair market values at the combination date. The financial statements of the acquiring company reflect the combined operations from the date of combination.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Perinatology Transaction and the potential issuance of the Excess Shares are not expected to have any Federal income tax effect on the current shareholders of the Company.

DESCRIPTION OF CAPITAL STOCK

     The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, 1,000,000 shares of Class A Common Stock (the "Nonvoting Common") and 5,000,000 shares of undesignated preferred stock issuable in series by the Board of Directors (the "Preferred Stock").

     Common Stock. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders. Holders of Common Stock are not entitled to cumulative voting rights. Therefore, the holders of a majority of the shares voted in the election of Directors can elect all of the Directors then standing for election, subject to the rights of the holders of Preferred Stock, if and when issued. The holders of Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

     The holders of Common Stock are entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor. The possible issuance of Preferred Stock with a preference over Common Stock as to dividends could impact the dividend rights of holders of Common Stock.

     The By-laws provide, subject to the rights of the holders of the Preferred Stock, if and when issued, that the number of Directors shall be fixed by the Board of Directors. The Directors, other than those who may be elected by the holders of Preferred Stock, if and when issued, are divided into three classes, as nearly equal in number as possible, with each class serving for a three-year term. Subject to any rights of the holders of Preferred Stock, if and when issued, to elect Directors, and to remove any Director whom the holders of any such stock had the right to elect, any Director of the Company may be removed from office only with cause and by the affirmative vote of at least two-thirds of the total votes which would be eligible to be cast by stockholders in the election of such Director.

     Nonvoting Common. Holders of Nonvoting Common generally have the same rights and privileges as holders of Common Stock, except that holders of Nonvoting Common do not have any voting rights other than those which may be provided by applicable law. Each share of Nonvoting Common is convertible at the option of the holder thereof, into a share of Common Stock (subject to adjustment to reflect any dividend in Common or Nonvoting Common or any subdivision, combination or reclassification of the outstanding Common or Nonvoting Common) upon the occurrence of a Class A Conversion Event (as defined below) if such share of Nonvoting Common is to be distributed, disposed of or sold in connection with such Class A Conversion Event. Under the Company's Third Amended and Restated Certificate of Incorporation (the "Certificate"), a "Class A Conversion Event" is defined as (i) any sale in connection with any public offering or public sale of the securities of the Company, (ii) any sale, including by way of merger, consolidation or similar transaction (collectively, a "Sale"), of securities of the Company to a person or group of persons (as such term is defined in the Exchange Act (a "Group") if, after such Sale, such person or Group in the aggregate would own or control securities which possess in the aggregate the power to elect a majority of the Company's Board of Directors (provided such Sale has been approved by the Board of Directors of the Company),
(iii) any Sale of securities of the Company to a person or Group, if, after such Sale, such person or Group in the aggregate would own or control securities of the Company (excluding those securities being converted and disposed of in connection with such Class A Conversion Event) which possess in the aggregate the power to elect a majority of the Company's Board of Directors and (iv) any sale of securities of the Company to a person or Group, if, after such sale, such person or Group in the aggregate would not own, control or have the right to acquire more than 2% of the outstanding securities of any class of voting securities of the Company.

     Undesignated Preferred Stock. The Board of Directors of the Company is authorized, without further action of the stockholders of the Company, to issue up to 5,000,000 shares of Preferred Stock in classes or series and to fix the designations, powers, preferences and the relative, participating optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereon as set forth in the Certificate. Any such Preferred Stock issued by the Company may rank prior to the Common Stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of Common Stock.

VOTE REQUIRED TO APPROVE THE ISSUANCE OF THE EXCESS SHARES

     An affirmative vote of a majority of the shares of Common Stock cast is required to approve the issuance of the Excess Shares described above.

GENERAL EFFECT OF APPROVAL ON EXISTING HOLDERS OF COMMON STOCK

     If the issuance of the Excess Shares is approved and such shares are actually issued, the holders of such shares would be entitled to vote on all matters on which the holders of Common Stock are entitled to vote. Consequently, the voting rights of the current holders of Common Stock would be subject to dilution. In addition, if the issuance of the Excess Shares is approved and such shares are actually issued, the economic interest of the current holders of Common Stock would also be diluted.

IMPACT OF FAILURE TO APPROVE ISSUANCE OF THE EXCESS SHARES

     If stockholder approval of this Proposal 2 is not obtained the Company would be prohibited from issuing the Excess Shares pursuant to the rules governing Nasdaq, and consequently, the Company would be required to pursue means of making any required additional payments to Drs. Cavenee and Trimmer in cash rather than Common Stock. The Company believes that any such cash payments would require an external source of financing, and such external financing would require the consent of the syndicate of banks which provided the Company's revolving credit facility. There can be no assurance that any such financing could be obtained on commercially reasonable terms, or at all.

RECENT DEVELOPMENTS

     During the period from January 1998 through March 1998, the Company completed three transactions with physician practices (in addition to the Perinatology Transaction) for aggregate consideration of approximately $20.2 million, of which approximately $13.2 million was paid in cash and approximately $7.0 million was paid through the issuance of approximately 499,000 shares of Common Stock. In connection with such transactions, the Company entered into long-term management agreements with a hospital-based anesthesia practice with twelve physicians, a hospital-based anesthesia and pain management practice with eight physicians and an office-based gynecologic-oncology practice with two physicians. These practices are all located in Florida.

     Effective April 1, 1998, the Company completed the sale of a primary care practice with two office locations for an aggregate price of approximately $3.5 million. As consideration for the sale the Company received from the buyer a promissory note pursuant to which payments are made based on a 20-year amortization schedule, with a balloon payment at the end of the fifth year. The annual interest rate on the note is 7.5%. The practices generated approximately $8.2 million in net revenue for the year ended December 31, 1997. The Company did not realize a significant gain or loss on the transaction.

     The Company amended and restated its existing credit agreement on April 30, 1998 in order to increase the maximum aggregate borrowing amount to $75 million. In addition, the Company received commitments from six syndicate banks that have agreed to participate in the lending under the amended and restated credit agreement.


                           SHERIDAN HEALTHCARE, INC.


QUARTERLY OPERATING RESULTS                  March 31         June 30      September 30    December 31
                                           ------------    ------------    ------------   ------------

1997

Net revenue                                $     22,979    $     24,253    $     24,996   $     26,388
Operating income                                  2,451           2,483           2,686          2,902
Net income                                        1,188           1,232           1,334          1,413
Net income per share                       $       0.17    $       0.18    $       0.19   $       0.20


                                             March 31         June 30      September 30    December 31
                                           ------------    ------------    ------------   ------------

1996

Net revenue                                $     19,854    $     23,200    $     24,869   $     24,844
Operating income                                  1,406           1,967           2,157        (14,895)
Net income                                          853           1,116             727        (14,822)
Net income per share                       $       0.14    $       0.16    $       0.11   $      (2.21)(1)

---------

(1)   Includes  a  $17.4 million  write down  of office based net assets in the fourth quarter  of  1996,  which is  related  to a change  in the  Company's  strategic direction and its decision to sell certain office-based physician practices.

MARKET PRICE DATA

     The following table sets forth the high and low sale prices per share of Common Stock on (i) March 5, 1998, the last Nasdaq trading day preceding public announcement of the Perinatology Transaction and (ii) May 15, 1998.

                                               High               Low
                                               ----               ---
March 5, 1998.......................          $14.75            $14.625
May  15, 1998.......................          $15.625           $15.625

     BECAUSE THE MARKET PRICE FOR SHARES OF COMMON STOCK IS SUBJECT TO FLUCTUATION, STOCKHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR SUCH SHARES.

                           SHERIDAN HEALTHCARE, INC.
                      SELECTED CONSOLIDATED FINANCIAL DATA
                                 (In thousands)

     The following selected financial data have been derived from the audited financial statements of the Company and its Predecessor (as defined below). The financial statements of the Predecessor as of and for the period ended December 31, 1993 have been audited by Peed, Koross, Finklestein & Crain, P.A. The financial statements of the Predecessor (i) for the period from January 1, 1994 to November 28, 1994, (ii) of the Company as of December 31, 1994 and for the period from November 29, 1994 to December 31, 1994 and (iii) as of and for the periods ended December 31, 1995, 1996 and 1997, have been audited by Arthur Andersen LLP. The combined statement of operations data for 1994 combines the audited results of operations of the Predecessor for the period from January 1, 1994 to November 28, 1994 and of the Company for the period from November 29, 1994 to December 31, 1994. The financial data set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of the Company and the notes thereto included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 1997, which is incorporated in this Proxy Statement by reference.



                                              Company               Combined      Company          Predecessor
                                     ---------------------------- ------------ ----------- ---------------------------
                                                                               Period from  Period from
                                              Year Ended                       November 29,  January 1,      Year
                                              December 31,         Year Ended    1995 to      1994 to       Ended
                                     ----------------------------  December 31, December 31,  November 28, December 31,
Statement of Operations                1997      1996      1995       1994        1994         1994          1993
                                     -------- --------- --------- -----------  ----------- -----------   -------------
   Data (in thousands):
Net revenue........................  $ 98,616 $  92,767 $  64,665 $    38,624  $     5,129 $    33,495   $      29,891
Operating income (loss)............    10,522    (9,365)    2,301       1,708         (478)      2,186            (557)
Income (loss) before extraordiary
  item.............................  $  5,167 $ (12,126)$  (1,497)$       614  $     (642) $     1,256  $         (481)
Extraordinary item.................                        (2,184)
   Net income (loss)...............  $  5,167 $ (12,126)$  (3,681)$       614  $     (642) $     1,256  $         (481)
Income (loss) before extraordinary item
   per share.......................  $   0.77 $   (1.84)$   (1.05)             $     (.36)
Net income (loss) per share:
   Basic...........................      0.77     (1.84)    (1.86)                   (.36)
   Diluted.........................      0.73     (1.84)    (1.86)                   (.36)

                                                            Company                                        Predecssor
                                     -----------------------------------------------------              --------------
                                                         December 31,
                                     -----------------------------------------------------                December 31,
                                      1997      1996      1995                   1994                       1993
                                     -------- --------- ---------              -----------              --------------
Total assets.......................    87,035    73,408    64,373                   54,127                       8,356
Long-term debt, net................    29,833    21,367    11,365                   30,581                         101
Stockholders' equity...............    41,350    35,958    42,669                   13,261                         130

 (1) The "Predecessor" is Sheridan Healthcorp, Inc. and its subsidiaries.  See Note 1 of Notes to the Company's
     Consolidated Financial Statements included in the Company's Annual Report on Form  10-K, as  amended,  for the year ended December 31, 1997, which is incorporated in this Proxy Statement by reference.

                        MICHAEL CAVENEE, M.D., P.A. AND
                          KENNETH TRIMMER, M.D., P.A.

                        SELECTED COMBINED FINANCIAL DATA


     The following selected financial data as of and for the year ended December 31, 1997 has been derived from the audited financial statements of Michael Cavenee, M.D., P.A. and Kenneth Trimmer, M.D., P.A. as of and for the period ended December 31, 1997 which were audited by Arthur Andersen LLP. The selected financial data as of and for the years ended December 31, 1993, 1994, 1995 and 1996 has been prepared from the unaudited internal financial statements of Perinatology, adjusted where necessary, to the basis of accounting used in the Company's consolidated financial statements. No adjustments have been made to reflect any modification to the post-acquisition salary rates of the stockholders.



                                                                         Combined
                                                                   Year Ended December 31,
                                 ------------------------------------------------------------------------------------
                                    1997                1996               1995             1994                1993
                                 --------             --------          ---------         --------           --------

Statement of Operations
  Data (in thousands):
Net revenue..................    $  4,346             $  4,017          $   3,050         $  2,255           $  2,121
Operating income.............       1,481                2,775              1,923            1,211              1,025
Net income (loss)............    $    899             $    954          $     461         $    240           $    (79)


                                                                         Combined
                                                                   Year Ended December 31,
                                 ------------------------------------------------------------------------------------
                                    1997                1996               1995             1994                1993
                                 --------             --------          ---------         --------           --------

Balance Sheet Data
  (in thousands):
Total assets.................    $    683             $    592          $     564         $    396           $    485
Long-term debt, net..........          54                   83                293              123                301
Stockholders' equity.........    $    284             $    573          $     437         $    129           $     23


                           SHERIDAN HEALTHCARE, INC.
                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
                     (in thousands, except per share data)

     The following unaudited pro forma consolidated balance sheet as of December 31, 1997 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 reflect adjustments to the Company's historical financial position and results of operations to give effect to the transactions discussed below as if such transactions had been consummated at December 31, 1997, in the case of the balance sheet, and at January 1, 1997, in the case of the statement of operations. The accompanying unaudited pro forma consolidated financial statements should be read in connection with the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 1997, which is incorporated into this Proxy Statement by reference.

     The unaudited pro forma consolidated financial statements have been prepared by the Company based, in part, on the audited financial statements of the businesses acquired as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which financial statements are included in the Company's Form 8-K/A filed April 16, 1998, which is incorporated into this Proxy Statement by reference. These unaudited pro forma consolidated financial statements are not intended to be indicative of the results that would have occurred if the transactions had occurred on the dates indicated or which may be realized in the future.

     On March 5, 1998, Sheridan Healthcorp, Inc., a wholly-owned subsidiary of the Company, entered into a long-term management services agreement with Cavenee P.A. and Trimmer P.A. In addition, the Company acquired options to purchase at any time the stock of Cavenee P.A. and Trimmer P.A. at a specified exercise price. The aggregate consideration paid for the options was approximately $4.0 million in cash and 885,000 shares of the Company's common stock. As a result of these transactions, which have been accounted for as purchases, goodwill of approximately $16.9 million was recorded. This goodwill is being amortized over 25 years. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 includes the operating results of Perinatology for the year ended December 31, 1997. See the audited combined financial statements of Perinatology as of December 31, 1997 and for the year then ended, included in the Company's Form 8-K/A, as filed on April 16, 1998, which is incorporated into this Proxy Statement by reference.

                                                                 Pro Forma
                                                                Year Ended
                                                             December 31, 1997
                                                             -----------------
Unaudited Pro Forma Statement
  of Operations Data:
Net revenue.....................................                $    102,962
Operating income................................                      12,389
Net income (loss)...............................                $      6,113
Net income (loss) per share
          Basic.................................                $       0.80
          Diluted...............................                $       0.77
Weighted average share of common stock
     and common stock equivalents outstanding
          Basic.................................                       7,607
          Diluted...............................                       7,920

                                                              December 31, 1997
                                                              -----------------
Unaudited Pro Forma Consolidated
  Balance Sheet Data:
Total assets....................................                $    104,575
Long-term debt, net.............................                      33,837
Stockholders' equity............................                $     54,514

                      PROPOSAL 3: APPROVAL OF AN AMENDMENT
                  TO THE COMPANY'S SECOND AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

INTRODUCTION

     On February 4, 1998, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Option Plan (the "Plan Amendment") pursuant to which the number of shares of Common Stock reserved for issuance under the Option Plan would be increased from 1,350,000 to 1,750,000. The effect of the Plan Amendment is reflected in full on Annex B attached hereto.

     The Board of Directors believes that the Company's growth and long-term success depend in large part upon retaining and motivating key management personnel and that such retention and motivation can be achieved in part through the grant of stock options. The Board of Directors also believes that stock options can play an important role in the success of the Company by encouraging and enabling the directors, officers and other employees of the Company, upon whose judgment, initiative and efforts the Company depends for sustained growth and profitability, to acquire a proprietary interest in the long-term performance of the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of the participants in the Option Plan with those of the Company, thereby stimulating the efforts of such participants to promote the Company's future success and strengthen their desire to remain with the Company. The Board of Directors believes that the proposed increase in the number of shares issuable under the Option Plan will help the Company accomplish these goals and will keep the Company's equity incentive compensation competitive with that of its competitors.

     As of the date of this Proxy Statement, options to purchase all 1,350,000 shares of Common Stock currently reserved for issuance under the Option Plan have been granted and remain outstanding. In addition, options to purchase an additional 200,000 shares of Common Stock have been granted under the Option Plan, subject to stockholder approval of the Plan Amendment at the Annual Meeting. If the Plan Amendment is approved by the stockholders, these 200,000 shares will come out of the additional 400,000 shares of Common Stock reserved for issuance, and 200,000 shares of Common Stock will remain available for issuance under the Option Plan. If the Plan Amendment is not approved by the stockholders, the 200,000 additional options will automatically be canceled.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE OPTION PLAN.

SUMMARY OF THE OPTION PLAN

     The following description of certain features of the Option Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Option Plan which is attached hereto as Annex B and which indicates the effect of the Plan Amendment.

     Number of Shares Issuable. Subject to adjustment for stock splits, stock dividends and similar events, 1,350,000 shares of Common Stock are currently authorized and reserved for issuance under the Option Plan. If adopted, the Plan Amendment would increase the number of shares of Common Stock authorized and reserved for issuance to 1,750,000. Shares of Common Stock underlying any grants of options under the Option Plan which expire or are canceled or terminated (other than by exercise) shall be added back to the shares of Common Stock available for issuance under the Option Plan.

     Plan Administration; Eligibility. The Option Plan provides that it shall be administered by the full Board of Directors or a committee of non-employee directors as appointed by the Board of Directors from time to time the Option Committee. The Option Committee currently consists of Mrs. Hopping and Drs. Golembesky and Natkow. The Board of Directors may discontinue or amend the Option Plan at any time provided that the rights and obligations under any option issued prior to an amendment to the Option Plan can not be adversely affected by such amendment without the consent of the optionee. The Option Committee has full power to select, from among the persons eligible for awards under the Option Plan, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms of each award, subject to the provisions of the Option Plan. Incentive Options (as defined below) may be granted only to officers or other employees of the Company or its subsidiaries, including members of the Board of Directors who are also employees of the Company or its subsidiaries. Non-Qualified Options may be granted or issued to officers or other employees of the Company or its subsidiaries or their affiliates, directors and to consultants and other key persons who provide services to the Company or its subsidiaries or affiliates (regardless of whether they are also employees), and to such other persons as the Option Committee may select from time to time.

     Material Terms Of Options. The Option Plan permits the grant of (i) options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Options") and (ii) Non-Qualified Options. In order to comply with the requirements of Section 162(m) of the Code, the Option Plan provides that options with respect to no more than 250,000 shares of Common Stock may be granted to any one individual during any one calendar year. The exercise price of each option granted under the Option Plan is determined by the Option Committee but, in the case of Incentive Options, may not be less than 100% of the fair market value of the underlying shares on the date of grant. No Incentive Option may be granted under the Option Plan to any employee of the Company or any subsidiary who owns at the date of grant shares of stock representing in excess of 10% of the voting power of all classes of stock of the Company or a parent or a subsidiary unless the exercise price for the stock subject to such option is at least 110% of the fair market value of such stock at the time of grant and the option term does not exceed five years. Each option may be exercised only by the optionee during his or her lifetime. As of the close of business on March 31, 1998, the fair market value of a share of Common Stock was $17.00 as determined by the price of a share of the Common Stock on the Nasdaq National Market.

     The term of each option is fixed by the Option Committee and, in the case of an Incentive Option, may not exceed ten years from the date of grant. Except with respect to the automatic grants of options which are made to non-employee directors on the date they become directors and on the fifth business day after each annual meeting of stockholders, which provide for a fixed vesting schedule, the Option Committee determines at what time or times each option may be exercised and, subject to the provisions of the Option Plan, the period of time during which options may be exercised, if any, after termination of employment for any reason. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Option Committee. Upon exercise of options, the option exercise price must be paid in full (i) in cash or by certified or bank check or other instrument acceptable to the Option Committee, (ii) if the applicable option agreement permits, by delivery of shares of Common Stock already owned by the optionee, or (iii) through a "cashless" exercise procedure, subject to certain limitations.

     The Option Plan provides that in the case of certain transactions constituting a change in control of the Company, all outstanding options shall become fully exercisable whether or not such options were exercisable immediately prior thereto. In addition, the Option Plan and the options issued thereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of options theretofore granted, or the substitution for such options of new options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices. In the event of such termination, each holder of outstanding options shall be permitted to exercise all options for a period of at least 15 days prior to the date of such termination.

     Tax Aspects Under the U.S. Internal Revenue Code. Under current federal tax law, an employee who receives a Non-Qualified Option does not generally realize any taxable income at the time the option is granted. However, upon the exercise of such an option, the employee will recognize ordinary income measured by the excess of the then fair market value of the Common Stock over the exercise price, and the Company generally will be entitled to a tax deduction for a corresponding amount. On the other hand, an employee who receives an Incentive Option does not generally realize any taxable income at the time the option is granted or at the time it is exercised. The excess of the fair market value of the Common Stock on the date of exercise over the exercise price is a "tax preference item," however, that may cause the employee to be subject to the alternative minimum tax. Upon the sale of stock received upon exercise of any Incentive Option, the optionee will recognize a capital gain or loss or, depending on the holding period of the shares of Common Stock, ordinary income, equal to the difference between the sale price and the exercise price. The Company is not entitled to a tax deduction with respect to the grant or exercise of an Incentive Option.

     Option Plan Benefits. The following table sets forth the option grants to the individuals and groups identified below that were made on February 4, 1998 under the Option Plan subject to stockholder approval of the Plan Amendment at the Annual Meeting. These grants were made from the 400,000 additional shares of Common Stock reserved under the Option Plan that stockholders are being asked to approve. If the Plan Amendment is approved, the options will have an exercise price equal to the fair market value on the date of such approval. If the Plan Amendment is not approved by the stockholders, 200,000 of the option grants set forth below will be canceled.


                                       OPTIONS GRANTED UNDER THE OPTION PLAN

                                                              Dollar Value               Number of
     Name and Position                                            ($)                    Options(1)
---------------------------------------------------------------------------------------------------

Mitchell Eisenberg, M.D.................................           0                        62,500
 Chairman of the Board of Directors, President and
 Chief Executive Officer

Lewis D. Gold, M.D......................................           0                        43,750
     Director and Executive Vice President Business
     Development

Gilbert L. Drozdow, M.D., M.B.A.........................           0                        18,750
     Vice President Hospital Based Services

Jay A. Martus, Esq.......................................          0                        18,750
     Vice President, Secretary and General Counsel

Michael F. Schundler.....................................          0                        43,750
     Chief Financial Officer and Chief Operating Officer

Executive Officers as a Group............................          0                       187,500

Non-Executive Director Group.............................          0                             0

Non-Executive Officer Employee Group.....................          0                        12,500


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of March 31, 1998 (except as noted below) certain information regarding the beneficial ownership of Common Stock by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) the Named Executive Officers, (iii) each director and nominee for director of the Company and (iv) all directors and executive officers of the Company as a group (nine (9) persons). Except as otherwise indicated, each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned.

                                          Number of Shares        Percent of
Name                                     Beneficially Owned     Common Stock(1)
----                                     ------------------     ---------------

TA Associates, Inc.
   125 High Street
   Boston, MA 02110                             1,890,882(2)          23.1%
Chestnut Investors
   c/o MVP Ventures
   45 Milk Street
   Boston, MA 02109                               213,339(3)           2.6
NationsBank Investment Corporation
   c/o NationsBank Leveraged Capital
   NationsBank Corporate Center, 10th Floor
   100 North Tryon Street
   Charlotte, North Carolina 28202-4006           438,695(4)           5.4
Kaufmann Fund, Inc.
  140 E. 45th Street, 43rd Floor
  New York, New York  10017                       900,000(5)           11.0
Kenneth J. Trimmer
  6228 Castle Pines Drive
  Plano, TX  75093                                446,040              5.4
Mitchell Eisenberg                                248,041(6)           3.0
Valerio J. Toyos                                   41,400(7)           *
Lewis D. Gold                                     199,659(8)           2.4
Gilbert L. Drozdow                                 77,459(9)           *
Jay A. Martus                                      53,721(10)          *
Michael F. Schundler                               61,700(11)          *
Henry E. Golembesky                                11,667(12)          *
Neil A. Natkow                                     30,667(13)          *
Jamie Hopping                                       2,500(14)          *
All directors and executive officers
as a group (9 persons)                            726,814              8.6

----------------------------

*Less than one percent

(1) The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying the options held by such person or entity that are exercisable within 60 days of March 3, 1998, but excludes shares of Common Stock underlying options held by any other person.

(2) Includes 1,031,130 shares owned by Advent VII L.P.,526,099 shares owned by Advent Atlantic and Pacific II L.P., 103,105 shares owned by Advent New York L.P., 210,456 shares owned by Advent Industrial II Limited
     Partnership,  and  20,029  shares  owned by TA  Venture  Investors  Limited
     Partnership. (3)Includes 105,189 shares owned by Chestnut III Limited Partnership and 100,521 shares owned by Chestnut Capital International III Limited Partnership.

(4) Includes 296,638 shares of Non-voting Common which are convertible into Common Stock at the option of NationsBank Investment Corporation upon the occurrence of certain events. As a result, NationsBank Investment Corporation may be deemed to beneficially own the number of shares of Common Stock into which the shares of Class A Common Stock so held are convertible.

(5)  The indicated ownership is as of February 18, 1998 and is based solely on a
     Schedule 13G provided by this entity to the Company.

(6) Includes 151,015 shares owned by the Eisenberg Family Limited Partnership,a Florida limited partnership. Dr. Eisenberg acts as the sole general partner of this limited partnership and exercises sole voting and investment power with respect to such shares. Also includes 570 shares owned by Dr. Eisenberg's wife, of which shares Dr. Eisenberg disclaims beneficial ownership. Also includes 30,000 currently vested options and 10,000 options which vest within 60 days of March 31, 1998.

(7)  Includes 20,000 currently vested options.

(8) Includes 107,870 shares owned by the Gold Family Limited Partnership,Ltd.,a Florida limited partnership. Dr. Gold acts as the sole general partner of this limited partnership and exercises sole voting and investment power with respect to such shares. Also includes 32,000 shares owned by Dr. Gold's wife, of which shares Dr. Gold disclaims beneficial ownership. Also includes 24,167 currently vested options and 6,666 options which vest within 60 days of March 31, 1998.

(9) Includes 43,145 shares owned by the Drozdow Family Limited Partnership,a Florida limited partnership. Drozdow Family GP Corp., a Florida corporation owned by Dr. Drozdow and his wife as tenants by the entireties, is the general partner of this limited partnership. Dr. Drozdow, in his capacity as the sole director and officer of the general partner of the limited partnership, exercises sole voting and investment power with respect to such shares. Includes 30,000 currently vested options.

(10) Includes 42,939 currently vested options.

(11) Includes 27,500 currently vested options.

(12) Includes 10,000 currently vested options and 1,667 options which vest within 60 days of March 31, 1998.

(13) Includes 1,000 shares owned by Dr. Natkow's wife and minor children, of which shares Dr. Natkow disclaims beneficial ownership. Also includes 5,834 currently vested options and 833 options which vest within 60 days of March 31, 1998.

(14) Represents 2,500 currently vested options.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Exchange Act, requires the Company's executive officers and directors, and persons who beneficially own (directly or indirectly) more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during or with respect to the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% stockholders were satisfied, except that Dr. Natkow inadvertently failed to file on a timely basis two reports relating to transactions which took place in March 1997 and May 1997, respectively and Dr. Drozdow inadvertently failed to file on a timely basis one report relating to a transaction which took place in December 1997. Each of these individuals subsequently filed the required forms.

                                 OTHER MATTERS

INDEPENDENT AUDITORS

     The accounting firm of Arthur Andersen LLP has served as the Company's independent auditors since November 1994 and will continue to do so for the 1998 Fiscal Year. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

MARKET VALUE

     On December 31, 1997, the closing price of a share of Common Stock on Nasdaq was $15.00.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more employees of the Company. The Company also may reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Common Stock.

STOCKHOLDER PROPOSALS

     Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 1999 annual meeting of stockholders must be received by the Company on or before January 20, 1999 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

     Any stockholder proposals intended to be presented at the Company's 1998 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no later than April 10, 1999 nor prior to February 24, 1999, together with all supporting documentation required by the Company's By-laws.

OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents previously filed by the Company with the SEC pursuant to the Exchange Act are hereby incorporated by reference into this Proxy Statement:

     1. Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as filed on March 30, 1998, amended on Form 10-K/A on April 17, 1998 and further amended on form 10K/A-2 on April 30, 1998.

     2. Current Report on Form 8-K as filed on March 19, 1998 and amended on Form 8-K/A on April 16, 1998.

     In addition, all reports and other documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the Annual Meeting shall be deemed to be incorporated by reference herein and to be made a part hereof from the date of filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

SUCH INFORMATION WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON TO JAY A. MARTUS, ESQ. SECRETARY, VICE PRESIDENT AND GENERAL COUNSEL, SHERIDAN HEALTHCARE INC., 4651 SHERIDAN STREET, SUITE 400, HOLLYWOOD, FLORIDA 33021.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

ANNEX A

                                    FORM OF
                           PURCHASE OPTION AGREEMENT


     THIS PURCHASE OPTION AGREEMENT (the "Agreement"), dated as of March 4, 1998 (the "Execution Date") is by and among SHERIDAN HEALTHCARE, INC., a Delaware corporation ("SHCR"), MICHAEL CAVENEE, M.D., P.A., a Texas professional association (the "Company"), and each of the owners of the stock of the Company listed on Exhibit A of this Agreement (each a "Shareholder" and collectively, the "Shareholders") and each of the Partner PA Shareholders (as defined below). The Partner PA (as defined below) Shareholders are executing and delivering this Agreement for the limited purpose of joining in the indemnification provisions of this Agreement.

                             PRELIMINARY STATEMENTS

     1. Each of the Shareholders is a physician, licensed  and  qualified  under
the  laws  of   the State of  Texas  ("State Law")  to own all of the issued and outstanding shares of capital stock (the "Shares") of the Company.

     2. The Shareholders, SHCR and the Company each desire to enter into this Agreement under which a person or entity, or to persons or entities qualified to own the Shares of the Company as designated by SHCR (each a "Purchaser" and collectively, the "Purchasers"), is given the right to acquire all of the Shares for One Hundred Dollars ($100.00) in exchange for SHCR's payment of the Option Consideration (as defined below) to the Shareholders.

     3. Simultaneously with the execution and delivery of this Agreement each of the Shareholders and SHCR have executed and delivered a Restrictive Covenant Agreement (the "RCAs") in which the Shareholders have agreed to restrict certain professional activities for five (5) years from the date of this Agreement. Simultaneously with the execution and delivery of this Agreement each of the Shareholders has entered into a Physician Employment Agreement with the Company (collectively, the "PEAs"). One day after the execution and delivery of this Agreement, Sheridan Healthcorp, Inc. ("Sheridan"), a Florida corporation and a wholly-owned subsidiary of SHCR, will enter into a management services arrangement with the Company pursuant to a Management Services Agreement dated as of March 5, 1998 by and between Sheridan, the Company, the Partner PA and each of the Shareholders and the Partner PA's Shareholders (the "MSA"). The RCAs, PEAs, MSA and the VTA (as defined below) together with all schedules and exhibits to each of them are collectively, the "Related Documents".

     4. Prior to and as of the execution and delivery of this Agreement, Michael Cavenee, M.D., P.A. and MICHAEL CAVENEE, M.D., P.A. are in partnership and SHCR has decided to acquire each of them in parallel simultaneous transactions, which shall remain separate except for certain rights to indemnification (as described below) in which SHCR shall be entitled to joint and several indemnity from their respective shareholders. Simultaneously with the execution and delivery of this

Agreement and the Related Documents, MICHAEL CAVENEE, M.D., P.A. (the "Partner PA") and each of the Partner PA's Shareholders and SHCR have executed and delivered an Additional Restrictive Covenant Agreement (the "ARCAs") in which the Partner PA's Shareholders have agreed to restrict certain professional activities for five (5) years from the date of the ARCA. Simultaneously with the execution and delivery of this Agreement each of the Partner PA's Shareholders has entered into a Partner PA's Physician Employment Agreement with the Partner PA (collectively, the "APEAs"). Simultaneously with the execution and delivery of this Agreement the Partner PA Shareholders and SHCR have executed and delivered a Purchase Option Agreement (the "AOA") under which SHCR, its assignee or nominee has been given the right to acquire all of the Partner PA Shareholders' shares of stock in the Partner PA. The ARCAs, APEAs, and a Voting Trust Agreement (the "AVTA") together with all schedules and exhibits to each of them are collectively, the "Partner PA Related Documents".

     6. In consideration of the mutual covenants and agreements contained in this Agreement, and subject to the conditions contained in this Agreement, the parties agree as follows:

                                   AGREEMENT

SECTION 1.     Grant of Option; Consideration.

     Subject to the terms and conditions of this Agreement, each of the Shareholders grants to SHCR an irrevocable, unconditional exclusive option (the "Option") to cause all of the then outstanding Shares of the Company (the "Sale Shares") to be acquired through the purchase from each of the Shareholders of the portion of the Sale Shares owned by that Shareholder (i) by a Purchaser or Purchasers to be selected by SHCR in its sole discretion; or, (ii) to the extent permitted by law, by SHCR, in which case the Shareholders shall cause the Company to promptly convert the Company from a professional association to a corporation pursuant to the Texas Business Corporation Act (the "Texas Code"). To the extent permitted by law, the purchase price (the "Purchase Price") for the Sale Shares shall be One Hundred Dollars ($100.00) for all of the Shares of the Company, to be allocated pro rata among the Shareholders depending on the respective number of Sale Shares owned by each of them as of the date of the exercise of the Option.

     The consideration payable to the Shareholders for their grant of the Option
is  listed  on  Schedule   1.1   attached  to  this   Agreement   (the   "Option
Consideration").

SECTION 2.     Exercise of Option.

     The  Option  granted  in this  Agreement  is  exercisable  by SHCR,  or its lawfully permitted designees or assignees (the "Designees"), in its sole discretion at any time on or after the Execution Date; provided however, that SHCR may not exercise this Option for reasons of peer review, utilization review, quality assurance or credentialing. If SHCR shall determine that a peer review, utilization review, quality assurance or credentialing issue has occurred at the Company for which SHCR desires to exercise this Option, then that decision shall be submitted to binding arbitration. SHCR shall appoint one disinterested physician third party to an arbitration panel, and the Shareholders shall appoint another disinterested physician third party to an



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
arbitration panel. These two panelists shall then select another physician panelist. These three panelists shall then decide whether the underlying reason for which SHCR wishes to exercise the Option is valid. The decision of the panel shall be final. If the panel agrees to allow SHCR to exercise this Option, or in cases other than those based on peer review, utilization review, quality assurance or credentialing, then in order to exercise the Option, SHCR or its Designees shall deliver to each Shareholder or a Shareholder's legal representative, written notice of (i) SHCR's or its Designee's election to exercise the Option in favor of a Purchaser or Purchasers (a "Purchaser Exercise Notice"); or, (ii) SHCR's or its Designee's election to exercise the Option and acquire the Sale Shares for its own benefit (a "SHCR Exercise Notice"), and, in each case, the number of Sale Shares of the Company to be purchased by each Purchaser, SHCR or its Designee, as the case may be.

SECTION 3.     Purchase of Shares by Purchaser.

     Within ten (10) days of delivery of a Purchaser Exercise Notice, the Purchaser, or, if applicable, each of the Purchasers, shall deliver to each of the Shareholders or a Shareholder's legal representative, if applicable, by check or by wire transfer of immediately available funds the Purchase Price for the pro rata portion of the Sale Shares belonging to that Shareholder being sold to that Purchaser, and each of the Shareholders or a Shareholder's legal representative, if applicable, shall promptly deliver to each Purchaser a certificate or certificates representing all of the issued and outstanding Sale Shares of the Company being purchased by that Purchaser from that Shareholder, duly endorsed for transfer, and with all necessary stock transfer stamps attached, and if the Shareholder of the Sale Shares shall be deceased, any tax waivers and other documents that SHCR or the Purchaser, as the case may be, shall reasonably request.

SECTION 4.  Purchase of Shares by SHCR or its Designee.

     Upon receipt by the Shareholders of a SHCR Exercise Notice, if requested by SHCR or its Designee, the Shareholders shall cause the Company to promptly file a plan of conversion under Article 5.17 of the Texas Code and take all other steps necessary and acceptable to SHCR or its Designee to convert the Company from a professional association to a corporation pursuant to the Texas Code, and shall deliver evidence of the conversion to SHCR or its Designee upon receipt thereof. Within ten (10) days of receipt of evidence of the conversion, SHCR or its Designee shall deliver to each of the Shareholders or a Shareholder's legal representative, if applicable, by check or by wire transfer of immediately available funds, the Purchase Price for the pro rata portion of the Sale Shares being purchased from that Shareholder by SHCR or its Designee. Each of the Shareholders or a Shareholder's legal representative, if applicable, shall promptly deliver to SHCR or its Designee a certificate or certificates representing all of the issued and outstanding Sale Shares being purchased from that Shareholder, duly endorsed for transfer, and with all necessary stock transfer stamps attached, and if the Shareholder of the Sale Shares shall be deceased, any tax waivers and other documents that SHCR or its Designee shall reasonably request. Each of the Shareholders shall also execute and deliver all other documents or instruments and shall take all other actions as may be requested by SHCR or its Designee in order to effect the purposes provided for in this Section 4.

SECTION 5.  Sale of Shares by Shareholder.

     In the event that any Shareholder, or any Shareholder's legal representative, if applicable, shall desire to sell all or part of the Shares of the Company owned by the Shareholder (also, the "Sale Shares"), the Shareholder or the Shareholder's legal representative, shall first give notice (the "Sale Notice") in writing to SHCR or its Designee to that effect. SHCR or its Designee shall have a period of ninety (90) business days after receipt of the Sale Notice in which to exercise its option to cause the purchase, in the manner set forth in Sections 2, 3 and 4 of this Agreement, of all of the Shares of the Company (including any Shares owned by the other Shareholders or by the selling Shareholder which are not Sale Shares pursuant to the terms of this Section 5), to a Purchaser or Purchasers to be selected by SHCR or its Designee in its sole discretion or to be held in escrow for the benefit of a Purchaser or Purchasers in accordance with Section 4 of this Agreement; provided, that any Purchaser so selected be qualified under State Law to own all of the Shares of the Company;
and further provided, that SHCR or its Designee shall, upon written notice to each of the Shareholders or a Shareholder's legal representative, as the case may be, be granted an additional six (6) months to find a suitable Purchaser or suitable Purchasers.

     In the event that SHCR or its Designee fails within the time period specified in this Section 5, to exercise its option to purchase the Shares of any or all of the Shareholders of the Company, that Shareholder, or the Shareholder's legal representative, may independently sell all, but not less than all, the unsold Sale Shares to a third party who is not a party to this Agreement (an "Outside Purchaser"); provided, however, that the Outside Purchaser be qualified under State Law to own the Shares of the Company; and further provided that SHCR or its Designee shall receive written notice, (also the "Sale Notice") of any offer to an Outside Purchaser (the "Outside Offer") to purchase the Sale Shares and further provided that the Outside Purchaser shall have agreed to uphold the terms of the MSA and other related agreements in effect regarding the Company and the medical practice conducted by the Company. SHCR or its Designee shall have a period of ninety (90) business days from receipt of that "Sale Notice" in which to exercise its option to match the Outside Offer and cause the purchase of any or all of the Shares of the Company (including any Shares owned by the other Shareholders or by the selling Shareholder which are not Sale Shares pursuant to the terms of this Section 5), by a qualified Purchaser or Purchaser(s) or to be held in escrow at the price and terms specified in the Outside Offer, except that SHCR or its Designee shall not be obligated to match any purchase price which exceeds the fair market value of the Sale Shares. An Outside Purchaser shall enter into an option agreement with the Company and SHCR containing substantially the same terms and conditions of this Agreement in accordance with Section 10 hereto.

SECTION 6.  Failure to Deliver Shares.

     Notwithstanding anything to the contrary in this Agreement, in the event that a Shareholder or a Shareholder's legal representative or any other person or entity (each a "Seller") is required to or elects to sell Shares of the Company to SHCR or its Designee or a Purchaser or Purchasers (each a "Buyer") pursuant to the provisions of this Agreement, and in the further event that the

Seller refuses to, is unable to, or for any reason fails to deliver the certificate or certificates evidencing the Sale Shares of the Seller being sold to the Buyer, then the Buyer may deposit the Purchase Price for the Sale Shares with any bank doing business within fifty (50) miles of SHCR's principal office, or with SHCR's independent public accounting firm, as agent or trustee, or in escrow, for the Seller, to be held by the bank or accounting firm for the benefit of and for delivery to the Seller upon delivery of the certificate or certificates. SHCR or its Designee shall provide written notice to the Seller of the location and amount of the escrow fund, together with the name and address of the person or entity responsible for the escrow fund. Upon deposit by the designated Buyer of the Purchase Price and upon notice to the Seller, the Sale Shares shall be deemed to have been sold, assigned, transferred and conveyed to the Buyer, and the Seller shall have no further rights to the Sale Shares (other than the right to withdraw the payment for the Sale Shares held in escrow), and the Company shall record the transfer in its stock transfer book or in any appropriate manner except as may be required by law.

SECTION 7.     Covenants of the Shareholders.

     1. Each of the Shareholders covenants and agrees that he or she shall not sell, assign, pledge or hypothecate any of the Shares of the Company owned by him or her unless and until the provisions of Section 5 of this Agreement are satisfied.

     2. Each of the Shareholders covenants and agrees that for the period commencing upon receipt of either a Purchaser Exercise Notice or a SHCR Exercise Notice until the consummation of the sale of the Sale Shares to a Purchaser or Purchasers, SHCR or its Designee, as the case may be, he or she shall, and shall cause the Company to:

          (a) conduct its business only in the ordinary course of business and consistent with prior practices;

          (b) deposit all monies received from services rendered by the Company or its employees and agents, into the bank accounts designated for that purpose consistent with prior practices and consistent with the terms of the MSA so long as the MSA remains in effect;

          (c) refrain from making any purchase, sale or disposition of any asset or property other than in the ordinary course of business, and from mortgaging, pledging, subjecting to a lien or otherwise encumbering any of its properties or assets;

          (d) refrain from incurring any contingent liability as a guarantor or otherwise with respect to the obligations of others, and from incurring any other contingent or fixed obligations or liabilities except in the ordinary course of business;

          (e) refrain from making any change or incurring any obligation to make a change in its Articles of Association, By-laws or authorized or issued capital stock;

          (f) refrain from declaring, setting aside or paying any dividend, making any other distribution in respect of its capital stock or making any direct or indirect redemption, purchase or other acquisition of its stock;

          (g) refrain from making any change in the compensation payable or to become payable to any of its officers, employees, agents or independent contractors;

          (h) refrain from prepaying any loans (if any) from its stockholders, officers or directors or making any change in their borrowing arrangements;

          (i) use its best efforts to keep intact its business organization, to keep available its present officers, employees and health care providers and to preserve the goodwill of all suppliers, customers, independent contractors and others having business relations with it; and

          (j) permit SHCR and its authorized representatives and agents to have full access to all its properties, assets, records, tax returns, contracts and documents and furnish to SHCR or their authorized representatives and agents, all financial and other information with respect of its business or properties as may from time to time be reasonably requested.

     3. Simultaneously with the execution and delivery of this Agreement, each of the Shareholders shall have executed and delivered to the Company a Physician Employment Agreement in the form attached to this Agreement as Exhibit B (the "Employment Agreement") pursuant to which each Shareholder shall be an Employee of the Company, subject to the terms and conditions of the Employment Agreement, until termination or expiration of the Employment Agreement. Each of the Shareholders and the Company covenants and agrees that during the term of the Shareholder's employment with the Company pursuant to the Employment Agreement, no modifications or amendments shall be made to the Employment Agreement without the prior written consent of SHCR. Each of the Shareholders and the Company covenants and agrees that no amendments or modifications shall be made to any employment agreements or arrangements, which are in effect as of the Execution Date of this Agreement or which are subsequently entered into between the Company and any employee or agent of the Company, including the Company's Physician Employees (as defined in the MSA), without the prior written consent of SHCR or Sheridan.

     4. Simultaneously with the execution and delivery of this Agreement, each of the Shareholders has executed and delivered to SHCR a Voting Trust Agreement and related exhibits (the "VTA"), substantially in the form of Exhibit D attached to this Agreement.

     5. Each of the Shareholders and the Company covenants and agrees that all payables and other obligations of the Company arising prior to March 5, 1998 shall be satisfied by the Shareholders as of the Execution Date except for those obligations which are continuing obligations of the Company in which case the Shareholders shall satisfy that portion of the continuing obligations which relate to the time period prior to the Execution Date.

SECTION 8. Representations and Warranties of the Company and the Shareholders.

     As a material inducement to Sheridan and SHCR to enter into this Agreement and consummate the transactions contemplated by the MSA, each of the Shareholders and the Company, jointly and severally hereby make to Sheridan the representations and warranties contained in this Section 8 as of the Execution Date, and as of the effective date of the closing of the purchase of any Sale Shares pursuant to the terms of this Agreement (the "Acquisition Date"); provided, however, that no Shareholder shall have any right of indemnity or contribution from the Company with respect to any breach of representation or warranty under this Agreement.

     1. Ownership of Stock. Each Shareholder owns all of the shares set forth opposite his name in Exhibit A attached to this Agreement free and clear of any and all liens, claims or encumbrances. Upon delivery to SHCR or its Designee or the Purchaser on the Acquisition Date of the certificate(s) representing the shares of the Company owned by each Shareholder with stock powers (or the equivalent) duly executed in blank, against delivery of the applicable purchase price therefor, good and marketable title to those shares shall be transferred to the Purchaser or SHCR, as the case may be, free and clear of any and all liens, claims or encumbrances. As of the Acquisition Date, no options, warrants or other rights to purchase or otherwise acquire any unissued shares of the common stock or any other equitable or legal interests of the Company will be outstanding. All of the outstanding shares of the Company owned by the Shareholders will have been validly issued and will be fully paid and nonassessable.

     2.Authority of Shareholders; Receipt of Information.

          (a) Each Shareholder and the Company has full authority, power and capacity to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of that Shareholder and the Company pursuant to or as contemplated by this Agreement and to carry out the contemplated transactions. This Agreement and each agreement, document and instrument to be executed and delivered by that Shareholder and the Company or pursuant to or as contemplated by this Agreement constitute, or when executed and delivered by each Shareholder and the Company will constitute, valid and binding obligations of that Shareholder and the Company, enforceable in accordance with their respective terms.

          (b) The execution, delivery and performance by each Shareholder and the Company of this Agreement and each agreement, document and instrument executed in connection with the contemplated transaction:

               (i) do not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to any Shareholder or the Company, or require any Shareholder or the Company to obtain any approval, consent or waiver of, or to make any filing with, any individual, corporation, association, partnership, estate, trust or any other entity or organization (governmental or otherwise) (each a "Person") that has not been obtained or made; and

               (ii) do not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which any Shareholder or the Company is a party or by which the property of that Shareholder or the Company is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of that Shareholder or the Company.

          (c) Each Shareholder represents that he or she: (i) has received all information as he or she has deemed relevant regarding the properties, assets, business, condition (financial or otherwise), results of operations or prospects of the Company; (ii) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his or her participation in the contemplated transactions under this Agreement;
(iii) has been afforded the opportunity to ask questions and receive answers from management of the Company and from management of Sheridan, SHCR and its advisers; and, (iv) understands that the prospects of the Company and the value of the Company, Sheridan and their Affiliates may improve significantly and that he or she will not, except through possible appreciation of SHCR Common Stock they may own, participate in any such improvement after the Execution Date (except as specifically provided in their employment agreements), although there is no assurance that any improvement will occur. In furtherance and not in limitation of the foregoing, each Shareholder represents that he or she has read carefully, fully understood, and if appropriate, discussed with his or her legal and financial advisers: (a) the materials described in clause (i) above; (b) the financial statements and projections set forth in Sections 8.2(a) and 8.2(b) of the Disclosure Schedule delivered by the Company and the Shareholders to Sheridan under this Agreement (the "Disclosure Schedule"); and, (c) the remainder of the Disclosure Schedule.

     3.     Organization, Existence and Authority; Corporate Records.

          (a) The Company is, and as of the Acquisition Date shall be, a Texas professional association duly organized, validly existing and in good standing under the laws of the State of Texas, duly qualified or registered as a foreign corporation in each jurisdiction listed in (a) Section 8.3 of the Disclosure Schedule; or, (b) in which the Company is required to be licensed or qualified to conduct its business or own its property.

          (b) The Company has, and as of the Acquisition Date shall have, all requisite power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits to conduct its business as presently conducted and to hold under lease the property it purports to own or hold under lease. A true and complete copy of the articles of association and by-laws of the Company has previously been delivered to Sheridan.

          (c) Except as provided in the Disclosure Schedule, the Company is not in violation of any term of its articles of association and by-laws, or in violation, of any term of any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to it or to which it is a party.

          (d) The corporate record books of the Company accurately record all corporate action taken by its respective Shareholders and board of directors and committees. The copies of the corporate records of the Company, as made available to Sheridan for review, are true and complete copies of the originals of those documents.

     4. Capitalization. The total authorized capital stock of the Company consists of 100,000 shares of common stock, par value Ten Cents ($.10) per share. As of the Execution Date of this Agreement, 1000 shares of Common Stock are issued and outstanding, all of which are duly and validly issued, fully paid and nonassessable, were issued in compliance with all applicable state and federal securities laws and are owned beneficially and of record by the Shareholders, all as listed in Exhibit A. No shares of capital stock of the Company are held in the treasury of the Company. Except as set forth in Section
8.4 of the Disclosure Schedule, (i) there are no outstanding subscriptions, options, warrants, commitments, agreements, arrangements or commitments of any kind for or relating to the issuance, or sale of, or outstanding securities convertible into or exchangeable for, any shares of capital stock of any class or other equity interests of the Company; (ii) no person has any preemptive right, right of first refusal or similar right to acquire Common Stock or any additional shares of capital stock of the Company in connection with the transactions contemplated by this Agreement or otherwise; (iii) there are no restrictions on the transfer of the shares of capital stock of the Company, other than those imposed by relevant state and federal securities laws; (iv) no person has any right to cause the Company to effect the registration under the Securities Act of 1933, as amended, of any shares of capital stock of the Company or any other securities (including debt securities); (v) the Company has no obligation to purchase, redeem or otherwise acquire any of its equity securities or any interests therein, or to pay any dividend or make any other distribution in respect thereto; and (vi) there are no voting trusts, stockholders' agreements, or proxies relating to any securities of the Company other than as provided for in Section 7, paragraph 4 of this Agreement.

     5. Subsidiaries; Investments. Except as set forth in Section 8.5 of the Disclosure Schedule, the Company does not own or have any direct or indirect interest in or Control over any corporation, partnership, joint venture or other entity of any kind. For purposes of this Agreement, Control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership or voting of securities, by contract or otherwise.

     6. Prior Transactions. Except as set forth in Section 8.6 of the Disclosure Schedule, the Company is not a party to, or is otherwise obligated in any manner under, any agreement, arrangement or understanding regarding acquisitions, mergers, consolidations, asset sales, joint ventures or similar transactions.

     7.     Financial Statements and Projections.

          (a) Included as Section 8.7 of the Disclosure Schedule are the following financial statements of the Company, all of which statements are complete and correct in all material respects and fairly present the financial position of the Company on the dates of those statements and the results of their respective operations for the periods covered thereby all in accordance with the cash basis of accounting: (a) unaudited internal balance sheets as at December 31, 1996 and the related statements of operations, for the fiscal year then ended, and (b) unaudited, internal balance sheets as at December 31, 1997 and the related statements of operations for the 12-month period then ended (the "Base Balance Sheet").

          (b) Attached as Section 8.7(b) of the Disclosure Schedule are the estimates and projections prepared by the management of the Company which have been delivered to all of the Shareholders and Sheridan (the "Projections"). These Projections are based upon good faith estimates or projections of, and assumptions believed to be reasonable by the Company and the Shareholders as of the date those estimates or Projections were made and on the Execution Date, and the Company and the Shareholders believe that these assumptions remain reasonable; provided, however, that the foregoing is not intended as a representation or warranty that results identified in the Projections will be achieved.

     8.     Absence of Undisclosed Liabilities.

          (a) As of the date of the Base Balance Sheet, the Company had no liability of any nature, whether accrued, absolute, contingent or otherwise asserted or unasserted, known or unknown (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due or contingent or potential liabilities relating to activities of the Company or the conduct of its business prior to the date of the Base Balance Sheet regardless of whether claims in respect thereof had been asserted as of that date), except liabilities stated or adequately reserved against on the Base Balance Sheet, or reflected in
Section 8.8 of the Disclosure Schedule.

          (b) As of the Execution Date, the Company does not have and will not have any liabilities of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due or contingent or potential liabilities relating to activities of the Company or the conduct of its business prior to the Execution Date, as the case may be, regardless of whether claims in respect thereof had been asserted as of that date), except liabilities (i) stated or adequately reserved against on the Base Balance Sheet or the notes thereto, or (ii) reflected in Section 8.8 of the Disclosure Schedule.

     9. Absence of Certain Developments. Since the date of the Base Balance Sheet, the Company has conducted its business only in the ordinary course consistent with past practice and, except as set forth in Section 8.9 of the Disclosure Schedule and except as permitted under the MSA, there has not been:

          (a) any material adverse change in the financial condition, properties, assets, liabilities, business or operations of the Company, which change by itself or in conjunction with all other changes creates a material adverse change;

          (b) any contingent liability incurred by the Company as guarantor or otherwise with respect to the obligations of others or any cancellation of any debt or claim owing to, or waiver of any right of the Company;

          (c) any mortgage, encumbrance or lien placed on any of the properties of the Company which remains in existence on the Execution Date or will remain on the Closing Date and the Acquisition Date (as defined in the MSA);

          (d) any obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation, liabilities for taxes due or to become due or contingent or potential liabilities relating to services provided by the Company, including without limitation, any claims or potential claims for malpractice, or the conduct of the business of the Company since the date of the Base Balance Sheet regardless of whether claims in respect thereof have been asserted), incurred by the Company other than obligations and liabilities incurred in the ordinary course of business consistent with the terms of this Agreement (it being understood that claims in connection with services provided by the Company, including without limitation, malpractice claims, shall not be deemed to be incurred in the ordinary course of business);

          (e) any purchase, sale or other disposition, or any agreement or other arrangement for the purchase, sale or other disposition, of any of the properties or assets of the Company other than in the ordinary course of business;

          (f) any damage, destruction or loss, whether or not covered by insurance, adversely affecting the properties, assets or business of the Company;

          (g) any declaration, setting aside or payment of any dividend by the Company, or the making of any other distribution in respect of the capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of its own capital stock;

          (h) any labor trouble or claim of unfair labor practices involving the Company; any change in the compensation payable or to become payable by the Company to any of its respective officers, employees, agents or independent contractors other than normal merit increases in accordance with its usual practices, or any bonus payment or arrangement made to or with any of those officers, employees, agents or independent contractors;

          (i) any change with respect to the officers or management of the Company;

          (j) any payment or discharge of a lien or liability of the Company which was not shown on the Base Balance Sheet or incurred in the ordinary course of business thereafter;

          (k) any obligation or liability incurred by the Company to any of its officers, directors, stockholders or employees, or any loans or advances made by the Company to any of its respective officers, directors, stockholders or employees, except normal compensation and expense allowances payable to officers or employees;

          (l) any change in accounting methods or practices, credit practices or collection policies used by the Company;

          (m) any compensation paid by the Company to Shareholders in excess of Five Thousand Dollars ($5,000.00) in the aggregate;

          (n) any capital expenditure by the Company in excess of Five Thousand Dollars ($5,000.00) in the aggregate;

          (o)     any borrowings or entering into any leases;

          (p) any other transaction entered into by the Company other than transactions in the ordinary course of business; or

          (q) any agreement or understanding whether in writing or otherwise, for the Company to take any of the actions specified in paragraphs (a) through
(p) above.

     10. Accounts Receivable. Except to the extent reserved against in the Base Balance Sheet or disclosed in Section 8.10(a) of the Disclosure Schedule, all of the accounts receivable of the Company as of March 5, 1998, which are listed in
Section 8.10(b) to the Disclosure Schedule, are valid and enforceable claims, are subject to no set-off or counterclaim, and are, in the commercially reasonable judgment of the Company, fully collectable in the normal course of business, after deducting the allowance for doubtful accounts stated in the respective Base Balance Sheet and adjusted since the date thereof in accordance with generally accepted accounting principles consistently applied. Except as disclosed in Section 8.10(c) of the Disclosure Schedule, the Company has no accounts receivable from any person, firm or corporation which is affiliated with it or from any of its directors, officers, employees, or stockholders.

     11. Transactions with Affiliates. Except as set forth in Section 8.11 of the Disclosure Schedule, there are no loans, leases or other continuing transactions between the Company and any present or former stockholder, director, or officer of the Company, or any member of that officer's, director's or stockholder's immediate family, or any person controlled by that officer, director or stockholder or his or her immediate family. Except as set forth in
Section 8.11 of the Disclosure Schedule, no stockholder, director or officer of the Company or any of their respective spouses or family members, owns directly or indirectly on an individual or joint basis any material interest in, or serves as an officer or director or in another similar capacity of, any competitor or supplier of the Company, or any organization which has a contract or arrangement with the Company. For purposes of the foregoing, "control" means the possession, direct or indirect, or the power to direct or cause the direction of the management and policies of an entity or individual, whether through the ownership of voting securities, by contract, or otherwise.

     12. Title to Properties. Except as set forth in Section 8.12 of the Disclosure Schedule, the Company has good and marketable title to all of its properties and assets reflected on the latest balance sheet included in Section
8.7 of the Disclosure Schedule or acquired thereafter, free and clear of all liens, restrictions or encumbrances. All equipment included in those properties which is necessary to the business of the Company is in good condition and repair, ordinary wear and tear excepted. All leases of real or personal property to which the Company is a party are fully effective and afford the Company peaceful and undisturbed possession of the subject matter of those leases. The

Company is not in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of its owned or leased properties, nor has it received any notice of a violation. The Company does not own any real property or, except as set forth in
Section 8.12 of the Disclosure Schedule, have any interests in real property. As of the Execution Date, the Company shall have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as will not materially affect the value of the property and will not interfere with the use made and proposed to be made of the property by the Company; and any real property and buildings held at the time under lease by the Company will be held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of the property and buildings.

     13. Tax Matters. The Company has filed all federal, state, local and foreign tax returns required to be filed through the Execution Date, and has paid or caused to be paid all Taxes (as defined below) required to be paid by it through the Execution Date whether disputed or not, except Taxes which have not yet accrued or otherwise become due, for which adequate provision has been made in the pertinent financial statements referred to in Section 8.7 above. The provisions for taxes on the Base Balance Sheet and on the latest balance sheet included in Section 8.7 of the Disclosure Schedule are sufficient as of its date for the payment of all accrued and unpaid Taxes of any nature of the Company and any applicable Taxes owing by that Person to any jurisdiction, whether or not assessed or disputed. All taxes and other assessments and levies which the

Company is required to withhold or collect have been withheld and collected and have been paid over to the proper governmental authorities. Neither the I.R.S. nor any other governmental authority is now asserting or, to the knowledge of any Shareholder, threatening to assert against the Company any deficiency or claim for additional Taxes. Except as set forth in Section 8.13 of the Disclosure Schedule, there has not been any audit of any tax return filed by the Company. Except as set forth in Section 8.13 of the Disclosure Schedule, no waiver or agreement by the Company is in force for the extension of time for the assessment or payment of any Taxes. The Company is not a party to any agreement, contract or arrangement that would result individually or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended. For purposes of this Agreement, "Taxes" means federal, state, local, foreign and other taxes, including without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes and property taxes, whether or not measured in whole or in part by net income.

     14.     Contracts and Commitments.

          (a) The Company is not a party to any contract, obligation or commitment which involves a potential commitment in excess of $10,000 or which is otherwise material to the business of the Company and, except as set forth in
Section 8.14 of the Disclosure Schedule, the Company has no: (i) employment or consulting contracts; (ii) stock redemption or purchase agreements; (iii) agreements providing for the indemnification of others against any liabilities or the sharing of the tax liability of others; (iv) license agreements (as licensor or licensee); (v) distributor or sales agreements; (vi) contracts, agreements or understandings with officers, managers, directors, employees, or stockholders of the Company or persons or organizations related to or affiliated with any such persons; (vii) leases; (viii) agreements with customers of the Company; (ix) plans or contracts providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, profit sharing, collective bargaining or the like, or any contract or agreement with any labor union; (x) agreements for the purchase of any commodity, material or equipment;
(xi) agreements regarding the provision of medical services to patients, including without limitation, agreements with any patients, HMOs, PPOs, third party payors, IPAs, PHOs, MSOs (or similar arrangements), employers, labor unions, hospitals, clinics and ambulatory surgery centers, Medicare intermediaries and Medicaid intermediaries (collectively, "Medical Customers");
(xii) contracts, agreements or understandings with physicians, nurses, technicians or allied healthcare providers; (xiii) other agreements creating any obligations of the Company with respect to any contract or agreement not specifically disclosed elsewhere herein or in the Disclosure Schedule; (xiv) agreements containing covenants limiting the freedom of the Company to compete in any line of business or territory or with any person or entity; or (xv) indentures, mortgages, promissory notes, loan agreements, guaranties or other agreements or commitments for the borrowing of money or any related security agreements.

          (b) All contracts, agreements, leases and instruments to which the Company is a party or by which the Company is obligated are valid and are in full force and effect and constitute legal, valid and binding obligations of the Company or, as the case may be, and, to the knowledge of the Company and each Shareholder, of the other parties thereto, enforceable in accordance with their respective terms. Neither the Company nor any Shareholder knows of any notice or threat of or basis for the termination, expiration or modification of those agreements within one year from the Execution Date, which termination, expiration or modification would reasonably br expected to have a Material Adverse Effect (as defined below). Neither the Company and, to the knowledge of the Company and each Shareholder, nor any other party to any material contract, agreement or instrument of the Company, is in default in complying with any provisions thereof, and no condition or event or fact exists which, with notice, lapse of time or both would constitute a default thereunder on the part of the Company or, to the knowledge of the Company and each Shareholder, any other party thereto, except for any default, condition, event or fact that, individually or in the aggregate, would not have a Material Adverse Effect (as defined below). For purposes of this Agreement, Material Adverse Effect means any change or effect that is or would be materially adverse to the properties, assets, business, condition (financial or otherwise) results of operation or business prospects of the Company.

          (c)  The  Company  is  not  a  party  to  any   contract,   agreement,
understanding or arrangement which under circumstances now foreseeable is likely to have a Material Adverse Effect.

          (d) Neither the Company, nor any Shareholder, nor any physician, nurse, technician or allied health care provider providing medical services on behalf of the Company on a full or part-time basis or as an independent contractor or consultant (a "Health Care Provider"): (i) has any direct or indirect liability for renegotiation of government contracts or subcontracts;
(ii) has been suspended or debarred from bidding on contracts or subcontracts with any federal, state or local agency or governmental authority; (iii) has been audited or investigated by any such agency or authority with respect to contracts entered into or goods and services provided by the Company or any Health Care Provider; or, (iv) has had a contract terminated by any such agency or authority for default or failure to perform in accordance with applicable standards.

     15. Intellectual Property Rights; Employee Restrictions. Except as set forth in Section 8.15 of the Disclosure Schedule, the Company owns or possesses adequate license or other rights to use, free and clear of claims or rights of any other person, all Intellectual Property (as defined below) material to the conduct of its businesses as presently conducted and as proposed to be conducted. The rights of the Company in all of its Intellectual Property is freely transferable. Neither the Company nor any of the Shareholders are aware of any infringement by any other person of any rights of the Company under any of its Intellectual Property. No claim is pending or threatened against the Company to the effect that any of its Intellectual Property infringes upon or conflicts with the asserted rights of any other person and, to the knowledge of each Shareholder and the Company, there is no basis for any of these claims (whether or not pending or threatened). No claim is pending or threatened against the Company to the effect that any of its Intellectual Property is invalid or unenforceable, and, to the knowledge of each Shareholder and the Company, there is no basis for any of these claims (whether or not pending or threatened). All proprietary information developed by or belonging to the Company and which is material to the business of the Company which has not been patented has been kept confidential. The Company is not making unlawful use of any Intellectual Property of any other person, including without limitation, any former employer or any past or present employees of the Company. Neither the Company nor any of their respective employees have any agreements or arrangements with former employers of those employees relating to any Intellectual Property of those employers, which interfere or conflict with the performance of those employee's duties. All Intellectual Property, to the extent applicable, of the Company are subsisting and have not been abandoned. Except as set forth in Section 8.15 to the Disclosure Schedule, none of the Intellectual Property is the subject of any outstanding assignments, grants, liens, licenses, obligations or agreements, whether written, oral or implied. All required annuities, renewal fees, maintenance fees, royalty payments, amendments and/or other filings or payments which are necessary to preserve and maintain the Intellectual Property have been filed and/or made. For purposes of this Agreement, Intellectual Property means patents, patent applications, trademarks, trade secrets, trademark applications, logos, service marks, service mark applications, trade names, assumed names, copyrights, copyright registrations, know-how, manufacturing processes, programming processes, formulae, trade secrets, customer lists, patient lists, or other intellectual property rights.

     16. Litigation. Except as otherwise provided in Section 8.16 of the Disclosure Schedule, there is no litigation or governmental or administrative proceeding or investigation (including without limitation, any malpractice claims, Department of Professional Regulation or Board of Medicine (or equivalent) investigation, suit, notice of intent to institute, arbitration or other proceeding) pending or, to the knowledge of the Company and each Shareholder, threatened against the Company or affecting any of its properties or assets, or against any officer, director or stockholder or employee of the Company or which would prevent or hinder the consummation of the contemplated transactions, nor has there occurred any event, nor does there exist any condition on the basis of which any such claim may be asserted. No claim has been asserted against the Company for renegotiation or price redetermination of any material business transaction, and there are no facts upon which any such claim could be based. All the actions, suits, claims, proceedings, arbitrations or investigations described in Section 8.16 to the Disclosure Schedule are being diligently prosecuted and are adequately covered by insurance or adequate reserves have been set aside therefor on the financial statements. As of the Execution Date, there will be no actions, suits or proceedings pending or, to the knowledge of the Shareholders, threatened against or affecting the Company, or any property of the Company in any court or before any arbitrator of any kind or before or by any governmental body, except for malpractice incurred in the ordinary course of business which will be disclosed to SHCR by the Company and the Shareholders prior to the closing of the purchase of any Sale Shares pursuant to this Agreement. As of the Execution Date, the Company shall not be in default under any order of any court, arbitrator or governmental body; and the Company shall not be subject to or party to any order of any court or governmental body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters. As of the Execution Date, neither the Company nor any of the Shareholders shall be in violation of any statute or other rule or regulation of any governmental body the violation of which may have a Material Adverse Effect.

     17. Permits; Compliance with Laws. The Company has all necessary Permits (meaning franchises, authorizations, approvals, orders, consents, licenses, certificates, permits, registrations, qualifications or other rights and privileges) necessary to permit it to own its property and to conduct its business as it is presently conducted and all those Permits are valid and in full force and effect. No Permit is subject to termination as a result of the execution of the Agreement or consummation of the contemplated transactions. The

Company is now and has been in compliance with all applicable statutes, ordinances, orders, rules and regulations (including all applicable laws and regulations relating to drugs and controlled substances) promulgated by any federal, state, municipal or other governmental authority which apply to the conduct of its business. The Company has never entered into or been subject to any judgment, consent decree, compliance order or administrative order with respect to any environmental or health and safety law or received any notice, demand letter, formal complaint or claim with respect to any environmental or health and safety matter or the enforcement of any such law.

     18. Licenses; Credentials. Section 8.18 of the Disclosure Schedule contains a complete and accurate list of all licenses held by the Shareholders and all of the Health Care Providers. Prior to the Execution Date, the Company has delivered copies of all licenses and all credentialing documents and correspondence relating to or about the Company, the Shareholders and all of the Health Care Providers. Each Health Care Provider is duly licensed under the laws of the State of Texas or the laws of the states disclosed in Section 8.18 of the Disclosure Schedule and has complied with all laws, rules and regulations relating to the rendering of services in their respective specialty areas. Except as disclosed on Schedule 8.18 (a) of the Disclosure Schedule no
Shareholder or Health Care Provider has: (i) had his or her professional license, Drug Enforcement Agency number, Medicare provider status or staff privileges at any hospital or medical facility suspended, relinquished, terminated or revoked; (ii) been reprimanded, sanctioned or disciplined by any licensing board or any federal, state or local society or agency, governmental body, hospital, third party payor or specialty board; or, (iii) had a final judgment or settlement without judgment entered against him or her in connection with a malpractice or similar action for an amount in excess of Five Thousand Dollars ($5,000.00). As of the Execution Date, the Company will possess all licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, or rights thereto, required to conduct its business as then conducted and as then proposed to be conducted, without known conflict with the rights of others.

     19. Labor Laws. The Company employs         full-time and         part-time
                                        --------               -------
employees and generally enjoys a good employer-employee relationship with those employees. The Company is not delinquent in payment to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it prior to the Execution Date or amounts required to be reimbursed to its employees. There are no charges of employment discrimination or unfair labor practices or strikes, slowdowns, stoppages of work, or any other concerted interference with normal operations existing, pending or, to each of the Shareholder's knowledge, threatened against or involving the Company. No question concerning labor representation exists respecting any group of employees of the Company. The Company is in compliance with all applicable laws, including, without limitation, environmental laws, OSHA, ERISA, Americans with Disabilities Act, the Fair Labor Standards Act and the Immigration Reform and Control Act of 1986, as amended and supplemented, and Sections 212(n) and 274A of the Immigration and Nationality Act, as amended and supplemented, and all implementing regulations relating thereto.

     20.     Information Supplied by the Company.

          (a) Neither this Agreement nor any document referenced in this Agreement, nor any certificate or statement furnished pursuant to the Agreement by or on behalf of the Company or any Shareholder, when taken together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

          (b) The Company has provided to each Shareholder all information that Shareholder has requested regarding the properties, assets, business, condition (financial or otherwise), results of operations or prospects of the Company, has provided the Shareholders the opportunity to ask questions and has answered any and all questions from the Shareholders in connection with those matters, and has delivered to each Shareholder the financial statements and Projections set forth in Section 8.7 of the Disclosure Schedule. No document referenced in this Agreement or statement furnished pursuant to this Section 8.20(b) by or on behalf of the Company, when taken together, to the knowledge of the Company, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

          (c) The Company has provided to, or made available for inspection and copying by, Sheridan and its counsel and the Shareholders and their counsel true, correct and complete copies of all documents referred to in this Article III or in the Disclosure Schedules delivered to Sheridan pursuant to this Agreement.

          (d) As of the Execution Date, no representation or warranty by any of the Shareholders in any written statement or certificate furnished or to be furnished to SHCR or any Purchaser pursuant to this Agreement or the Related Documents when taken together, will have contained any untrue statement of a material fact or will have omitted to state a material fact necessary to make the statements made not misleading. There will be no fact or condition which at the time has not been disclosed to SHCR or any Purchaser which could materially adversely affect the business, prospects, financial condition or results of operations of the Company.

     21. Investment Banking; Brokerage Fees. Neither the Company nor any of the Shareholders have incurred or become liable for any broker's or finder's fee, banking fees or similar compensation, relating to or in connection with the contemplated transactions, except fees payable to Nord Capital Group, Inc..

22.Employee Benefit Programs.

          (a) Section 8.22 of the Disclosure Schedule sets forth a list of every Employee Program that has been maintained (as such term is further defined below) by the Company at any time during the three-year period ending on the Execution Date.

          (b) Each Employee Program which has been maintained by the Company and which has at any time been intended to qualify under Section 401(a) or 501(c)(9) of the Code, has received a favorable determination or approval letter from the IRS regarding its qualification under that section and has, in fact, been qualified under the applicable section of the Code from the effective date of that Employee Program through and including the Closing (or, if earlier, the date that all of that Employee Program's assets were distributed). No event or omission has occurred which would cause that Employee Program to lose its Qualification under the applicable Code section.

          (c) There has not been any failure of any party to comply with any laws applicable with respect to the Employee Programs that have been maintained by the Company. With respect to any Employee Program now or heretofore maintained by the Company, there has occurred no "prohibited transaction," as defined in Section 406 of ERISA, or Section 4975 of the Code, or breach of any duty under ERISA or other applicable law (including, without limitation, any health care continuation requirements or any other tax law requirements, or conditions to favorable tax treatment, applicable to such plan), which could result, directly or indirectly (including without limitation, through any obligation of indemnification or contribution), in any taxes, penalties or other liability to either of the Company or any Affiliate. No litigation, arbitration, or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or, to the knowledge of any Shareholder, threatened with respect to any such Employee Program.

          (d) Neither the Company nor any of its Affiliates has incurred any liability under Title IV of ERISA which will not be paid in full prior to the Closing. There has been no "accumulated funding deficiency" (whether or not waived) with respect to any Employee Program ever maintained by the Company or any of its Affiliates and subject to Code Section 412 or ERISA Section 302. With respect to any Employee Program maintained by the Company or any of its Affiliates and subject to Title IV of ERISA, there has been no (nor will be any as a result of the transaction contemplated by this Agreement): (i) "reportable event," within the meaning of ERISA Section 4043, or the regulations thereunder (for which notice the notice requirement is not waived under 29 C.F.R. Part
2615); and, (ii) event or condition which presents a risk of plan termination or any other event that may cause the Company or any of its Affiliates to incur liability or have a lien imposed on its assets under Title IV of ERISA. All payments and/or contributions required to have been made (under the provisions of any agreements or other governing documents or applicable law) with respect to all Employee Programs ever maintained by the Company or any Affiliate, for all periods prior to the Closing, either have been made or have been accrued (and all such unpaid but accrued amounts are described on Section 8.22 of the Disclosure Schedule). Except as described in Section 8.22 of the Disclosure
Schedule, no Employee Program maintained by the Company or any Affiliate and subject to Title IV of ERISA (other than a Multiemployer Plan) has any "unfunded benefit liabilities" within the meaning of ERISA Section 4001(a)(18), as of the Closing Date. Neither the Company nor any Affiliate have ever maintained a Multiemployer Plan. None of the Employee Programs ever maintained by the Company or any Affiliate have ever provided health care or any other non-pension benefits to any employees after their employment was terminated (other than as required by part 6 of subtitle B of title I of ERISA) or has ever promised to provide those post-termination benefits.

          (e) With respect to each Employee Program maintained by the Company within the three years preceding the Execution Date, complete and correct copies of the following documents (if applicable to that Employee Program) have previously been delivered to Sheridan: (i) all documents embodying or governing that Employee Program, and any funding medium for the Employee Program (including, without limitation, trust agreements) as they may have been amended to the Execution Date; (ii) the most recent IRS determination or approval letter with respect to that Employee Program under Code Section 401 or 501(c)(9), and any applications for determination or approval subsequently filed with the IRS;
(iii) the three most recently filed IRS Forms 5500, with all applicable schedules and accountants' opinions attached thereto; (iv) the summary plan description for that Employee Program (or other descriptions of that Employee Program provided to employees) and all modifications thereto; (v) any insurance policy (including any fiduciary liability insurance policy) related to that Employee Program; (vi) any documents evidencing any loan to an Employee Program that is a leveraged employee stock ownership plan; and (vii) with respect to any Multiemployer Plan, any participation or adoption agreement relating to the Company's participation in or contributions under that plan;

          (f) Each Employee Program maintained by the Company as of the Execution Date is subject to termination by the Board of Directors of the Company without any further liability or obligation on the part of the Company to make further contributions to any trust maintained under any such Employee Program following such termination.

          (g) For purposes of this Section 8.22:

               (i) an entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides (or has promised to provide) benefits under such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity (or their spouses, dependents, or beneficiaries); and

               (ii) an entity is an "Affiliate" of the Company for purposes of this Section 8.22 if it would have ever been considered a single employer with either of the Company under ERISA Section 4001(b) or part of the same "controlled group" as the Company for purposes of ERISA Section 302(d)(8)(C).

               (iii) an Employee Program means: (i) all employee benefit plans within the meaning of ERISA Section 3(3), including, but not limited to, multiple employer welfare arrangements (within the meaning of ERISA Section 3(40)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA; and, (ii) all stock option plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation agreements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements not described in (i) above. In the case of an Employee Program funded through an organization described in Code Section 501(c)(9), each reference to that Employee Program shall include a reference to such organization.

(h) The Shareholders and the Company represent to SHCR that immediately prior to the Execution Date, the Shareholders and the Company took all necessary and appropriate action to terminate the Plans (as defined below), and that no additional contributions are required to be made by the Company to the Plans after the Execution Date. The Company agrees that as soon as practicable following the Execution Date, the Company shall apply for determination letters from the Internal Revenue Service to the effect that the termination of the Plans does not have any adverse effect upon their qualification. As soon as practicable after the Company has received such determination letters from the IRS, the Company shall direct the Plan's trustees to make distributions to participants and beneficiaries under the Plans in accordance with the terms of the Plans. Any and all costs associated with the administration or termination of the Plans, including without limitation, costs relating to the preparation of Forms 5500, annual valuations, and the Forms 5310, and any costs relating to the distribution of benefits to participants and beneficiaries under the Plans, shall promptly be paid in their entirety directly by the Shareholders or borne by the Plan as the Trustees shall determine. "Plans" means the individual SEP IRA plans.

     23.     Environmental Matters.

          (a) Except as set forth in Section  8.23 of the  Disclosure  Schedule,
(i) the Company has never generated, transported, used, stored, treated, disposed of, or managed any Hazardous Waste (as defined below); (ii) no Hazardous Material (as defined below) has ever been or is threatened to be spilled, released, or disposed of at any site presently or formerly owned, leased, or occupied by the Company, or has ever come to be located in the soil or groundwater at any such site, for which the Company may have any liability;
(iii) no Hazardous Material has ever been transported from any site presently or formerly owned, leased, or occupied by the Company for treatment, storage, or disposal at any other place; (iv) the Company does not presently own, operate, lease, or occupy any site on which underground storage tanks are or were located, for which the Company may have any liability; and (v) no lien has ever been imposed by any governmental agency on any property, facility, machinery, or equipment owned, leased, or occupied by the Company in connection with the presence of any Hazardous Material.

          (b) Except as set forth in Section  8.23 of the  Disclosure  Schedule,
(i) the Company has no liability under, nor has the Company ever violated in any material respect, any Environmental Law; (ii) any property owned, leased, or occupied by the Company, and any facilities and operations thereon are presently in compliance in all material respects with all applicable Environmental Laws for which the Company may have liability; (iii) the Company has never entered into or been subject to any judgment, consent decree, compliance order, or administrative order with respect to any environmental or health and safety matter or received any request for information, notice, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any environmental or health and safety matter or the enforcement of any Environmental Law; and (iv) neither the Company nor any Shareholder has any reason to believe that any of the items enumerated in clause (iii) of this paragraph will be forthcoming.

          (c) Except as set forth in Section 8.23 of the Disclosure Schedule, no site owned, leased, or occupied by the Company contain any asbestos or asbestos-containing material, any polychlorinated biphenyls (PCBs) or equipment containing PCBs, or any urea formaldehyde foam insulation, for which the Company may have any liability.

          (d) The Company has provided to Sheridan copies of all documents, records, and information available to the Company concerning any environmental matter relevant to the Company, whether generated by the Company or others, including, without limitation, environmental audits, environmental risk assessments, site assessments, documentation regarding off-site disposal of Hazardous Materials, spill control plans, and reports, correspondence, permits, licenses, approvals, consents, and other authorizations related to environmental or health and safety matters issued by any governmental agency.

          (e) For purposes of this Section 8.23: (i) Hazardous Material means any hazardous or bio-hazardous waste, hazardous or bio-hazardous material, hazardous or bio-hazardous substance, petroleum product, oil, toxic substance, pollutant, or contaminant, as defined or regulated under any Environmental Law, or any other substance which may pose a threat to the environment or to human health or safety; (ii) Hazardous Waste means any hazardous or bio-hazardous waste as defined or regulated under any Environmental Law. Environmental Law means any environmental or health and safety-related law, regulation, rule, ordinance, or by-law at the foreign, federal, state, or local level, whether existing as of the Execution Date or previously enforced.

     24. Insurance. The physical properties, assets, business, operations, employees, officers and directors of the Company are insured to the extent disclosed in Section 8.24 of the Disclosure Schedule. Except as set forth in
Section 8.24 of the Disclosure Schedule, there is no claim by the Company pending under any of those policies. Those insurance policies and arrangements are in full force and effect, all premiums with respect thereto are currently paid, and the Company is in compliance with the terms thereof. That insurance is sufficient for compliance by the Company with all requirements of applicable law and all agreements and leases to which it is a party. Those insurance policies shall continue to be in full force and effect following consummation of the transactions contemplated by the Agreement. Neither the Company nor any Shareholder knows, after due inquiry, of any threatened termination of any of those policies or arrangements.

     25. Relationship with Customers. The relationships of the Company with its customers and Medical Customers are good commercial working relationships. No customer or Medical Customer, which accounted for more than 1% of the revenues of the Company for the twelve (12) months ended February 28, 1998 or which is otherwise significant to the Company, has canceled or otherwise terminated or to the knowledge of the Company and each of the Shareholders, threatened to cancel or otherwise terminate its relationship with the Company, or has during that period decreased materially its usage or purchase of the services or products of the Company. No such customer or Medical Customer has, to the knowledge of any Shareholder, any plan or intention to terminate, to cancel or otherwise materially and adversely modifying its relationship with the Company or to decrease materially or limit its usage, purchase or distribution of the services or products of the Company.

     26. Powers of Attorney. Neither the Company nor any Shareholder have any outstanding power of attorney relating to their status as Shareholders, officers, agents or employees of the Company, or relating to the Company, except as otherwise contemplated by this Agreement.

     27. Health Care Facilities. Each of the Shareholders and Health Care Providers maintains in good standing staff memberships or similar affiliations with the health care facilities as set forth on Section 8.27 of the Disclosure Schedule.

     28. Good Health. The Shareholders and, to the Shareholders' knowledge, all of the Health Care Providers are in good physical and mental health and do not suffer from any illnesses or disabilities which could prevent any of them from fulfilling their responsibilities under the respective contracts, agreements or understandings with the Company or prevent them from fulfilling their responsibilities with the Company as they currently exist. None of the Shareholders, and to the Shareholders' knowledge, none of the Health Care Providers use or abuse drugs or any controlled substances, or have used or abused any controlled substances at any time (other than those medications lawfully prescribed by a medical doctor in a reasonable diagnosis and which do not interfere with that person's capacity to perform his or her obligations to the Company), or are under the influence of alcohol or are affected by the use of alcohol during the time period required to perform their duties and obligations under any contracts, agreements or understandings with the Company.

     29. Employees; Independent Contractors. The Company has made available to Sheridan the names and annual salary rates and other incentive, bonus or other compensation, if applicable, for all present full-time and part-time employees of the Company and a complete and correct copy of the permanent payroll of the Company as of February 28, 1998. To the best knowledge of the Company and the Shareholders, no former or current employee of the Company is a party to, or is otherwise bound by, any agreement or arrangement, including, without limitation, any confidentiality, non-competition or proprietary rights agreement, between that individual and any other person that in any way adversely affects the performance of his duties or the ability of the Company to conduct its business.

     30. No Default. As of the Execution Date, the Company will not be in default under, and no condition will exist that with notice or lapse of time or both would constitute a default by the Company under, (i) any mortgage, loan agreement, indenture, evidence of indebtedness for borrowed money or other agreement or instrument by the Company, or to which the Company is a party at the time, or pursuant to which any material portion of its assets is bound at the time, or (ii) any judgment, order or injunction of any court, arbitrator or governmental agency, except for non-payment defaults which in the aggregate could not materially and adversely affect the business, financial condition or results of operations of the Company.

SECTION 9.  SHCR's Representations and Warranties

     1. Making of Representations and Warranties. As a material inducement to the Shareholders and the Company to enter into this Agreement and consummate the contemplated transactions, SHCR makes to the Shareholders the representations and warranties contained in this Section.

     2. Organization and Corporate Power. SHCR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. and has the full corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where those properties are owned or leased or their business is conducted and to enter into this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and to carry out the contemplated transactions.
     3. Authority. The execution, delivery and performance of this Agreement and each agreement, document and instrument to be executed and delivered by SHCR pursuant to this Agreement have been duly authorized by all necessary corporate action of SHCR, and no other corporate action on the part of SHCR or its stockholders is required in connection therewith. This Agreement and each such agreement, document and instrument constitutes, or when executed and delivered by SHCR will constitute, valid and binding obligations of SHCR enforceable in accordance with their respective terms. The execution, delivery and performance by SHCR of this Agreement and each such agreement, document and instrument:

          (a) do not and will not violate any provisions of the Certificate of Incorporation or By-Laws of SHCR;

          (b) do not and will not result in any violation by SHCR of any laws, rules or regulations of the United States or any state or other jurisdiction applicable to SHCR, or require SHCR to obtain any approval, consent or waiver of, or to make any filing with, any Person (governmental or otherwise) that has not been obtained or made; and

          (c) do not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, order, writ, judgment, injunction, decree, determination or arbitration award to which SHCR is a party or by which the property of SHCR is bound or affected.

     4. Investment Banking; Brokerage Fees. Neither SHCR nor any affiliate of SHCR has incurred or become liable for any broker's or finder's fee, banking fees or similar compensation relating to or in connection with the contemplated transactions.

     5. Litigation. Except as otherwise provided in Section 9.5 of the Disclosure Schedule, there is no litigation or governmental or administrative proceeding ("Litigation") or to SHCR's knowledge any investigation (including without limitation, any malpractice claims, Department of Professional Regulation or Board of Medicine (or equivalent) investigation, suit, notice of intent to institute, arbitration or other proceeding) ("Investigation") pending or, to the knowledge of SHCR, threatened against the SHCR or affecting any of their respective properties or assets, or against any officer, director or stockholder or employee of SHCR or which would prevent or hinder the consummation of the contemplated transactions, nor, to the knowledge of SHCR, has there occurred any event nor does there exist any condition on the basis of which any such claim may be asserted, except for Litigation and Investigations which will not have a Material Adverse Effect or for which adequate insurance is in effect.

     6. SHCR Stock. Upon delivery to each of the Shareholders of SHCR Common Stock and upon their surrender of Common Stock at the Closing in accordance with the terms of this Agreement, those Shareholders shall receive SHCR Common Stock which is fully paid, non-assessable, with good and marketable title, free and clear of all claims, except for restrictions provided for in the Investment and Shareholders Agreement and applicable laws and regulations.
     7. Financial Statements. SHCR has delivered to the Shareholders and the Company the following consolidated financial statements which are complete and correct in all material respects and fairly present the financial position of SHCR and its subsidiaries on the dates of those statements and the results of their respective operations for the periods covered thereby: (a) unaudited consolidated balance sheet as at December 31, 1997 and the related statement of operations, shareholders' equity and cash flows for the fiscal year then ended. The audited December 31, 1997 statements (including the footnotes and schedules thereto) were prepared in accordance with generally accepted accounting principles consistently applied during the period covered thereby (the "SHCR Base balance Sheet").

     8.    Absence of Undisclosed Liabilities.

          (a) As of the date of the SHCR Base Balance Sheet, neither SHCR nor its subsidiaries had any material liability of any nature, whether accrued, absolute, contingent or otherwise asserted or unasserted, known or unknown (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due or contingent or potential liabilities relating to activities of SHCR or any of its subsidiaries or the conduct of their business prior to the date of the SHCR Base Balance Sheet regardless of whether claims in respect thereof had been asserted as of that date), except liabilities stated or adequately reserved against on the SHCR Base Balance Sheet.

          (b) As of the Execution Date and as of the Closing Date, SHCR does not have and will not have and none of its subsidiaries have and or will have any material liabilities of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due or contingent or potential liabilities relating to activities of SHCR or the conduct of its business prior to the Execution Date or the Closing Date, as the case may be, regardless of whether claims in respect thereof had been asserted as of that date), except liabilities: (i) stated or adequately reserved against on the SHCR Base Balance Sheet or the notes thereto; (ii) reflected in Section
9.8 of the Disclosure Schedule; or, (iii) incurred in the ordinary course of business of SHCR or its subsidiaries since the date of the SHCR Base Balance Sheet.

     9. Absence of Certain Developments. Since the date of the SHCR Base Balance Sheet, except as set forth in Section 9.9 of the Disclosure Schedule, SHCR and its subsidiaries have conducted their business only in the ordinary course consistent with past practice and there has not been:

          (a) any change in the financial condition, properties, assets, liabilities, business or operations of SHCR and its subsidiaries , which change by itself or in conjunction with all other changes, whether or not arising in the ordinary course of business, would not have a Material Adverse Effect;

          (b) any obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation, liabilities for taxes due or to become due or contingent or potential liabilities), incurred by SHCR or its subsidiaries other than obligations and liabilities incurred in the ordinary course of business;

          (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, assets or business of SHCR or its subsidiaries;

          (d) any other transaction entered into by SHCR or any of its subsidiaries other than transactions in the ordinary course of business;

          (e) any declaration, setting aside or payment of any dividend by SHCR, or the making of any other distribution in respect of the capital stock of SHCR, or any direct or indirect redemption, purchase or other acquisition by SHCR of its own capital stock; or

          (f) any agreement or understanding whether in writing or otherwise, for SHCR to take any of the actions specified in paragraphs (a) through (e) above.

     10. Compliance with Laws. SHCR and its subsidiaries are now and have been in compliance with all applicable statutes, ordinances, orders, rules and regulations promulgated by any federal, state, municipal or other governmental authority which apply to the conduct of their respective businesses, except for any non-compliance or violation that, individually or in the aggregate, would not have a Material Adverse Effect.

     11. SEC Documents. SHCR has filed with the United States of America Securities and Exchange Commission all reports, notices and other documents required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the applicable regulations thereunder. SHCR has furnished to the Shareholders and the Company a true and complete copy of its Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and, upon request, shall promptly furnish to the Shareholders and the Company any other filing made with the United States of America Securities and Exchange Commission. As of the date of its filing and as of the Closing Date, SHCR's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and all other required filings with the SEC complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the applicable regulations thereunder.

     12. Information Supplied by SHCR. Neither this Agreement nor any document referenced in this Agreement, nor any certificate or statement furnished pursuant to the Agreement by or on behalf of Sheridan SHCR, when taken together, to the knowledge of Sheridan SHCR, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

     13. Capitalization. The total authorized capital stock of SHCR consists of 20,000,000 shares of common stock (the "Common Stock"), par value $.01 per share, 1,000,000 shares of Class A common stock, par value $.01 per share and 5,000,000 shares of preferred stock, par value $.01 per share. As of February 15, 1998, 6,972,605 shares of Common Stock were issued and outstanding, all of which are duly and validly issued, fully paid and nonassessable, were issued in compliance with all applicable state and federal securities laws.

     14. Permits; Compliance with Laws. SHCR has all necessary Permits necessary to permit it to own its property and to conduct its business as it is presently conducted and all those Permits are valid and in full force and effect, except to the extent that any failure to possess a Permit would not have a Material Adverse Effect. No Permit is subject to termination as a result of the execution of the Agreement or consummation of the contemplated transactions. SHCR is now and has been in compliance with all applicable statutes, ordinances, orders, rules and regulations (including all applicable laws and regulations relating to drugs and controlled substances) promulgated by any federal, state, municipal or other governmental authority which apply to the conduct of its business, except for any non-compliance or violation that, individually or in the aggregate, would not have a Material Adverse Effect. SHCR has never entered into or been subject to any judgment, consent decree, compliance order or administrative order with respect to any environmental or health and safety law or received any request for information, notice, demand letter, administrative inquiry or formal or informal complaint or claim with respect to any environmental or health and safety matter or the enforcement of any such law.

SECTION 10.     Option Agreement; Restrictions on Transfer of Shares.

     1. As of the date of the exercise of the Option, SHCR, the Company and the Purchaser of the Shares of the Company shall enter into an option agreement containing substantially the same terms and conditions as this Agreement (the "Option Agreement").

     2. The Company shall not transfer any Shares on its books unless the Shareholder selling those Shares, and the Purchaser of those Shares shall have first complied with the provisions of this Agreement and the Purchaser shall agree in writing to be bound by the terms of the applicable Option Agreement.

     3. Promptly after the Execution Date, each Shareholder shall deliver his or her certificates for all of the Shares owned by him or her to SHCR for the purpose of imprinting in bold the following legend on the Certificates representing the Shares:

     "The sale, pledge, assignment, encumbrance or other disposition, and the registration or transfer of the shares represented by this Certificate are restricted by the terms of a Purchase Option Agreement, dated as of March 4, 1998, by and among MICHAEL CAVENEE, M.D., P.A. (the "Company"), Sheridan Healthcare, Inc. ("SHCR") and each of the shareholders of the Company including [insert name of Shareholder], a copy of which is on file in the principal office of Sheridan."

SHCR shall cause this legend to be affixed to the Shares and shall not permit any transfer of the Shares in violation of this Agreement. The Shareholder or any subsequent Purchaser or Purchasers of Shares shall deliver his or her Shares to the Trustee (as defined in the VTA), and the Trustee shall hold all Shares in escrow on behalf of the Shareholder or the subsequent Purchaser or Purchasers of the Shares.

     4. None of the Shareholders shall, at any time sell, assign, transfer, donate, or otherwise dispose of any Shares of the Company now, or at any time hereafter owned by him or her, except in the case of a sale in accordance with the provisions of this Agreement. Any attempted sale, assignment, transfer, donation or other encumbrance in violation of this Section shall be null and void and of no force or effect whatsoever.

SECTION 11.      Indemnification.

     1. Survival of Representations, Warranties, Etc. All representations, warranties, agreements, covenants and obligations in this Agreement, MSA, Employment Agreements, Restrictive Covenant Agreements, VTA (as defined below) or in the Disclosure Schedule or in any certificate, exhibit, schedule or agreement delivered by any party pursuant to the contemplated transactions are material and may be relied upon by the party receiving the same and shall survive the Closing regardless of any investigation by or knowledge of that party and shall not merge into the performance of any obligation by any party to this Agreement, all as subject to the provisions of this Section 11.

     2. Indemnification by Shareholders. Except as otherwise provided in this Section, each of the Shareholders and the Partner PA Shareholders on behalf of himself and his successors, executors, administrators, estates, heirs and permitted assigns, agree subsequent to the Closing to indemnify and hold harmless SHCR, its subsidiaries, affiliates and each of their respective officers, directors, employees and agents (individually a "Company Indemnified Party" and collectively, the "Company Indemnified Parties") from and against and in respect of all losses, liabilities, obligations, damages, deficiencies, actions, suits, proceedings, demands, assessments, orders, judgments, fines, penalties, costs and expenses (including the reasonable fees, disbursements and expenses of attorneys, accountants and consultants) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) sustained, suffered or incurred by or made against any Company Indemnified Party (individually, a "Loss", collectively, "Losses") arising out of, based upon or in connection with:

          (a) fraud, intentional misrepresentation or a deliberate or willful breach by the Company, the Partner PA, a Partner PA Shareholder or any Shareholder of any of their representations, warranties or covenants under this Agreement, in any Partner PA Related Document or in any of the Related Documents.

          (b) conditions, circumstances or occurrences which constitute or result in any other breach of any representation or warranty made by the Company, the Partner PA, a Partner PA Shareholder or any Shareholder in this Agreement or in any schedule, exhibit, certificate, financial statement, agreement or other instrument delivered under this Agreement, the Partner PA Documents or any of the Related Documents, or by reason of any claim, action or proceeding asserted or instituted arising out of any matter or thing covered by any such representations or warranties;

          (c) any breach of any other covenant or agreement made by the Company, the Partner PA, a Partner PA Shareholder or any Shareholder in this Agreement or in any schedule, exhibit, certificate, financial statement, agreement or other instrument delivered under this Agreement, the Partner PA Related Documents or any of the Related Documents, or by reason of any claim, action or proceeding asserted or instituted arising out of any matter or thing covered by any such covenant or agreement; and

          (d) (i) any and all claims for injury (including death), claims for damage, direct or consequential, or liability claims resulting from or connected with products sold or services provided by the Company, the Partner PA, a Partner PA Shareholder or any Shareholder or any of their agents or employees prior to the Execution Date, including without limitation, any malpractice claims; (ii) other personal injury or property damage claims relating to events occurring on or prior to the Execution Date; (iii) amounts due in connection with any Employee Program maintained or contributed to by the Company or the Partner PA on or prior to the Execution Date; (iv) amounts paid or payable relating to environmental matters including Losses resulting from or in connection with the use, storage, or discharge into or presence in the ground, water or atmosphere of any Hazardous Waste or Hazardous Material relating to the Company, the Partner PA, a Partner PA Shareholder or any Shareholder or any violation of an Environmental Law which occurred on or prior to the Execution Date relating to Company, the Partner PA, a Partner PA Shareholder or any Shareholder; (v) Losses relating to the failure of the Company or the Partner PA to comply with applicable laws or regulations on or prior to the Execution Date; and, (vi) Losses with respect to Taxes of the Company or the Partner PA (including their respective predecessors) which relate to a time period prior to the Execution Date.

     Claims under clauses 11.2 (a) through (d) of this Section are collectively referred to as "Company Indemnifiable Claims".

     The rights of Company Indemnified Parties to recover indemnification in respect of any occurrence referred to in clauses (a) and (c) through (e) of this
Section 11.2 shall not be limited by the fact that such occurrence may not constitute an inaccuracy in or breach of any representation or warranty referred to in clause (b) of this Section 11.2.

     3. Limitations on Indemnification by Shareholders and the Partner PA Shareholders.

          (a) Threshold. Subject to the exceptions set forth in Section 11.3(c), the Shareholders shall not be obligated to indemnify Company Indemnified Parties in respect of any occurrence referred to in clauses (b) or (c) of Section 11.2 except to the extent the cumulative amount of Company Indemnifiable Losses under those clauses (b) and (c) of Section 11.2 exceeds Fifty Thousand Dollars ($50,000.00) (the "Company Threshold"), whereupon the full amount of those Losses in excess of the Company Threshold shall be recoverable in accordance with the terms of this Agreement. In no event shall the Shareholder's Company Threshold ,between this Agreement and the AOA exceed Fifty Thousand Dollars ($50,000.00).

     Subject to the exceptions set forth in Section 11.3(c), the Partner PA Shareholders shall not be obligated to indemnify Company Indemnified Parties in respect of any occurrence referred to in clauses (b) or (c) of Section 11.2 except to the extent the cumulative amount of Company Indemnifiable Losses under those clauses (b) and (c) of Section 11.2 exceeds Fifty Thousand Dollars ($50,000.00) (the "Partner PA Threshold"), whereupon the full amount of those Losses in excess of the Partner PA Threshold shall be recoverable in accordance with the terms of this Agreement. In no event shall the Partner PA Shareholders' Company Threshold and Partner PA Threshold between this Agreement and the AOA exceed Fifty Thousand Dollars ($50,000.00). Any Threshold limitation on indemnity shall not apply to any monies due under any of the Related Documents and this Agreement.

          (b) Time Limits for Claims. Subject to the exceptions set forth in 11.3(c), indemnification with respect to Company Indemnifiable Losses in respect of any occurrence referred to in clauses (b) or (c) of 11.2 shall expire on the second anniversary of the Execution Date; provided, however, that in each case if prior to the applicable date of expiration a specific state of facts shall have become known which may constitute or give rise to any Company Indemnifiable Loss as to which indemnity may be payable and a Company Indemnified Party shall have given notice of such facts to Shareholder, then the right to indemnification with respect thereto shall remain in effect until such matter shall have been finally determined and disposed of, and any indemnification due in respect thereof shall have been paid, according to the date on which notice of the applicable claim is given.

          (c) Aggregate Limitation of Losses Notwithstanding anything in this Agreement, in no event shall the Shareholders and the Partner PA shareholders be obligated to pay SHCR collectively more than Twenty Million Dollars for any Losses under this Agreement and the AOA and the Related Documents. For several obligations an individual Shareholder or Partner PA Shareholder shall be liable for no more than Ten Million Dollars, provided, however, for joint and several obligations, the preceding sentence shall apply.

          (d) Joint and Several Liability Limitation. Except as otherwise provided in this subsection, all obligations for indemnity under this Agreement, the Related Documents and the Partner PA Related Documents are the joint and several obligations of the Shareholders and the Partner PA Shareholders. Except after a Departure (as defined below), if a Loss is readily and reasonably identifiable as being derived from the Company, Partner PA, Partner PA Shareholder or a Shareholder and the derivation of that Loss is not at all reasonably attributable to the Partner PA or a Partner PA Shareholder, then the Shareholders shall be severally responsible for that Loss. Except after a Departure (as defined below) if a Loss is readily and reasonably identifiable as being derived from the Partner PA or Partner PA Shareholder and the derivation of that Loss is not at all reasonably attributable to the Company or a Shareholder, then the Partner PA Shareholders shall be severally responsible for that Loss. Notwithstanding the immediately preceding two sentences (the "Severability Instances"), if a Shareholder or a PA Partner Shareholder ceases his employment with the Partner PA or the Company (for any reason whatsoever) or if the MSA or this Agreement or the AOA is terminated or materially altered (collectively, a "Departure") other than by expiration, then the Severability Instance as to those Partner PA Shareholders or Shareholders, as the case may be, shall not apply and the affected persons shall in all events be jointly and severally liable.

     4. Indemnification by SHCR. SHCR agrees subsequent to the Execution Date to indemnify and hold harmless the Shareholder Indemnified Parties from and against and in respect of all Shareholder Losses sustained, suffered or incurred by or made against any Shareholder arising out of, based upon or in connection with:

          (a) fraud, intentional misrepresentation or a deliberate or willful breach of SHCR or Acquisition of any of its representations, warranties or covenants under this Agreement or in any certificate, schedule or exhibit delivered pursuant to this Agreement or any of the Related Documents;

          (b)  conditions,  circumstances  or  occurrences  which  constitute or result in any breach of any representation or warranty made by SHCR in this Agreement or the Related Documents or in any schedule, exhibit, certificate, agreement or other instrument delivered under or in connection with this Agreement or the Related Documents, or by reason of any claim, action or proceeding asserted or instituted arising out of any matter or thing covered by any such representations or warranties (collectively, "Shareholder Representation and Warranty Claims");

          (c) any breach of any covenant or agreement made by SHCR in this Agreement or in any Related Documents delivered under this Agreement or the Related Documents, or by reason of any claim, action or proceeding asserted or instituted arising out of any matter or thing covered by any such covenant or agreement; and

          (d) a determination by the Internal Revenue Service that (i) the Shareholder did not sell his Shares for federal income tax purposes as a result of this Agreement and the Related Documents, or (ii) any portion of the Option Consideration (other than any portion determined by the Internal Revenue Service for federal income tax purposes to be allocable to the RCAs) does not constitute an amount realized within the meaning of Section 1001 of the Code from the sale of a capital asset as defined in Section 1222. The amount of any indemnity under this Section 11.4(d) shall include, but not be limited to, any Taxes, penalties, and interest resulting from any such determinations and shall be grossed-up for the federal income tax thereon by dividing such amount by the difference between one and the then highest individual marginal federal income tax rate.

     Claims under clauses (a) through (d) are hereinafter collectively referred to as "Shareholder Indemnifiable Claims".

     5. Limitations on Indemnification by SHCR.

          (a) The right of all Shareholders to indemnification under 11.4 shall be subject to the following provisions:

               (i) Subject to the exceptions set forth in Section 11.5(a)(iii), SHCR shall not be obligated to indemnify Shareholder Indemnified Parties in respect of any occurrence referred to in clauses Section 11.4 (b) or (c) except to the extent the cumulative amount of Shareholder Indemnifiable Losses under those clauses exceeds Fifty Thousand Dollars ($50,000.00) (the "Shareholder
Threshold"), whereupon the full amount of such Losses in excess of the Shareholder Threshold shall be recoverable in accordance with the terms hereof. Any threshold limitation on indemnity shall not apply to any monies due under any of the Related Documents and this Agreement;

               (ii) Subject to the exceptions set forth in 11.5(a)(iii), indemnification with respect to Shareholder Indemnifiable Claims in respect of any occurrence referred to in clauses (b) or (c) of Section 11.4 shall expire on the second anniversary of the Execution Date; provided, however, that in each case if prior to the applicable date of expiration a specific state of facts shall have become known which may constitute or give rise to any Shareholder Indemnifiable Claim as to which indemnity may be payable and a Shareholder Indemnified Party shall have given notice of such facts to Shareholder, then the right to indemnification with respect thereto shall remain in effect until such matter shall have been finally determined and disposed of, and any indemnification due in respect thereof shall have been paid, according to the date on which notice of the applicable claim is given; and

               (iii) Aggregate Limitation of Losses Notwithstanding anything in this Agreement, in no event shall SHCR be obligated to pay the Shareholders collectively more than Twenty Million Dollars for any Losses, under this Agreeme nt and the AOA and any of the Related Documents.

     6.   Notice; Defense of Claims.

     Promptly after receipt by an indemnified party of notice of any claim, liability or expense to which the indemnification obligations in this Agreement would apply, the indemnified party shall give notice thereof in writing to the indemnifying party, but the omission to so notify the indemnifying party promptly will not relieve the indemnifying party from any liability except to the extent that the indemnifying party shall have been prejudiced as a result of the failure or delay in giving such notice. Such notice shall state the information then available regarding the amount and nature of such claim, liability or expense and shall specify the provision or provisions of this Agreement under which the liability or obligation is asserted. If within twenty
(20) days after receiving such notice the indemnifying party gives written notice to the indemnified party stating that: (a) it would be liable under the provisions hereof for indemnity in the amount of such claim if such claim were successful; and, (b) that it disputes and intends to defend against such claim, liability or expense at its own cost and expense, then counsel for the defense shall be selected by the indemnifying party (subject to the consent of the indemnified party which consent shall not be unreasonably withheld) and the indemnified party shall not be required to make any payment with respect to such claim, liability or expense as long as the indemnifying party is conducting a good faith and diligent defense at its own expense; provided, however, that the assumption of defense of any such matters by the indemnifying party shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification. The indemnifying party shall have the right, with the consent of the indemnified party, which consent shall not be unreasonably withheld, to settle all Indemnifiable matters related to claims by third parties which are susceptible to being settled provided its obligation to indemnify the indemnifying party therefor will be fully satisfied. As reasonably requested by the indemnified party, the indemnifying party shall keep the indemnified party apprized of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish the indemnified party with all documents and information that the indemnified party shall reasonably request and shall consult with the indemnified party prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated to the contrary, the indemnified party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the expense of separate counsel for the indemnified party shall be paid by the indemnifying party, provided, however, that the separate counsel selected by the indemnified party shall be approved by the indemnifying party, which approval shall not be unreasonably withheld. If no such notice of intent to dispute and defend is given by the indemnifying party, or if such diligent good faith defense is not being or ceases to be conducted, the indemnified party shall, at the expense of the indemnifying party, undertake the defense of (with counsel selected by the indemnified party), and shall have the right to compromise or settle (exercising reasonable business judgment), such claim, liability or expense. Provided however, before settling the indemnified party shall first use reasonable efforts to obtain the consent to that settlement from the indemnifying party, which consent shall not be unreasonably withheld. After using reasonable efforts without success the indemnified party may settle without the consent of the indemnifying party without any prejudice to its claim for indemnity. If such claim, liability or expense is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available all information and assistance that the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense.

     7. Use of SHCR Common Stock to Pay Indemnification. In the event that the Company or the Shareholders or the Partner PA Shareholders are liable for indemnification under this Agreement they may satisfy their obligations, in whole or in part by tendering shares of SHCR Common Stock, with a value determined in accordance with the next succeeding sentence. The value of the SHCR Common Stock tendered for payment in satisfaction of an indemnification obligation shall be determined based upon the average of the last sale price per share of Common Stock on the NASDAQ National Market for the last fifteen (15) trading days immediately prior to date the SHCR Common Stock is tendered to the indemnified party.

SECTION 12. Term of Option.

     The Option may be exercised at any time after the execution and delivery of this Agreement up to the Option Expiration Date (as defined below). The Option Expiration Date shall be March 4, 2097, or if a court of competent jurisdiction determines that the Option Expiration Date renders this Agreement unenforceable or invalid, then the Option Expiration Date shall be reduced to a date which would cure the invalidity or unenforceability. In the event that a regulatory authority or court of competent jurisdiction shall determine that this Option Agreement or the option contemplated by this Agreement, violates any statutes, rules or regulations (and that determination is not stayed or appealed within ninety (90) days of that determination), or is unenforceable or invalid, the parties will negotiate in good faith to enter into an alternative legally valid arrangement between SHCR or Sheridan and the then current Shareholders which substantially preserves for the parties the relative economic benefits of this Agreement.

 SECTION 13. Miscellaneous.

     1. Expenses and Taxes. Except as otherwise provided in this Agreement, all accounting, legal and other costs and expenses incurred in connection with the negotiation of this Agreement and the exercise of the Option granted by this Agreement shall be paid by the party incurring those fees, costs and expenses. Shareholder shall be solely responsible for all (i) taxes imposed upon the conveyance of the Shares, and (ii) sales, use or excise taxes payable in connection with the contemplated exercise of the Option. In no event shall SHCR be liable for Taxes imposed upon the Company or any of the Shareholders for periods or transactions prior to the Execution Date.

     The  parties  agree to  allocate  the  Option  Consideration  set  forth in
Schedule 1.1 to the Option for all purposes (including financial accounting and Tax purposes). The parties acknowledge that the Company has filed a consent with the Internal Revenue Service pursuant to Section 341(f) of the Code. SHCR shall prepare or cause to be prepared and file or cause to be filed all Tax returns of the Company with respect to taxable periods ending after the Execution Date and shall pay or cause to be paid all Taxes of the Company with respect to periods or transactions after the Execution Date. The parties shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of any Tax returns pursuant to this Section and any audit, litigation or other proceeding with respect to such Taxes. The Company and the Shareholders are solely responsible for filing any tax returns for the time period starting from the date of their last filings and ending on the day immediately preceding the Execution Date and pay all taxes relating thereto.


     2. Survival. All of the respective representations and warranties of the parties to this Agreement or in any certificate delivered by any party incident to the contemplated Option are material and may be relied upon by the party receiving the same and shall survive beyond the date of exercise of the Option for a time period equal to the applicable statutes of limitations. All statements in this Agreement shall be deemed representations and warranties. The due diligence investigations conducted by the parties to this Agreement and the results thereof shall not diminish or otherwise affect any of the representations and warranties set forth in this Agreement.

     3. Notices. Whenever any notice, request, information or other document is required or permitted to be given under this Agreement, that notice, demand or request shall be in writing and shall be either hand delivered, sent by United States certified mail, postage prepaid or delivered via overnight courier to the addresses below or to any other address that any party may specify by notice to the other parties. No party shall be obligated to send more than one notice to each of the other parties and no notice of a change of address shall be effective until received by the other parties. A notice shall be deemed received upon hand delivery, two days after posting in the United States mail or one day after dispatch by overnight courier.

     If to SHCR
     and any of the Purchasers:     Sheridan Healthcare, Inc.
                                    4651 Sheridan Street, Suite 400
                                    Hollywood, Florida  33021
                                    ATTN:  Jay A. Martus, Esq.
                                          Vice President and General Counsel

     If to the Shareholders:       Michael R. Cavenee, M.D.
                                   5128 Corinthian Bay
                                   Plano, Texas 75093
     If to the Company:            Michael R. Cavenee, M.D., P.A.
                                   8160 Walnut Hill Lane, Suite 001
                                   Dallas, Texas  75231

     With a copy to:Jenkens & Gilchrist, a Professional Corporation 1445 Ross Avenue, Suite 3200 Dallas, Texas 75202 ATTN: Kenneth Gordon, Esq.

     Any  party  to  this   Agreement  may  change  the  address  to  which  any
communications are to be directed to that party by giving notice of the change to the other parties in the manner provided in this Section.

     4. Entire Agreement. This Agreement, including the schedules attached to this Agreement set forth the entire agreement and understanding of the parties in respect of the subject matter of this Agreement and merges and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof or thereof.

     5. Successors and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs, estates, beneficiaries, executors and legal and personal representatives.

     6. Amendment and Waiver. Failure of any party to enforce one or more of the provisions of this Agreement or to require at any time performance of any of the obligations under this Agreement shall not be construed to be a waiver of any provisions by any party nor to in any way affect the validity of this Agreement or any party's right to enforce any provision of this Agreement nor to preclude any party from taking all other action at any time which it would legally be entitled to take. All waivers to be effective shall be in writing signed by the waiving party. This Agreement may not be modified or terminated orally, and no modification or termination shall be binding unless in writing and signed by the parties to this Agreement. Each party agrees to be bound by any telecopied signature to this Agreement or any agreement executed in connection herewith as if a manually executed signature page had been executed and delivered.

     7. Further Assurances. The parties shall execute all other documents or instruments and shall take all other actions as may reasonably be requested by the other to effect the purposes of this Agreement.

     8. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with State Law, without regard to its conflicts of laws principles.

     10. Severability. The invalidity or unenforceability of any one or more of the words, phrases, sentences, clauses, or sections contained in this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement or any part of any provision, all of which are inserted conditionally on their being valid in law, and in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid or unenforceable, this Agreement shall be construed as if such invalid or unenforceable word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted or shall be enforced as nearly as possible according to their original terms and intent to eliminate any invalidity or unenforceability. If any invalidity or unenforceability is caused by the length of any period of time set forth in any part of this Agreement, the period of time shall be considered to be reduced to a period which would cure the invalidity or unenforceability.

     11. Litigation; Prevailing Party. Except as otherwise required by applicable law or as expressly provided in this Agreement, in the event of any litigation, including appeals, with regard to this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable fees, costs, and expenses of counsel (at pre-trial, trial and appellate levels).

     12. Construction. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted, including any presumption of superior knowledge or responsibility based upon a party's business or profession or any professional training, experience, education or degrees of any member, agent, officer of employee of any party. If any words in this Agreement have been stricken out or otherwise eliminated (whether or not any other words or phrases have been added) and the stricken words initialed by the party against whom the words are construed, then this Agreement shall be construed as if the words so stricken out or otherwise eliminated were never included in this Agreement and no implication or inference shall be drawn from the fact that those words were stricken out or otherwise eliminated.

     13. Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement directs, the plural shall be read as the singular and the singular as the plural.

     14. Mergers and Consolidation; Successors and Assigns. Neither the Company nor any of the Shareholders shall have the right to assign their rights or delegate their duties and obligations under this Agreement. SHCR may freely assign and delegate all of its rights and duties under this Agreement. Additionally, the parties each agree that upon the sale of all or substantially all of the assets, business and goodwill of SHCR or all or substantially all of the stock of SHCR to another company or any other entity, or upon the merger or consolidation of SHCR with another company or any other entity (each a "Change in Control Event"), this Agreement shall inure to the benefit of, and be binding upon, the Shareholders, the Company and SHCR and any entity purchasing the assets, business and goodwill or stock, or surviving merger or consolidation (a "Successor").

     15.     Reformation Upon Change in or Violation of Health Laws.

          (a)  Reformation.  In the event that  subsequent to the Execution Date
(i) the contents or validity of this Agreement or any of the Related Documents are successfully challenged by any Governmental Authority under the Health Laws or (ii) any party determines, based upon advice received from legal counsel, that a violation of a Health Law has occurred as a result of this Agreement or the documents or contemplated transactions, or that there is a substantial risk that a violation of a Health Law will occur as a result of this Agreement or the Related Documents, that is reasonably expected to have a material adverse affect on any of the parties, that party shall notify the other parties with respect thereto. If the parties are unable to agree in good faith on the need for reformation as contemplated in the foregoing sentence, then any party may request and initiate a binding arbitration in Dallas, Texas, to be conducted pursuant to the provisions of this Agreement. In the event the arbitrator shall determine that reformation is necessary, the parties shall act in good faith and use their reasonable efforts to analyze, revise, reform and, to the extent necessary, restructure this Agreement and the Related Documents and the contemplated transactions to fully comply with all applicable Health Laws in a manner that is equitable to all parties in light of the intent of the parties regarding the contemplated transactions by this Agreement and the Related Documents as evidenced by this Agreement and the Related Documents. If SHCR, Purchaser, the Company and the Shareholders cannot reach agreement on any term of such revision, reformation or restructuring contemplated in this section within a reasonable time, any of those parties may request and initiate a binding arbitration in Dallas, Texas to be conducted pursuant to the provisions of this Agreement to determine the extent and nature of any reformation or, if reformation is not possible, recission.

          (b) Failure to Reform; Recission of Agreement. If an event causing the application of this section occurs within six (6) months of the Execution Date and the parties in good faith are unable to modify the terms of this Agreement in accordance with this section, the Parties shall rescind this Agreement, and to the fullest extent possible, the Seller Shares shall be released to the Shareholders, the Option Consideration and the Purchase Price, if any, shall be returned to SHCR and Purchaser, and the parties shall take such other reasonable actions as are necessary to place the parties as near as reasonably possible to the positions of the parties prior to entering into this Agreement. If an event causing the application of this section occurs after six (6) months of the Execution Date and before the fifth anniversary of the Execution Date, and the parties in good faith are unable to modify the terms of this Agreement in accordance with this section the Parties shall rescind this Agreement, and to the fullest extent possible, the Seller Shares shall be released to the Shareholders, and the Unrealized Percentage of the Option Consideration and the Purchase Price, if any, shall be returned to SHCR and Purchaser, and the parties shall take all other reasonable actions as are necessary to place the parties as near as reasonably possible to the positions of the parties prior to entering into this Agreement.

          (c) Defined Terms. As used in this Agreement, the following terms shall have the meanings provided below unless the context otherwise requires:

               (1) "Governmental Authority" shall mean any and all federal, Texas or local governments, governmental institutions, public authorities and other governmental entities of any nature whatsoever, and any subdivisions or instrumentalities thereof, including, but not limited to, departments, boards, bureaus, commissions, agencies, courts, administrations and panels, and any divisions or instrumentalities thereof, whether permanent or ad hoc and whether now or hereafter constituted and/or existing.

               (2) "Health Laws" shall mean applicable provisions of the federal Social Security Act (including the federal Medicare and Medicaid Anti-Fraud and Abuse Amendments (42 U.S.C. §1320a-7, -7a and -7b) and the federal physician anti-self referral law (42 U.S.C. §1395nn, the "Stark Bill")), the Texas Medical Practice Act (Article 4495b of the Texas Revised Civil Statutes, the "TMPA"), and the Texas Illegal Remuneration Law (Texas Health & Safety Code §161.091), as such laws may now exist or be amended hereafter.

               (3) "Unrealized Percentage" shall mean the percentage which is equal to 100 minus 4 for each 12 month calendar year (or the pro rata portion thereof for periods less than a full calendar year) which has passed since the sixth (6th) month anniversary of the date of this Agreement.

     16. Corporate Practice of Medicine. Nothing contained herein is intended to
(a) constitute the use of a medical license for the practice of medicine by anyone other than a licensed physician; (b) aid Purchaser or any other corporation to practice medicine when in fact such corporation is not authorized to practice medicine; or (c) do any other act or create any other arrangements in violation of the TMPA. Any other provision of this Agreement to the contrary notwithstanding, SHCR shall not exercise any of its rights under this Agreement to direct the medical, professional or ethical aspects of the practice of medicine by the Company or its physician employees or to make credentialing, quality assurance, utilization review or peer review policies for the Company, all of which shall be left to the sole direction of the physicians on the Company's board of directors and the physician or physicians having the right to vote the shares of the Company.

     17. Compliance with Health Laws. The parties enter into this Agreement with the intent of conducting their relationship in full compliance with applicable state, local and federal law, including, but not limited to, the Health Laws. Notwithstanding any unanticipated effect of any of the provisions herein, no party to this Agreement will intentionally conduct itself under the terms of this Agreement in a manner to constitute a violation of the Health Laws.

     18. Referral Policy. Nothing contained in this Agreement shall require (directly or indirectly, explicitly or implicitly) any of the Parties to refer or direct any patients to any other party or to use another party's facilities as a precondition to receiving the benefits set forth herein or in establishing the valuation of the Option or the Sale Shares.

     19. Arbitration; Jury Trial. THE PARTIES SHALL USE GOOD FAITH NEGOTIATION TO RESOLVE ANY CONTROVERSY, DISPUTE OR DISAGREEMENT ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR THE BREACH OF THIS AGREEMENT. IN THE

EVENT THE PARTIES ARE UNABLE TO RESOLVE ANY DISPUTE OR CONTROVERSY BY NEGOTIATION, EITHER PARTY MAY SUBMIT SUCH DISPUTE TO BINDING ARBITRATION WHICH SHALL BE CONDUCTED IN DALLAS, TEXAS. THE BINDING ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE RULES OF PROCEDURE FOR ARBITRATION OF THE NATIONAL HEALTH LAWYERS ASSOCIATION ALTERNATIVE DISPUTE RESOLUTION SERVICE. JUDGMENT ON THE AWARD OR DECISION RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE TERMS OF THIS SECTION, IN THE EVENT OF ANY BREACH OR DISPUTE OF THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS FOR WHICH AN EQUITABLE REMEDY IS APPROPRIATE THE AGGRIEVED PARTY MAY SEEK AND OBTAIN RELIEF IN A COURT OF COMPETENT JURISDICTION TO AVAIL ITSELF OF THE EQUITABLE REMEDIES. IN THAT CASE SHOULD ANY PENDENT LEGAL CLAIMS ARISE, THOSE CLAIMS SHALL BE SUBMITTED TO BINDING ARBITRATION, HOWEVER IF THE COURT FAILS TO REMAND THOSE LEGAL CLAIMS TO ARBITRATION, THEN FOR THOSE CLAIMS, THE PARTIES WAIVE ALL RIGHTS TO ANY TRIAL BY JURY IN ALL LITIGATION RELATING TO OR ARISING OUT OF THIS AGREEMENT.

     Each of the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

                                  SHAREHOLDERS:





                                   Michael R. Cavenee, M.D.


                                    COMPANY:

                              MICHAEL CAVENEE, M.D., P.A.,
                                   a Texas professional association



                                    By:
                                        ----------------------------------------
                                        Michael R. Cavenee, M.D.
                                        President

                                   PARTNER PA SHAREHOLDERS:




                                   --------------------------------------------
                                   Michael R. Cavenee, M.D.


                                   SHCR:

                           SHERIDAN HEALTHCARE, INC.,
                                   a Delaware corporation




                                    By:
                                        ----------------------------------------
                                        Jay A. Martus
                                        Vice President and General Counsel

                     Exhibit A to Purchase Option Agreement

                          Shareholders of the Company



     Name of Shareholder                         Number of Shares Owned

     Michael R. Cavenee, M.D.                             1,000

                                                                       ANNEX A-1

                                AMENDMENT NO. 1
                       CAVENEE PURCHASE OPTION AGREEMENT

     This Amendment No. 1 to the Purchase Option Agreement, is by and among Sheridan Healthcare, Inc., a Delaware corporation ("SHCR"), Michael Cavenee, M.D., P.A., a Texas professional association (the "Company"), and each of the owners listed on Exhibit A to the Purchase Option Agreement (each a "Shareholder" and collectively, the "Shareholders").

     WHEREAS, the parties to the Purchase Option Agreement (the"Agreement"), dated as of March 4, 1998, desire to amend the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the premises, the Agreement is amended (the "Amendment") as follows:

     1. The first sentence of Section 8.19 is amended to read as follows:

     "19.   Labor Laws.  The Company employs nine (9) full-time and nine (9)
part-time employees and generally enjoys a good employer-employee relationship with those employees."

     2. The last sentence of Section 11.3(a) is amended to read as follows:

     "Any Threshold limitation on indemnity shall not apply to the Shareholders' breach of any of their covenants under Schedule 1.1 to this Agreement or any monies due under any of the Related Documents and this Agreement."

     3.If the parties file the Section 338(h)(10) Election (as defined in Section 8 below), Section 11.4(d)(ii) is hereby amended to read as follows:

          "(ii) any portion of the Option Consideration does not constitute an amount realized within the meaning of Section 1001 of the Code from the sale of a capital asset as defined in Section 1222."

     4. Section 11.4 is hereby amended by adding 11.4(e) to read as follows:

     "(e) Losses relating to the failure of SHCR to comply with applicable laws or regulations relating to a transaction undertaken by Shareholders pursuant to
Schedule 1.1."

     5.Section 11.4 is hereby amended by amending the last paragraph thereof to read as follows:

     "Claims under clauses (a) through (e) are hereinafter collectively referred to as "Shareholder Indemnifiable Claims."

     6. The last sentence of Section 11.5(a)(i) is hereby amended to read as follows:

     "Any threshold limitation on indemnity shall not apply to SHCR's covenants pursuant to Schedule 1.1 of this Agreement or any monies due under any of the Related Documents and this Agreement."

     7.If the parties file the Section 338(h)(10) Election (as defined in Section 8 below), the last sentence in the last paragraph of Section 13.1 shall be amended to read as follows:

     "The Company and the Shareholders are solely responsible for filing any tax returns for the time period starting from the date of their last filings and ending as of the close of the Execution Date and paying all Taxes relating thereto."

     8.Section 13.1 is hereby amended by adding a new last paragraph to read as follows:

     "If SHCR determines that it will file an election under Section 338(h)(10) of the Code with respect to the Option granted by this Agreement to purchase the Shares of the Company (the "Section 338(h)(10) Election"), the parties (including the Company, subject to the receipt of the notices referred to below)
(i) will cooperate in the preparation and timely filing of the Section 338(h)(10) Election and (ii) take all such action as is required in order to give effect to the election for federal, state, and local Tax purposes to the greatest extent permitted by law. If the parties file the Section 338(h)(10) Election, SHCR shall pay to the Shareholders on or before April 15, 1999 in immediately available funds the sum of: (i) an amount equal to the product of 19.6% multiplied by any ordinary income reported by the Company (including any adjustments thereto) from the deemed sale of its assets resulting from the
Section 338(h)(10) Election, including, without limitation, ordinary income from the deemed sale of accounts receivable and ordinary income from depreciation recapture under Section 1245 of the Code; plus (ii) an amount equal to any Texas franchise Tax reported by the Company (including any adjustments thereto) as a result of the Section 338(h)(10) Election. The amount of the payment under the preceding sentence shall be grossed up for the federal income tax thereon. If SHCR determines that it will file a Section 338(h)910) Election, SHCR shall notify the Company in writing that it will file a Section 338(h)(10) Election no later than June 10, 1998.

     9.Schedule 1.1 is hereby amended to read as set forth in Annex I hereto; provided, however, that in the event that the parties do not file the Section 338(h)(10) Election, Schedule 1.1 is hereby amended to read as set forth in Annex II hereto.

     10.SHCR shall pay to the Shareholders in immediately available funds all reasonable legal, accounting and other costs incurred by the Shareholder in connection with this Amendment, including, without limitation, the evaluation, preparation and filing of the Section 338(h)(10) Election and the calculation of the payments required under Section 8 of this Amendment. The amount of the payment under the preceding sentence shall be grossed up for the federal income Tax thereon. Payments required under this Section 10 shall be made by SHCR within thirty (30) days of written notice of the amount of such costs by the Shareholders. Notwithstanding the foregoing, in no event shall such payments exceed Twenty Thousand Dollars ($20,000.00).

     11.Capitalized terms used herein and not defined herein shall have the same meaning as set forth in the Agreement.

     12.Except as amended by this Amendment, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of May 7, 1998.

                                  SHAREHOLDERS:

                                   /s/ Michael R. Cavenee, M.D.
                                   ------------------------------------
                                   Michael R. Cavenee, M.D.

                                    COMPANY:

                                   Michael Cavenee, M.D., P.A.,
                                   a Texas professional association

                                   By: /s/ Michael R. Cavenee, M.D.
                                       -----------------------------------------
                                       Michael R. Cavenee, M.D.,
                                       President

                                  Partner P.A.
                                  Shareholders:

                                   /s/Michael R. Cavenee, M.D.
                                   ------------------------------------
                                   Michael R. Cavenee, M.D.

                                      SHCR:

                                   Sheridan Healthcare, Inc.,
                                   a Delaware corporation

                                  By: /s/ Michael Schundler
                                      -----------------------------------------
                                      Michael Schundler, Chief Operating Officer
                                      and Chief Financial Officer

                           ANNEX I TO AMENDMENT NO. 1
                       CAVENEE PURCHASE OPTION AGREEMENT


                                  Schedule 1.1
                                  ------------
                                 CONSIDERATION


     The aggregate option consideration (the "Option Consideration") payable to the Shareholders for their grant of the Option is as follows:

1. Common Stock. Within fifteen days of the Execution Date, SHCR shall deliver to each Shareholder, that number of shares (the "SHCR Shares") of the common stock of SHCR, par value $.01 per share (the "Common Stock") specified next to each Shareholder's name in Exhibit C. Stock being rendered pursuant to this provision is subject to the terms and conditions of an Investment and Shareholders' Agreement dated as of March 4, 1998 by and between SHCR and each of the Shareholders of the Company (the "ISA"). The aggregate number of shares of Common Stock to be issued to all Shareholders as Option Consideration shall be equal to Four Hundred Three Thousand Five Hundred Sixty (403,560) shares of Common Stock for Dr. Cavenee.

2 Cash Consideration. Upon the execution and delivery of this Agreement, SHCR shall deliver cashier's checks to the Shareholders in the amounts specified next to each Shareholder's name in Exhibit C. The aggregate cash consideration portion of the Option Consideration shall be equal to One Million Eight Hundred Twelve Thousand Four Hundred Fifty Five Dollars ($1,812,455.00) for Dr. Cavenee.

3. Guarantee. Except as provided below, SHCR guarantees the Shareholders that on or before the first anniversary (the "First Anniversary") of the Execution Date, the Shareholders shall have received an amount of cash in at least the minimum aggregate amount of Four Million Six Hundred Thirty Four Thousand Nine Hundred Fifty Dollars ($4,634,950.00) from the proceeds of the sale of their SHCR Shares. SHCR may issue more shares (the "Other Shares") of Common Stock to the Shareholders at any time during the first year prior to the First Anniversary and SHCR may require the Shareholders to sell the Other Shares during that year. The proceeds of the sale of the Other Shares shall be accounted in calculating the existence of a Deficit (as hereinafter defined). If the total amount of cash received by the Shareholders pursuant to the two preceding sentences is less than Four Million Six Hundred Thirty Four Thousand Nine Hundred Fifty Dollars ($4,634,950.00) (the "Deficit"), SHCR shall pay to the Shareholders by the First Anniversary the amount of the Deficit in immediately available funds in Dallas, Texas. SHCR further guarantees that the sum of the amount of such cash received by the Shareholders pursuant to the preceding sentences of this Section and
Section 2 of this Schedule 1.1 plus the fair market value of the SHCR Shares (the "Retained Shares") (the sum of which is the "Anniversary Value") retained by the Shareholders as of June 30, 1999 shall equal or exceed Nine Million Two Hundred Twelve Thousand Fifty Five Dollars ($9,212,055.00), and if such sum is less than that amount, SHCR shall at its election, either (i) issue by July 15,

1999 such number of additional shares (the "Additional Shares") of Common Stock such that the Anniversary Value and the fair market value of the Additional Shares shall equal or exceed Nine Million Two Hundred Twelve Thousand Fifty Five Dollars ($9,212,055.00); or (ii) pay to Shareholder by July 5, 1999 cash in an amount equal to Nine Million Two Hundred Twelve Thousand Fifty Five Dollars ($9,212,055.00) minus the Anniversary Value. The Shareholder shall have the registration rights with respect to the Additional Shares as set forth in the Investment and Stockholders' Agreement.

In connection with these provisions, prior to July 1, 1999, the Shareholders agree to promptly sell their shares of Common Stock pursuant to the written directions of SHCR, provided such directions are in accordance with applicable laws.

Notwithstanding the foregoing, the Shareholders may refuse to sell any of their SHCR shares under this provision on the terms directed by SHCR; however, the proceeds that would have been realized from any refused sales shall be deemed as cash received for purposes of calculating the Deficit and the value of the SHCR Shares not sold shall be the refused proceeds.

The Shareholders agree not to sell any of their shares of Common Stock prior to July 1, 1999, except as permitted in the Investment and Stockholders Agreement.

SHCR shall reimburse the Shareholders for all expenses, including reasonable attorneys fees and disbursements of not more than one counsel for all Shareholders, incurred in connection with any sale undertaken by Shareholders pursuant to Schedule 1.1 which sale is not pursuant to a registration under the Securities Act of 1933. SHCR shall reimburse the Shareholders for expenses relating to sales pursuant to a registration under the Securities Act of 1933 as provided in the Investment and Stockholders' Agreement.

For this purpose, the proceeds of the sale of Common Stock shall mean the proceeds of such sales net of all expenses, including underwriter fees and discounts and broker's commissions.

Fair market value of the Retained Shares and the Additional Shares for this purpose shall mean the average of the last sale price per share of Common Stock on NASDAQ National Market for the last fifteen (15) trading days immediately prior to June 30, 1999.

                          ANNEX II TO AMENDMENT NO. 1
                       CAVENEE PURCHASE OPTION AGREEMENT


                                  SCHEDULE 1.1
                                  ------------

                                 CONSIDERATION


     The aggregate option consideration (the "Option Consideration") payable to the Shareholders for their grant of the Option is as follows:

1. Common Stock. Within fifteen days of the Execution Date, SHCR shall deliver to each Shareholder, that number of shares (the "SHCR Shares") of the common stock of SHCR, par value $.01 per share (the "Common Stock") specified next to each Shareholder's name in Exhibit C. Stock being rendered pursuant to this provision is subject to the terms and conditions of an Investment and Shareholders' Agreement dated as of March 4, 1998 by and between SHCR and each of the Shareholders of the Company (the "ISA"). The aggregate number of shares of Common Stock to be issued to all Shareholders as Option Consideration shall be equal to Four Hundred Three Thousand Five Hundred Sixty (403,560) shares of Common Stock for Dr. Cavenee.

2 Cash Consideration. Upon the execution and delivery of this Agreement, SHCR shall deliver cashier's checks to the Shareholders in the amounts specified next to each Shareholder's name in Exhibit C. The aggregate cash consideration portion of the Option Consideration shall be equal to One Million Eight Hundred Twelve Thousand Four Hundred Fifty Five Dollars ($1,812,455.00) for Dr. Cavenee.

3. Guarantee. Except as provided below, SHCR guarantees the Shareholders that on or before the first anniversary (the "First Anniversary") of the Execution Date, the Shareholders shall have received an amount of cash in at least the minimum aggregate amount of Four Million Six Hundred Thirty Four Thousand Nine Hundred Fifty Dollars ($4,634,950.00) from the proceeds of the sale of their SHCR Shares. SHCR may issue more shares (the "Other Shares") of Common Stock to the Shareholders at any time during the first year prior to the First Anniversary and SHCR may require the Shareholders to sell the Other Shares during that year. The proceeds of the sale of the Other Shares shall be accounted in calculating the existence of a Deficit (as hereinafter defined). If the total amount of cash received by the Shareholders pursuant to the two preceding sentences is less than Four Million Six Hundred Thirty Four Thousand Nine Hundred Fifty Dollars ($4,634,950.00) (the "Deficit"), SHCR shall pay to the Shareholders by the First Anniversary the amount of the Deficit in immediately available funds in Dallas, Texas. SHCR further guarantees that the sum of the amount of such cash received by the Shareholders pursuant to the preceding sentences of this Section and
Section 2 of this Schedule 1.1 plus the fair market value of the SHCR Shares (the "Retained Shares") (the sum of which is the "Anniversary Value") retained by the Shareholders as of the First Anniversary shall equal or exceed Nine Million Two Hundred Twelve Thousand Fifty Five Dollars ($9,212,055.00), and if such sum is less than that amount, SHCR shall at its election, either (i) issue within fifteen days following the First Anniversary such number of additional shares (the "Additional Shares") of Common Stock such that the Anniversary Value and the fair market value of the Additional Shares shall equal or exceed Nine Million Two Hundred Twelve Thousand Fifty Five Dollars ($9,212,055.00); or (ii) pay to Shareholder within five (5) days following the First Anniversary cash in an amount equal to Nine Million Two Hundred Twelve Thousand Fifty Five Dollars ($9,212,055.00) minus the Anniversary Value. The Shareholder shall have the registration rights with respect to the Additional Shares as set forth in the Investment and Stockholders' Agreement.

In connection with these provisions, during the first year after the Execution Date, the Shareholders agree to promptly sell their shares of Common Stock pursuant to the written directions of SHCR, provided such directions are in accordance with applicable laws.

Notwithstanding the foregoing, the Shareholders may refuse to sell any of their SHCR shares under this provision on the terms directed by SHCR; however, the proceeds that would have been realized from any refused sales shall be deemed as cash received for purposes of calculating the Deficit and the value of the SHCR Shares not sold shall be the refused proceeds.

The Shareholders agree not to sell any of their shares of Common Stock during the first year after the Execution Date except as permitted in the Investment and Stockholders Agreement.

SHCR shall reimburse the Shareholders for all expenses, including reasonable attorneys fees and disbursements of not more than one counsel for all Shareholders, incurred in connection with any sale undertaken by Shareholders pursuant to Schedule 1.1 which sale is not pursuant to a registration under the Securities Act of 1933. SHCR shall reimburse the Shareholders for expenses relating to sales pursuant to a registration under the Securities Act of 1933 as provided in the Investment and Stockholders' Agreement.

For this purpose, the proceeds of the sale of Common Stock shall mean the proceeds of such sales net of all expenses, including underwriter fees and discounts and broker's commissions.

Fair market value of the Retained Shares and the Additional Shares for this purpose shall mean the average of the last sale price per share of Common Stock on NASDAQ National Market for the last fifteen (15) trading days immediately prior to the Anniversary Date.

                                                                       ANNEX A-2

                               AMENDMENT NO. 1 TO
                       TRIMMER PURCHASE OPTION AGREEMENT

     This Amendment No. 1 to the Purchase Option Agreement, is by and among Sheridan Healthcare, Inc., a Delaware corporation ("SHCR"), Kenneth Trimmer, M.D., P.A., a Texas professional association (the "Company"), and each of the owners listed on Exhibit A to the Purchase Option Agreement (each a "Shareholder" and collectively, the "Shareholders").

     WHEREAS, the parties to the Purchase Option Agreement (the"Agreement"), dated as of March 4, 1998, desire to amend the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the premises, the Agreement is amended (the "Amendment") as follows:

     1. The first sentence of Section 8.19 is amended to read as follows:

     "19.   Labor Laws.  The Company employs nine (9) full-time and nine (9)
part-time employees and generally enjoys a good employer-employee relationship with those employees."

     2. The last sentence of Section 11.3(a) is amended to read as follows:

     "Any Threshold limitation on indemnity shall not apply to the Shareholders' breach of any of their covenants under Schedule 1.1 to this Agreement or any monies due under any of the Related Documents and this Agreement."

     3.If the parties file the Section 338(h)(10) Election (as defined in Section 8 below), Section 11.4(d)(ii) is hereby amended to read as follows:

          "(ii) any portion of the Option Consideration does not constitute an amount realized within the meaning of Section 1001 of the Code from the sale of a capital asset as defined in Section 1222."

     4. Section 11.4 is hereby amended by adding 11.4(e) to read as follows:

     "(e) Losses relating to the failure of SHCR to comply with applicable laws or regulations relating to a transaction undertaken by Shareholders pursuant to
Schedule 1.1."

     5.Section 11.4 is hereby amended by amending the last paragraph thereof to read as follows:

     "Claims under clauses (a) through (e) are hereinafter collectively referred to as "Shareholder Indemnifiable Claims."

     6. The last sentence of Section 11.5(a)(i) is hereby amended to read as follows:

     "Any threshold limitation on indemnity shall not apply to SHCR's covenants pursuant to Schedule 1.1 of this Agreement or any monies due under any of the Related Documents and this Agreement."

     7.If the parties file the Section 338(h)(10) Election (as defined in Section 8 below), the last sentence in the last paragraph of Section 13.1 shall be amended to read as follows:

     "The Company and the Shareholders are solely responsible for filing any tax returns for the time period starting from the date of their last filings and ending as of the close of the Execution Date and paying all Taxes relating thereto."

     8.Section 13.1 is hereby amended by adding a new last paragraph to read as follows:

     "If SHCR determines that it will file an election under Section 338(h)(10) of the Code with respect to the Option granted by this Agreement to purchase the Shares of the Company (the "Section 338(h)(10) Election"), the parties (including the Company, subject to the receipt of the notices referred to below)
(i) will cooperate in the preparation and timely filing of the Section 338(h)(10) Election and (ii) take all such action as is required in order to give effect to the election for federal, state, and local Tax purposes to the greatest extent permitted by law. If the parties file the Section 338(h)(10) Election, SHCR shall pay to the Shareholders on or before April 15, 1999 in immediately available funds the sum of: (i) an amount equal to the product of 19.6% multiplied by any ordinary income reported by the Company (including any adjustments thereto) from the deemed sale of its assets resulting from the
Section 338(h)(10) Election, including, without limitation, ordinary income from the deemed sale of accounts receivable and ordinary income from depreciation recapture under Section 1245 of the Code; plus (ii) an amount equal to any Texas franchise Tax reported by the Company (including any adjustments thereto) as a result of the Section 338(h)(10) Election. The amount of the payment under the preceding sentence shall be grossed up for the federal income Tax thereon. If SHCR determines that it will file a Section 338(h)(10) Election, SHCR shall notify the Company in writing that it will file a Section 338(h)(10) Election no later than June 10, 1998.

     9.Schedule 1.1 is hereby amended to read as set forth in Annex I hereto; provided, however, that in the event that the parties do not file the Section 338(h)(10) Election, Schedule 1.1 is hereby amended to read as set forth in Annex II hereto.

     10.SHCR shall pay to the Shareholders in immediately available funds all reasonable legal, accounting and other costs incurred by the Shareholders in connection with this Amendment, including, without limitation, the evaluation, preparation and filing of the Section 338(h)(10) Election and the calculation of the payments required under Section 8 of this Amendment. The amount of the payment under the preceding sentence shall be grossed up for the federal income Tax thereon. Payments required under this Section 10 shall be made by SHCR within thirty (30) days of written notice of the amount of such costs by the Shareholders. Notwithstanding the foregoing, in no event shall such payments exceed Twenty Thousand Dollars ($20,000.00).

     11.Capitalized terms used herein and not defined herein shall have the same meaning as set forth in the Agreement.

     12.Except as amended by this Amendment, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of May 7, 1998.

                                   SHAREHOLDERS:

                                   /s/ Kenneth J. Trimmer, M.D.
                                   ------------------------------------
                                   Kenneth J. Trimmer, M.D.

                                    COMPANY:

                                   Kenneth Trimmer, M.D., P.A.,
                                   a Texas professional association

                                   By: /s/ Kenneth J. Trimmer, M.D.
                                       -----------------------------------------
                                       Kenneth J. Trimmer, M.D.,
                                       President

                                  Partner P.A.
                                  Shareholders:


                                   /s/ Kenneth J. Trimmer, M.D.
                                   ------------------------------------
                                   Kenneth J. Trimmer, M.D.

                                      SHCR:

                                   Sheridan Healthcare, Inc.,
                                   a Delaware corporation


                                   By:/s/Michael Schundler
                                      -----------------------------------------
                                      Michael Schundler, Chief Operating Officer
                                      and Chief Financial Officer

                           ANNEX I TO AMENDMENT NO. 1
                       TRIMMER PURCHASE OPTION AGREEMENT


                                  SCHEDULE 1.1
                                  ------------

                                 CONSIDERATION


     The aggregate option consideration (the "Option Consideration") payable to the Shareholders for their grant of the Option is as follows:

1. Common Stock. Within fifteen days of the Execution Date, SHCR shall deliver to each Shareholder, that number of shares (the "SHCR Shares") of the common stock of SHCR, par value $.01 per share (the "Common Stock") specified next to each Shareholder's name in Exhibit C. Stock being rendered pursuant to this provision is subject to the terms and conditions of an Investment and Shareholders' Agreement dated as of March 4, 1998 by and between SHCR and each of the Shareholders of the Company (the "ISA"). The aggregate number of shares of Common Stock to be issued to all Shareholders as Option Consideration shall be equal to Four Hundred Forty Six Thousand Forty Shares (446,040) shares of Common Stock for Dr. Trimmer.

2 Cash Consideration. Upon the execution and delivery of this Agreement, SHCR shall deliver cashier's checks to the Shareholders in the amounts specified next to each Shareholder's name in Exhibit C. The aggregate cash consideration portion of the Option Consideration shall be equal to Two Million Three Thousand Three Hundred Forty Five Dollars ($2,003,345.00) for
Dr. Trimmer.

3. Guarantee. Except as provided below, SHCR guarantees the Shareholders that on or before the first anniversary (the "First Anniversary") of the Execution Date, the Shareholders shall have received an amount of cash in at least the minimum aggregate amount of Five Million One Hundred Twenty Two Thousand Eight Hundred Fifty Dollars ($5,122,850.00) from the proceeds of the sale of their SHCR Shares. SHCR may issue more shares (the "Other Shares") of Common Stock to the Shareholders at any time during the first year prior to the First Anniversary and SHCR may require the Shareholders to sell the Other Shares during that year. The proceeds of the sale of the Other Shares shall be accounted in calculating the existence of a Deficit (as hereinafter defined). If the total amount of cash received by the Shareholders pursuant to the two preceding sentences is less than Five Million One Hundred Twenty Two Thousand Eight Hundred Fifty Dollars ($5,122,850.00) (the "Deficit"), SHCR shall pay to the Shareholders by the First Anniversary the amount of the Deficit in immediately available funds in Dallas, Texas. SHCR further guarantees that the sum of the amount of such cash received by the Shareholders pursuant to the preceding sentences of this Section and
Section 2 of this Schedule 1.1 plus the fair market value of the SHCR Shares (the "Retained Shares") (the sum of which is the "Anniversary Value") retained by the Shareholders as of June 30, 1999 shall equal or exceed Ten Million One Hundred Eighty One Thousand Seven Hundred Forty Five Dollars ($10,181,745.00), and if such sum is less than that amount, SHCR shall at its election, either (i) issue by July 15, 1999 such number of additional shares (the "Additional

Shares") of Common Stock such that the Anniversary Value and the fair market value of the Additional Shares shall equal or exceed Ten Million One Hundred Eighty One Thousand Seven Hundred Forty Five Dollars ($10,181,745.00); or (ii) pay to Shareholder July 5, 1999 cash in an amount equal to Ten Million One Hundred Eighty One Seven Hundred Forty Five Dollars ($10,181,745.00) minus the Anniversary Value. The Shareholder shall have the registration rights with respect to the Additional Shares as set forth in the Investment and Stockholders' Agreement.

In connection with these provisions, prior to July 1, 1999, the Shareholders agree to promptly sell their shares of Common Stock pursuant to the written directions of SHCR, provided such directions are in accordance with applicable laws.

Notwithstanding the foregoing, the Shareholders may refuse to sell any of their SHCR Shares under this provision on the terms directed by SHCR; however, the proceeds that would have been realized from any refused sales shall be deemed as cash received for purposes of calculating the Deficit and the value of the SHCR Shares not sold shall be the refused proceeds.

The Shareholders agree not to sell any of their shares of Common Stock prior to July 1, 1999 except as permitted in the Investment and Stockholders Agreement..

SHCR shall reimburse the Shareholders for all expenses, including reasonable attorneys fees and disbursements of not more than one counsel for all Shareholders, incurred in connection with any sale undertaken by Shareholders pursuant to Schedule 1.1 which sale is not pursuant to a registration under the Securities Act of 1933. SHCR shall reimburse the Shareholders for expenses relating to sales pursuant to a registration under the Securities Act of 1933 as provided in the Investment and Stockholders' Agreement.

For this purpose, the proceeds of the sale of Common Stock shall mean the proceeds of such sales net of all expenses, including underwriter fees and discounts and broker's commissions.

Fair market value of the Retained Shares and the Additional Shares for this purpose shall mean the average of the last sale price per share of Common Stock on NASDAQ National Market for the last fifteen (15) trading days immediately prior to June 30, 1999.

                          ANNEX II TO AMENDMENT NO. 1
                       TRIMMER PURCHASE OPTION AGREEMENT


                                  SCHEDULE 1.1
                                  ------------
                                 CONSIDERATION


     The aggregate option consideration (the "Option Consideration") payable to the Shareholders for their grant of the Option is as follows:

1. Common Stock. Within fifteen days of the Execution Date, SHCR shall deliver to each Shareholder, that number of shares (the "SHCR Shares") of the common stock of SHCR, par value $.01 per share (the "Common Stock") specified next to each Shareholder's name in Exhibit C. Stock being rendered pursuant to this provision is subject to the terms and conditions of an Investment and Shareholders' Agreement dated as of March 4, 1998 by and between SHCR and each of the Shareholders of the Company (the "ISA"). The aggregate number of shares of Common Stock to be issued to all Shareholders as Option Consideration shall be equal to Four Hundred Forty Six Thousand Forty Shares (446,040) shares of Common Stock for Dr. Trimmer.

2 Cash Consideration. Upon the execution and delivery of this Agreement, SHCR shall deliver cashier's checks to the Shareholders in the amounts specified next to each Shareholder's name in Exhibit C. The aggregate cash consideration portion of the Option Consideration shall be equal to Two Million Three Thousand Three Hundred Forty Five Dollars ($2,003,345.00) for
Dr. Trimmer.

3. Guarantee. Except as provided below, SHCR guarantees the Shareholders that on or before the first anniversary (the "First Anniversary") of the Execution Date, the Shareholders shall have received an amount of cash in at least the minimum aggregate amount of Five Million One Hundred Twenty Two Thousand Eight Hundred Fifty Dollars ($5,122,850.00) from the proceeds of the sale of their SHCR Shares. SHCR may issue more shares (the "Other Shares") of Common Stock to the Shareholders at any time during the first year prior to the First Anniversary and SHCR may require the Shareholders to sell the Other Shares during that year. The proceeds of the sale of the Other Shares shall be accounted in calculating the existence of a Deficit (as hereinafter defined). If the total amount of cash received by the Shareholders pursuant to the two preceding sentences is less than Five Million One Hundred Twenty Two Thousand Eight Hundred Fifty Dollars ($5,122,850.00) (the "Deficit"), SHCR shall pay to the Shareholders by the First Anniversary the amount of the Deficit in immediately available funds in Dallas, Texas. SHCR further guarantees that the sum of the amount of such cash received by the Shareholders pursuant to the preceding sentences of this Section and
Section 2 of this Schedule 1.1 plus the fair market value of the SHCR Shares (the "Retained Shares") (the sum of which is the "Anniversary Value") retained by the Shareholders as of the First Anniversary shall equal or exceed Ten Million One Hundred Eighty One Thousand Seven Hundred Forty Five Dollars

($10,181,745.00), and if such sum is less than that amount, SHCR shall at its election, either (i) issue within fifteen days following the First Anniversary such number of additional shares (the "Additional Shares") of Common Stock such that the Anniversary Value and the fair market value of the Additional Shares shall equal or exceed Ten Million One Hundred Eighty One Thousand Seven Hundred Forty Five Dollars ($10,181,745.00); or (ii) pay to Shareholder within five (5) days following the First Anniversary cash in an amount equal to Ten Million One Hundred Eighty One Seven Hundred Forty Five Dollars ($10,181,745.00) minus the Anniversary Value. The Shareholder shall have the registration rights with respect to the Additional Shares as set forth in the Investment and Stockholders' Agreement.

In connection with these provisions, during the first year after the Execution Date, the Shareholders agree to promptly sell their shares of Common Stock pursuant to the written directions of SHCR, provided such directions are in accordance with applicable laws.

Notwithstanding the foregoing, the Shareholders may refuse to sell any of their SHCR Shares under this provision on the terms directed by SHCR; however, the proceeds that would have been realized from any refused sales shall be deemed as cash received for purposes of calculating the Deficit and the value of the SHCR Shares not sold shall be the refused proceeds.

The Shareholders agree not to sell any of their shares of Common Stock during the first year after the Execution Date except as permitted in the Investment and Stockholders Agreement..

SHCR shall reimburse the Shareholders for all expenses, including reasonable attorneys fees and disbursements of not more than one counsel for all Shareholders, incurred in connection with any sale undertaken by Shareholders pursuant to Schedule 1.1 which sale is not pursuant to a registration under the Securities Act of 1933. SHCR shall reimburse the Shareholders for expenses relating to sales pursuant to a registration under the Securities Act of 1933 as provided in the Investment and Stockholders' Agreement.

For this purpose, the proceeds of the sale of Common Stock shall mean the proceeds of such sales net of all expenses, including underwriter fees and discounts and broker's commissions.

Fair market value of the Retained Shares and the Additional Shares for this purpose shall mean the average of the last sale price per share of Common Stock on NASDAQ National Market for the last fifteen (15) trading days immediately prior to the Anniversary Date.

                                                                         Annex B
                            SHERIDAN HEALTHCARE, INC.

                Third Amended and Restated 1995 Stock Option Plan

        1.     PURPOSE
               -------

        This Second Amended and Restated 1995 Stock Option Plan (the "Plan"), which was first adopted as the SAMA Holdings, Inc. 1995 Stock Option Plan effective as of April 27, 1995 and first amended and restated on July 27, 1995, is intended as a performance incentive for officers, employees, consultants, directors and other key persons of Sheridan Healthcare, Inc. (the "Company"), its Subsidiaries (as hereinafter defined) or their Affiliates (as hereinafter defined) to enable the persons to whom options are granted (the "Optionees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options"). The term "Subsidiaries" includes any corporations in which stock possessing fifty percent or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company. The term "Affiliates" includes all corporations or other entities controlling, controlled by or under common control with the Company or any of its Subsidiaries and includes any physician, professional corporation or other person to whom or which the Company or any of its Subsidiaries provides services pursuant to a management services agreement or similar arrangements.

        2.     OPTIONS TO BE GRANTED; ADMINISTRATION OF THE PLAN
               -------------------------------------------------

        (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any option intended to be an Incentive Option shall fail to qualify as an "incentive stock option" under the Code, such option shall be deemed to be a Nonqualified Option. Each option granted hereunder shall be embodied in a written agreement, as described in
      Section 4 hereof, that is signed by the Optionee and an authorized officer of the Company.

        (b) The Plan shall be administered either by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Option Committee") of not fewer than two directors of the Company appointed by the Board of Directors (in either case, the "Administrator"). None of the members of the Option Committee shall be an officer or other full-time employee of the Company. It is the intention of the Company that each member of the Option Committee shall be a "Non-Employee Director" as that term is defined and interpreted pursuant to Rule 16b-3(b)(3)(i) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and that, on and after the date the Plan becomes subject to Section 162(m) of the Code, each member of the Option Committee shall be an "outside director" as that term is defined and interpreted pursuant to Section 162(m) of the Code and the regulations promulgated thereunder. Subject to the foregoing requirements of Section 2(b), the Compensation Committee of the Board of Directors may serve as the Option Committee. Action by the Option Committee shall require the affirmative vote of a majority of all its members.

        (c) Subject to the terms and conditions of the Plan, the Administrator shall have the power:

                           (i) To determine  from time to time the options to be
                 granted to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of options (including without limitation, the number of shares subject to each such option, the effects upon such options of any change in control of the Company and any vesting provisions with respect to such options) granted under the Plan to such persons;

                           (ii) To construe  and  interpret  the Plan and grants
                 thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan (including to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any option agreement, or in any related agreements, in the manner and to the extent the Administrator shall deem necessary or expedient to make the Plan fully effective);

                           (iii) To amend from time to time, as the Administrator may determine is in the best interests of the Company, the terms of any outstanding options, including without limitation, to modify the vesting schedule, exercise price or expiration date thereof in a manner not inconsistent with the terms of the Plan; and

                           (iv) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

        All decisions and determinations by the Administrator in the exercise of these powers shall be final and binding upon the Company and the Optionees.

         (d) Delegation of Authority to Grant Options. The Administrator, in its ---------------------------------------- discretion, may delegate to the Chief Executive Officer of the Company or any Subsidiary all or part of the Administrator's authority and duties with respect to Options, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act and, on and after the date the Plan becomes subject to Section 162(m) of the Code, who also are not "covered employees" within the meaning of Section 162(m) of the Code. The Administrator may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

         3.       STOCK SUBJECT TO THE OPTIONS
                  ----------------------------


         The stock granted under the Plan, or subject to the options granted under the Plan, shall be shares of the Company's authorized but unissued Common Stock, par value $.01 per share (the "Common Stock"), which may either be authorized but unissued shares or treasury shares or shares previously reserved for issuance upon exercise of options under the Plan, and allocable to one or more options (or portions of options) which have expired or been canceled or terminated (other than by exercise). The total number of shares that may be issued under the Plan shall not exceed an aggregate of 1,750,000 shares of
                                                         ========= Common Stock.
Options with respect to no more than 250,000 shares of Common Stock may be granted to any one individual during any one calendar year period. Such number of shares shall be subject to adjustment as provided in Section 7 hereof.


         4.       ELIGIBILITY
                  -----------

         (a) Incentive Options may be granted only to employees of the Company or its Subsidiaries, including members of the Board of Directors who are also employees of the Company or its Subsidiaries, who are eligible to receive an Incentive Stock Option under the Code. Nonqualified Options may be granted to officers, other employees and directors of the Company or its Subsidiaries, and to consultants and other key persons who provide services to the Company or its Subsidiaries or their Affiliates (regardless of whether they are also employees) and to such other persons as the Administrator may select from time to time, provided, however, that no Nonqualified Options may be granted under the Plan to any person while serving as a member of the Option Committee except as provided in Section 4(d) hereof.

         (b) No person shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of ten percent of the voting power of all outstanding capital stock of the Company, unless notwithstanding anything in this Plan to the contrary (i) the purchase price for Common Stock subject to such option is at least 110% of the fair market value of such Common Stock at the time of the grant and (ii) the option by its terms is not exercisable more than five years from the date of grant thereof.

         (c) Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and Subsidiaries) shall not exceed $100,000. Any option granted under the Plan in excess of the foregoing limitations shall be deemed to be a Nonqualified Option.

         (d)      (i)      (A)             Each non-employee member of the Board
                                           of Directors of the Company   serving
                                           in such capacity upon consummation of
                                           the Company's initial public offering
                                           shall  automatically  be   granted on
                                           such date a Nonqualified   Option  to
                                           purchase 7,500   shares  of    Common
                                           Stock.

                           (B) Each person who first becomes a non-employee member of the Board of Directors of the Company after the consummation of the Company's initial public offering shall automatically be granted on the date such person first becomes a director a Nonqualified Option to purchase 7,500 shares of Common Stock.

                           (C) Each non-employee member of the Board of Directors of the Company serving in such capacity on the fifth business day after each annual meeting of stockholders, beginning with the 1996 annual meeting, shall automatically be granted on such day a Nonqualified Option to purchase 2,500 shares of Common Stock.

                           (ii) The purchase  price per share of Common Stock of
                 each Nonqualified Option granted to a member of the Board of Directors pursuant to this Section 4(d) shall be the fair market value of the Common Stock on the date the option is granted.

                           (iii) Options granted under this Section 4(d) shall become exercisable in three equal installments, with one-third becoming exercisable on the date of grant and an additional one-third on each of the two successive anniversaries thereof and shall expire no later than the tenth anniversary of the grant date.

                           (iv) The  provisions of this Section 4(d) shall apply
                 only to automatic grants of Nonqualified Options to non-employee directors, and shall not be deemed to modify, limit or otherwise apply to any other provisions of the Plan or to any option granted thereunder to any other person, including options granted to non-employee directors otherwise than pursuant to this Section 4(d).

         5.       TERMS OF THE OPTION AGREEMENTS
                  ------------------------------

         Subject to the terms and conditions of the Plan, each option agreement shall contain such provisions as the Administrator shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

         (a) Expiration; Termination of Employment. Notwithstanding any other ------------------------------------------ provision of the Plan or of any option agreement, each option shall expire not later than the date specified in the option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the option was granted. If an Optionee's employment with the Company and its Subsidiaries terminates for any reason, the Administrator may in its discretion provide, at any time, that any outstanding option granted to such Optionee under the Plan shall be exercisable for such period following termination of employment as may be specified by the Administrator, subject to the expiration date of such option.

         (b) Exercise. Each option shall be exercisable in such installments -------- (which need not be equal) and at such times as may be designated by the Administrator. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

         (c) Purchase Price. The purchase price per share of Common Stock --------------- subject to each option shall be determined by the Administrator; provided, however, that the purchase price per share of Common Stock subject to each Incentive Option shall be not less than the fair market value of the Common Stock on the date such Incentive Option is granted. For the purposes of the Plan, the fair market value of the Common Stock shall be determined in good faith by the Administrator; provided, however, that (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Small-Cap Market on the date the option is granted, the fair market value shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on NASDAQ reported for such date, (ii) if the Common Stock is admitted to trading on a national securities exchange or the NASDAQ National Market on the date the option is granted, the fair market value shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported, and (iii) the fair market value of the Common Stock on the effective date of the registration statement for the Company's initial public offering shall be the initial offering price.

         (d) Rights of Optionees. No Optionee shall be deemed for any purpose to ------------------- be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

         (e) Transfer. No option granted hereunder shall be transferable by the -------- Optionee other than by will or by the laws of descent and distribution, and such option may be exercised during the Optionee's lifetime only by the Optionee, or his or her guardian or legal representative. Notwithstanding the foregoing, the Administrator may permit an optionee to transfer, without consideration for the transfer, a Nonqualified Option to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.

         6.       METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE
                  ---------------------------------------------

         (a) Any option granted under the Plan may be exercised by the Optionee in whole or in part by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice").

         (b) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either: (i) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (ii) if authorized by the applicable option agreement and if permitted by law, by delivery of shares of Common Stock that the optionee may freely transfer having a fair market value, determined by reference to the provisions of Section 5(c) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; or (iii) by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause
        (iii).

         (c) The delivery of certificates representing shares of Common Stock to be purchased pursuant to the exercise of an option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Optionee required by the Administrator, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law (including payment of any amount required to be withheld by the Company pursuant to applicable law).

         7.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION
                  -----------------------------------------

         (a) If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

         (b) Adjustments under this Section 7 shall be determined by the Administrator and such determinations shall be conclusive. The Administrator shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

         8.       EFFECT OF CERTAIN TRANSACTIONS
                  ------------------------------

         (a) In the case of a Change of Control (as defined below), all outstanding options shall automatically become fully exercisable whether or not such options were exercisable immediately prior thereto. Unless provision is made in connection with such Change of Control for the assumption of options theretofore granted, or the substitution for such options of new options of the successor entity or parent thereof (with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 7), the Plan and the options issued hereunder shall terminate upon the effectiveness of such Change of Control. In the event of such termination, all outstanding options shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

         (b) "Change of Control" shall mean the occurrence of any one of the following events:

                           (i) any  "person,"  as such term is used in  Sections
                 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company of any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing in excess of 50% of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding shares of Common Stock of the Company (in either such case other than as a result of an acquisition of securities directly from the Company); or

                          (ii) persons who, as of the effective date of the Plan,constitute the Company's Board of Directors (the"Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

                           (iii) the  stockholders  of the Company shall approve
                 (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Common Stock beneficially owned by any person in excess of 50% or more of the shares of Common Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person in excess of 50% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

         9.       TAX WITHHOLDING
                  ---------------

         (a) Payment by Optionee. Each Optionee shall, no later than the date as ------------------- of which the value of any option granted hereunder or of any Common Stock issued upon the exercise of such option first becomes includible in the gross income of the Optionee for federal income tax purposes (the "Tax Date"), pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. In the event that an Optionee has not made the arrangements described in this Section 9(a) and has not made an election under this Section 9(b) on or before the Tax Date, the Company is hereby authorized to withhold the amount of any federal, state or local taxes of any kind required by law with respect to such income from any payment otherwise due to the Optionee.

         (b) Payment in Shares. Subject to approval by the Administrator, an ----------------- Optionee may elect to have such tax withholding obligation satisfied, in whole or in part,by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an option exercise a number of shares with an aggregate fair market value (determined by the Administrator in accordance with Section 5(c) as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Optionee with an aggregate fair market value (determined by the Administrator in accordance with Section 5(c) as of the date the withholding is effected) that would satisfy the withholding amount due.



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



     10.      AMENDMENT OF THE PLAN
              ---------------------

         The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval, provided that any such amendment is also approved by the stockholders of the Company if it would materially increase the benefits accruing to Optionees under the Plan, or to the extent required by the Code to ensure that Incentive Options granted under the Plan are qualified under Section 422 of the Code or if determined by the Administrator to be necessary or advisable for purposes of the Act or otherwise. Except as otherwise provided, an amendment shall be binding upon options previously granted under the Plan unless the amendment adversely affects the rights of an Optionee, in which event the consent of the Optionee shall be required with respect to any portion of such amendment having such effect.

         11.   NONEXCLUSIVITY OF THE PLAN
               --------------------------

         Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. Neither the Plan nor any option granted hereunder shall be deemed to confer upon any employee any right to continued employment with the Company or its Subsidiaries or their Affiliates.

         12.   GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW
               -----------------------------------------------

         (a) The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

         (b) The Plan shall be governed by Delaware law, except to the extent that such law is preempted by federal law.

         13.    EFFECTIVE DATE OF THE PLAN; STOCKHOLDER APPROVAL
                ------------------------------------------------

         The Plan shall become effective upon the date that it is approved by the Board of Directors of the Company; provided, however, that the Plan shall be subject to the approval of the Company's stockholders in accordance with applicable laws and regulations within twelve months of such effective date. No options granted under the Plan prior to such stockholder approval may be exercised until such approval has been obtained. No options may be granted under the Plan after the tenth anniversary of the effective date of the Plan.

                                              * * *

Approved by Board of Directors: July 27, 1995

Approved by Stockholders: August 17, 1995

Amended by Board of Directors: February 26, 1997

Approved by Stockholders: May 15, 1997
Approved by Stockholders: June 24, 1998
======================================

                           SHERIDAN HEALTHCARE, INC.

           4651 Sheridan Street, Suite 400, Hollywood, Florida 33021

                             Proxy for Common Stock
P
R         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
O
X
Y The undersigned hereby appoints Mitchell Eisenberg, M. D. and Jay A. Martus, Esq., and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Sheridan Healthcare, Inc. (the "Company"), to be held at the offices of the Company at 4651 Sheridan Street, Suite 400, Hollywood, Florida 33021 on June 24, 1998 at 10:00 a.m., Florida time, and at any adjournments or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 1997 Annual Report to Stockholders.



                  CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE

X Please mark votes as in this example.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated with respect to Proposals 1, 2 or 3 below, the undersigned's votes will be cast "FOR" each of such matters. The undersigned's votes will be cast in accordance with the proxies' discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1.Proposal to elect Mitchell Eisenberg, M.D. and Neil A. Natkow, D.O. as Class III Directors of the Company, each for a three-year term to continue until the 2001 Annual Meeting of Stockholders and until the successor of each is duly elected and qualified.

  FOR BOTH           WITHHELD             --------------------------------------
                     FROM BOTH            Withheld as to the nominee noted above

2.Proposal to approve the potential issuance of shares of Common Stock of the Company in connection with the acquisition by the Company of an office-based physician practice.

  FOR                AGAINST              ABSTAIN

3.Proposal to approve the amendment to the Company's Second Amended and Restated 1995 Stock Option Plan to increase the number of shares of Common Stock of the Company that may be issued thereunder from 1,350,000 to 1,750,000.

  FOR                AGAINST              ABSTAIN


4.To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

For joint accounts, each owner should           Signature            Date
sign. Executors, administrators,  trustees,              -----------     -------
corporate officers and others acting in a       Signature            Date
representative capacity should give full                 -----------     -------
title or authority.



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